UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number        811-07322
                                                                The Integrity Funds

(Exact name of registrant as specified in charter)

Address of Registrant :        1 Main Street North
                                           Minot, ND 58703

Name and address of agent for service :        Brenda Sem
                                                                    1 Main Street North
                                                                    Minot, ND 58703

Registrant’s telephone number, including area code: (701)852-5292
Date of fiscal year end: December 31, 2003
Date of reporting period: June 30, 2004

Item 1. Reports to Stockholders.

Integrity Equity Fund

Dear Shareholder:

Enclosed is the semi-annual report of the operations of the Integrity Equity Fund (the "Fund") for the six months ended June 30, 2004.  The Fund's portfolio and related financial statements are presented within for your review.

I am pleased to report that the Integrity Equity Fund was up approximately 2.4% for the first six months of 2004.  This is compared to the Lipper Mlt-Cap Core Index as traded by Lipper Analytical Services, which was up 4.05% for the first six months of 2004.  According to Lipper, the Integrity Equity Fund was in the top half of all funds in its category for the period.  The S&P 500 returned 3.13% during the period, as smaller stocks in the S&P 500 slightly outperformed larger stocks.  The Integrity Equity Fund is invested in some of the largest, most well diversified companies in the U.S.

Our investments in the energy sector drove our outperformance relative to the Lipper benchmark for the last six months.  Portfolio companies such as Conoco Phillips, Anadarko Petroleum, Apache and Burlington Resources all significantly outperformed the S&P 500 during the period, posting double digit returns.  We were overweight energy throughout the period, with our weighting in the double digits as a percentage of assets while the S&P 500 weighting are approximately 6.7%.  We have sold down these positions moderately over the period but continue to hold significant positions in the oil patch as favorable commodity pricing should drive outsized earnings gains relative to analyst expectations.  Our returns were negatively impacted by investments in the health care sector, as our investment in the pharmaceutical sector, including one of our larger holdings, Pfizer, continued to underperform.  We remain excited about the long-term prospects for companies in this sector and will continue to include a substantial weighting in the health care sector for the long-term.

In terms of the broad market, action in the first half can only be described as confused, despite moderate gains.  Market action was choppy after a sizable run-up in the first two months of the year, as markets gave back most of the gains due to concerns over terrorism and employment data.  Over time, the “jobless recovery” was proved to be a myth (in-line with our expectations), but a new fear, rising interest rates, spooked the market.  Many stocks had “gotten ahead of themselves” in terms of valuation and have failed to move despite increasing earnings growth.

Small capitalization stocks, which typically benefit more quickly and more visibly from an economic recovery, outperformed their larger brethren in the first six months of the year.  I continue to believe that investors will begin to recognize the relative safety and the attractive yields of larger capitalization stocks.  Valuation differentials between large and small cap stocks have compressed to the point that small cap stocks in aggregate are more expensive than large cap stocks, and recent dividend tax cuts disproportionately favor investors in larger, more mature companies with strong cash flows and payouts, setting the stage for potential large cap outperformance in upcoming years.  Your ownership in the Integrity Equity Fund positions you to take advantage of this prospective trend.

As the manager of the Integrity Equity Fund, I am focused on investing in equity securities that have industry-leading characteristics and are undervalued relative to the market.  My “bottoms up” approach to investing continues to yield attractive buying opportunities at current values, and I am dedicated to allocating your capital to the companies that I believe will show strength in the years ahead.  Additionally, I will continue to examine the relative attractiveness of a number of industry sectors and selectively allocate capital to those industry groups that have underperformed the market in recent quarters.  I believe our strategy of “bottoms up” securities analysis will optimize returns in the long-term.

Sincerely,

Richard Barone
Chief Executive Officer/Portfolio Manager
Ancora Advisors LLC, Subadvisor to Integrity Mutual Funds

The views expressed are those of Richard Barone and Ancora Advisors, LLC, Sub-Advisor to the Integrity Equity and Income Funds.  The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or any Integrity Mutual Fund.

Terms & Definitions  June 30, 2004 (Unaudited)

Appreciation
Increase in the value of an asset.

Average Annual Total Return
A standardized measurement of the return (appreciation) earned by a fund on an annual basis.

Consumer Price Index
A commonly used measure of inflation; it does not represent an investment return.

Depreciation
Decrease in the value of an asset.

Growth Fund
A type of diversified common stock fund that has capital appreciation as its primary goal.  It invests in companies that reinvest most of their earnings for expansion, research, or development.

Growth & Income Fund
Fund that invests in common stocks for both current income and long-term growth of capital and income.

Load
A mutual fund whose shares are sold with a sales charge added to the net asset value.

Market Value
Actual price at which a fund trades in the market place.

Multiple Classes of Shares
Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options, which are “classes” of shares.  Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals.  Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

Net Asset Value (NAV)
The value of all your fund’s assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

No-Load
A mutual fund whose shares are sold without a sales charge added to the net asset value.

Offering Price
The price at which a mutual fund’s share can be purchased.  The offering price per share is the current net asset value plus any sales charge.

Total Return
Measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in the fund’s portfolio for the period, assuming the reinvestment of all dividends.  It represents the aggregate percentage or dollar value change over the period.

June 30, 2004 (Unaudited)

PORTFOLIO MARKET SECTORS

(as a % of Net Assets)

F – Financial	20.5%
T – Technology	18.7%
S – Services	16.5%
HC – Healthcare	13.1%
E – Energy	12.0%
C – Conglomerates	8.0%
BM – Basic Materials	5.8%
O – Other	3.3%
U – Utilities	2.1%

Market sectors are breakdowns of the Fund’s portfolio holdings into specific investment classes.
These percentages are subject to change.

TOP TEN HOLDINGS
1.	3M Co.	4.79%
2.	Pfizer Inc.	4.01%
3.	American Express Company	3.83%
4.	Dell Inc.	3.81%
5.	IBM	3.75%
6.	Cardinal Health	3.73%
7.	Apache Corp	3.71%
8.	Wells Fargo & Co.	3.65%
9.	ConocoPhillips	3.65%
10.	Microsoft Corp.	3.65%

The Funds holdings are subject to change at any time.

June 30, 2004 (Unaudited)

DISCLOSURE OF FUND EXPENSES

EXAMPLE 1:

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $1,000 in the Fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of those periods.  The example also is based on the Fund’s actual operating expenses of 2.00% (A shares), 1.50% (N shares) and rate of return for the period of 2.09% (A shares), 2.37% (N shares).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption		No Redemption
Share Class	A	N	A	N
YTD Expenses	$77	$15	$77	$15

Account value of an initial investment of $1,000 on A shares as of the end of the period would be $962.

Account value of an initial investment of $1,000 on N shares as of the end of the period would be $1,024.

EXAMPLE 2:

This example assumes that you invest $1,000 in the Fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of those periods.  The example is based on the Fund’s actual operating expenses of 2.00% (A shares), 1.50% (N shares) and also assumes that your investment has a 5.00% return.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption		No Redemption
Share Class	A	N	A	N
YTD Expenses	$77	$15	$77	$15

Account value of an initial investment of $1,000 on A shares as of the end of the period would be $990.

Account value of an initial investment of $1,000 on N shares as of the end of the period would be $1,050.

June 30, 2004 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	For periods ending June 30, 2004
Integrity Equity Fund				Since Inception
Class N Shares	1 year	5 year	10 year	(September 7, 1992)
No-Load	15.40%	(4.88%)	6.99%	6.54%

	For periods ending June 30, 2004
				Since Inception
Lipper Mlt-Cap Core Index	1 year	5 year	10 year	(September 7, 1992)
	20.71%	0.14%	10.61%	10.48%

	For periods ending June 30, 2004
				Since Inception
S&P 500 Index	1 year	5 year	10 year	(September 7, 1992)
	19.11%	(2.20%)	11.82%	11.06%

	For periods ending June 30, 2004
Integrity Equity Fund				Since Inception
Class A Shares	1 year	5 year	10 year	(June 16, 2003)
Without Sales Charge	14.75%	N/A	N/A	11.07%
With Sales Charge (5.75%)	8.13%	N/A	N/A	4.95%

	For periods ending June 30 ,2004
				Since Inception
Lipper Mlt-Cap Core Index	1 year	5 year	10 year	(June 16, 2003)
	20.71%	0.14%	10.61%	16.39%

	For periods ending June 30, 2004
				Since Inception
S&P 500 Index	1 year	5 year	10 year	(June 16, 2003)
	19.11%	(2.20%)	11.82%	19.74%

Performance data quoted above is historical.  Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.  You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 1-800-276-1262.

You should consider the Fund's investment objectives, risks, and charges and expenses carefully before investing.  For this and other important information, please obtain a fund prospectus at no cost from your financial advisor and read it carefully before investing.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemption of Fund shares.

The Fund's performance prior to May 23, 2003, was achieved while the Fund was managed by another investment advisor, who used different investment strategies and techniques, which may produce different investment results than those achieved by the current investment advisor. Prior to May 23, 2003, the Canandaigua National Bank & Trust Company served as investment advisor to the Fund.

June 30, 2004 (Unaudited)

COMPARATIVE INDEX GRAPH (insert here)

Comparison of change in value of a $10,000 investment in the Integrity Equity Fund, Lipper Mlt-Cap Core Index, and the S&P 500 Index

Class N Shares
	Integrity Equity Fund	Lipper Mlt-Cap Core Index	S&P 500 Index
09/07/1992	$10,000	$10,000	$10,000
1992	$10,290	$10,971	$10,627
1993	$10,880	$12,325	$11,698
1994	$10,930	$12,211	$11,853
1995	$13,630	$16,144	$16,307
1996	$16,670	$19,449	$20,051
1997	$19,400	$24,559	$26,740
1998	$22,800	$29,149	$34,382
1999	$30,484	$35,202	$41,617
2000	$32,049	$34,027	$37,828
2001	$22,596	$30,367	$33,332
2002	$16,692	$23,764	$25,965
2003	$20,645	$31,205	$33,413
06/30/04	$21,135	$32,470	$34,564

Class A Shares
	Integrity Equity Fund w/o Sales Charge	Integrity Equity Fund w/Max Sales Charge	Lipper Mlt-Cap Core Index	S&P 500 Index

06/16/03	$10,000	$9,425	$10,000	$10,000
2003	$10,927	$10,298	$11,255	$11,661
6/30/04	$11,155	$10,516	$11,711	$12,063

Putting Performance into Perspective

Returns are historical and are not a guarantee of future results.  The graph comparing your Fund’s performance to a benchmark index provides you with a general sense of how your Fund performed.  To put this information in context, it may be helpful to understand the special differences between the two.  Your Fund’s total return for the period shown appears with and without sales charges and includes Fund expenses and management fees.  A securities index measures the performance of a theoretical portfolio.  Unlike a fund, the index is unmanaged; there are no expenses that affect the results.  In addition, few investors could purchase all of the securities necessary to match the index.  And, if they could, they would incur transaction costs and other expenses.  All Fund and benchmark returns include reinvested dividends.  The Fund’s share price, yields, and total returns will vary, so that shares, when redeemed, may be worth more or less than their original cost.

June 30, 2004 (Unaudited)

MANAGEMENT OF THE FUND

The Board of The Integrity Funds consists of four Trustees.  These same individuals, unless otherwise noted, also serve as directors or trustees for all of the funds in the Integrity family of funds, the six series of Integrity Managed Portfolios (formerly known as Ranson Managed Portfolios), and the eight series of The Integrity Funds.  Three Trustees (75% of the total) have no affiliation or business connection with the Investment Adviser or any of its affiliates.  These are the “independent” Trustees.  The remaining Trustees/Officers are “interested” by virtue of their affiliation with the Investment Adviser and its affiliates.

The Independent Trustees of the Fund, their term of office and length of time served, their principal occupation(s) during the past five years, the number of portfolios overseen in the Fund Complex by each Independent Trustee and other directorships, if any, held outside the Fund Complex, are shown below.

INDEPENDENT TRUSTEES

Name, Address and Age	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex *	Other Directorships Held Outside The Fund Complex
Lynn W. Aas 904 NW 27th Minot, ND 58703 83	Trustee	Since Sept. 2003	Retired; Attorney; Director, ND Tax-Free Fund, Inc. (since December 1994), Montana Tax-Free Fund, Inc. (since December 1994), South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004) Integrity Fund of Funds, Inc. (since August 1994), Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003); Trustee, Integrity Managed Portfolios (since January 1996) and The Integrity Funds (since September 2003); and Director, First Western Bank & Trust (until May 2002).	17	None
Orlin W. Backes 15 2nd Ave., SW – Ste. 305 Minot, ND 58701 69	Trustee	Since May 2003	Attorney, McGee, Hankla, Backes & Dobrovolny, P.C.; Director, ND Tax-Free Fund, Inc. (since April 1995), Montana Tax-Free Fund, Inc. (since April 1995), South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004), Integrity Fund of Funds, Inc. (since April 1995), Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003); Trustee, Integrity Managed Portfolios (since January 1996) and The Integrity Funds (since May 2003); and Director, First Western Bank & Trust.	17	Director, First Western Bank & Trust
R. James Maxson Town & Country Center 1015 S. Broadway Suite 15 Minot, ND 58701 56	Trustee	Since May 2003	Attorney, Maxson Law Office (since November 2002), Attorney, McGee, Hankla, Backes & Dobrovolny, P.C. (April 2000 to November 2002); Attorney, Farhart, Lian and Maxson, P.C. (March 1976 to March 2000); Director, ND Tax-Free Fund, Inc. (since January 1999), Montana Tax-Free Fund, Inc. (since January 1999), South Dakota Tax-Free Fund, Inc. ( January 1999 to June 2004), Integrity Fund of Funds, Inc. (since January 1999), Integrity Small-Cap Fund of Funds, Inc. (January 1999 to June 2003); and Trustee, Integrity Managed Portfolios (since January 1999) and The Integrity Funds (since May 2003).	17	None

*The Fund Complex consists of the three funds in the Integrity family of funds, six series of Integrity Managed Portfolios, and the eight series of The Integrity Funds.

Trustees (Directors for Corporate Funds) and officers of the Fund serve until their resignation, removal or retirement.

The Statement of Additional Information contains more information about the Fund’s Trustees and is available without charge upon request, by calling Integrity Funds Distributor, Inc. at 1(800) 601-5593

The Interested Trustee and executive officers of the Fund, their term of office and length of time served, their principal occupation(s) during the past five years, the number of portfolios overseen in the Fund Complex by each Interested Trustee and other directorships, if any, held outside the Fund Complex, are shown below.

INTERESTED TRUSTEES AND EXECUTIVE OFFICERS

Name, Address and Age	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex *	Other Directorships Held Outside The Fund Complex
**Peter A. Quist 1 Main Street North Minot, ND 58703 70	Vice President and Secretary	Since May 2003

Attorney; Director and Vice President, Integrity Mutual Funds, Inc.; Director, Vice President and Secretary, Integrity Money Management, Inc. (formerly known as ND Money Management, Inc.,), ND Capital, Inc., Integrity Fund Services, Inc., (formerly known as ND Resources, Inc.), ND Tax-Free Fund, Inc., ND Insured Income Fund, Inc. (November 1990 to August 1999), Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004), Integrity Fund of Funds, Inc., Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003), Integrity Funds Distributor, Inc., (formerly known as Ranson Capital Corporation) (since January 1996); and Director, ARM Securities Corporation (since May 2000).

				3	None
**Robert E. Walstad 1 Main Street North Minot, ND 58703 59	Trustee, Chairman, President	Since May 2003

Director (since September 1987), President (September 1987 to October 2001 and September 2002 to May 2003), Integrity Mutual Funds, Inc.; Director, President and Treasurer, Integrity Money Management, Inc., ND Capital, Inc., Integrity Fund Services, Inc., ND Tax-Free Fund, Inc., ND Insured Income Fund, Inc. (November 1990 to August 1999), Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004), Integrity Fund of Funds, Inc. and Integrity Small-Cap Fund of Funds Inc.; (September 1998 to June 2003), Trustee, Chairman, President, and Treasurer, Integrity Managed Portfolios; Director, President, CEO, and Treasurer, Integrity Funds Distributor, Inc. (January 1996 to August 2003); Director (October 1999 to June 2003), President (October 1999 - October 2001), Magic Internet Services, Inc.; Director (since May 2000), President (May 2000 to October 2001- Sept 2002 to present), ARM Securities Corporation; Director, CEO, Chairman, Capital Financial Services, Inc. (since January 2002).

				17	Director, Capital Financial Services, Inc.
**Brent M. Wheeler 1 Main Street North Minot, ND 58703 33	Treasurer	Since May 2004

Fund Accountant (May 1994 to December 1997) Sr. Fund Accountant (December 1997 to June 1998) Fund Accounting Manager (Since June 1998), Integrity Mutual Funds, Inc.; Treasurer (Since May 2004), Integrity Funds, Integrity Managed Portfolios, Integrity Mutual Funds.

Minot State University Alumni Association

*The Fund Complex consists of the three funds in the Integrity family of funds, six series of Integrity Managed Portfolios, and the eight series of The Integrity Funds.

** Trustees who are “interested persons” of the Funds as defined in the Investment Company Act of 1940.  Messrs. Quist, Walstad and Wheeler are interested persons by virtue of being officers and trustees of the Fund’s Investment Adviser and Principal Underwriter.

Trustees (Directors for Corporate Funds) and officers of the Fund serve until their resignation, removal or retirement.

The Statement of Additional Information contains more information about the Fund’s Trustees and is available without charge upon request, by calling Integrity Funds Distributor, Inc. at 1(800) 601-5593

June 30, 2004 (Unaudited)

Trustees Information

INDEPENDENTTRUSTEES

[PHOTO]	[PHOTO]	[PHOTO]
Lynn W. Aas	Orlin W. Backes	R. James Maxson

INTERESTED TRUSTEE AND OFFICERS

[PHOTO]	[PHOTO]	[PHOTO]
Peter A. Quist Vice-President	Robert E. Walstad President	Brent M. Wheeler Treasurer

Schedule of Investments  June 30, 2004 (Unaudited)

Name of Issuer Percentages represent the market value of each investment category to total net assets	Quantity	Market Value

COMMON STOCKS (96.7%)

Banks (12.0%)
Bank of America	4,000	$338,480
Citigroup Inc	5,000	232,500
Sky Financial Group	10,000	247,300
Wells Fargo & Co.	6,000	343,380
		1,161,660
Basic Materials (3.3%)
Avery Dennison Corp.	5,000	320,050
		320,050
Broadcast Satellite (2.1%)
Clear Channel Communications	5,500	203,225
		203,225
Broadcasting (2.3%)
*Liberty Media 'A'	25,000	224,750
		224,750
Chemical (7.1%)
DOW Chemical	6,000	244,200
3M Co.	5,000	450,050
		694,250
Commercial Services (2.6%)
Alltel Corp.	5,000	253,100
		253,100
Computer Hardware (9.5%)
*Dell Inc.	10,000	358,200
Hewlett-Packard	10,000	211,000
IBM	4,000	352,600
		921,800
Drugs and Pharmaceuticals (6.7%)
Johnson & Johnson	5,000	278,500
Pfizer Inc.	11,000	377,080
		655,580
Energy (6.4%)
Anandarko Petroleum	5,000	293,000
General Electric	10,000	324,000
		617,000
Financial (6.2%)
American Express Company	7,000	359,660
Principal Financial Group	7,000	243,460
		603,120
Healthcare (6.4%)
Cardinal Health	5,000	350,250
*Steris Corp.	12,000	270,720
		620,970
Industrial Gases (2.1%)
Teco Energy	16,900	202,631
		202,631
Insurance (2.3%)
Marsh & McLennan	5,000	226,900
		226,900
Machinery & Equipment (3.2%)
Pall Corp.	12,000	314,280
		314,280
Oil And Gas Operations (9.0%)
Apache Corp	8,000	348,400
Burlington Resources	5,000	180,900
ConocoPhillips	4,500	343,305
		872,605
Retail (9.5%)
*Comcast Corp. New Cl. A	12,000	331,320
Costco Wholesale	8,000	328,560
Walmart	5,000	263,800
		923,680
Semiconductor (2.5%)
Texas Instruments	10,000	241,800
		241,800
Software And Programming (3.5%)
Microsoft Corp.	12,000	342,720
		342,720

TOTAL COMMON STOCKS (COST: $8,339,157)		$9,400,121

TOTAL INVESTMENTS IN SECURITIES (COST: $8,339,157)		$9,400,121

OTHER ASSETS LESS LIABILITIES		316,612

NET ASSETS		$9,716,733

*Non-income producing

The accompanying notes are an integral part of these financial statements.

Financial Statements  June 30, 2004

Statement of Assets and Liabilities  June 30, 2004 (Unaudited)

ASSETS
Investments in securities, at value (cost: $8,339,157)		$9,400,121
Cash		318,816
Accrued dividends receivable		10,910
Prepaid Expenses		5,098

Total Assets		$9,734,945

LIABILITIES
Accrued expenses		$18,212

Total Liabilities		$18,212

NET ASSETS		$9,716,733

Net assets are represented by:
Capital stock outstanding		$18,615,679
Accumulated undistributed net realized gain (loss) on investments		(9,954,165)
Accumulated Undistributed Net Investment Income		(5,745)
Unrealized appreciation on investments		1,060,964
Total amount representing net assets applicable to
549,342 outstanding shares of no par common stock
(unlimited shares authorized)		$9,716,733

Net Assets Consist of:		100,858
Class A	$
Class N		$9,615,875
Total Net Assets		$9,716,733

Shares Outstanding:
Class A		5,734
Class N		543,608

Net Asset Value per share:
Class A		$17.59
Class A – offering price (based on sales charge of 5.75%)		$18.66
Class N		$17.69

Statement of Operations  For the six months ended June 30, 2004 (Unaudited)

INVESTMENT INCOME
Dividends	$77,947
Total Investment Income	$77,947

EXPENSES
Investment advisory fees	$55,833
Distribution fees	142
Transfer agent fees	16,958
Accounting service fees	17,792
Administrative service fees	15,212
Custodian fees	3,112
Professional fees	716
Trustees fees	888
Transfer agent out-of-pockets	153
Reports to shareholders	1,331
Insurance expense	4,669
Legal fees	467
Audit fees	2,025
License, fees, and registrations	4,772
Total Expenses	$124,070
Less expenses waived or absorbed by the Fund’s manager	(40,383)
Total Net Expenses	$83,687

NET INVESTMENT INCOME (LOSS)	$(5,740)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from:
Investment transactions	$1,005,848
Net change in unrealized appreciation (depreciation) of:
Investments	(743,856)
Net Realized and Unrealized Gain (Loss) on Investments	$261,992
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$256,252

The accompanying notes are an integral part of these financial statements.

Financial Statements  June 30, 2004

Statement of Changes in Net Assets
For the six months ended June 30, 2004, and the year ended December 31, 2003

	For The Six Months Ended June 30, 2004 (Unaudited)	For The Year Ended December 31, 2003
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$(5,740)	$17,171
Net realized gain (loss) on investment transactions	1,005,848	(50,704)
Net change in unrealized appreciation (depreciation) on investments	(743,856)	2,760,052
Net Increase (Decrease) in Net Assets Resulting From Operations	$256,252	$2,726,519

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income:
Class A ($.00 and $.02, respectively)	$0	$(41)
Class N ($.00 and $.02, respectively)	0	(17,135)
Distributions from net realized gain on investment transactions:
Class A	0	0
Class N	0	0
Total Dividends and Distributions	$0	$(17,176)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares:
Class A	$67,725	$28,777
Class N	137,604	464,235
Proceeds from reinvested dividends:
Class A	0	27
Class N	0	17,132
Cost of shares redeemed:
Class A	0	(3)
Class N	(3,582,420)	(3,992,692)
Net Increase (Decrease) in Net Assets Resulting From Capital Share Transactions	$(3,377,091)	$(3,482,524)

TOTAL INCREASE (DECREASE) IN NET ASSETS	$(3,120,839)	$(773,181)

NET ASSETS, BEGINNING OF PERIOD	12,837,572	13,610,753
NET ASSETS, END OF PERIOD	$9,716,733	$12,837,572
Undistributed Net Investment Income (Loss)	$(5)	$(5)

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements  June 30, 2004 (Unaudited)

Note 1.  ORGANIZATION

The Integrity Equity Fund (the “Fund”) is an investment portfolio of The Integrity Funds (the “Trust) registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.  The Fund seeks long term growth of asset value through capital appreciation and dividend income. From its inception September 7, 1992 until February 9, 1998, The Integrity Funds were organized by the investment advisor as a Collective Investment Trust under New York Law and the regulations of the U.S. Comptroller of the Currency, participation in which was limited to qualified individual accounts such as IRAs and retirement and pension trusts.  On February 9, 1998, the Collective Investment Trust reorganized as a Delaware business trust.  In connection with this reorganization, the name of the trust was changed from “Canandaigua National Collective Investment Fund for Qualified Trusts” to “The Canandaigua Funds.”  On March 3, 2003, the trust was renamed “The Integrity Funds”.

All shares existing prior to June 16, 2003, the commencement date of Class A shares, were classified as Class N shares.  Class N shares are sold without a sales charge. Class A shares are sold with an initial sales charge of 5.75% and a distribution fee of up to 0.50% on an annual basis.  The two classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses, and have exclusive voting rights with respect to any matter on which a separate vote of any class is required.

Note 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investment security valuation – Assets for which market quotations are available are valued as follows: (a) each listed security is valued at its closing price obtained from the respective primary exchange on which the security is listed, or, if there were no sales on that day, at its last reported current bid price; (b) each unlisted security is valued at the last current bid price obtained from the National Association of Securities Dealers Automated Quotation System.  All of these prices are obtained by the Administrator from services, which collect and disseminate such market prices. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.  In the absence of an ascertainable market value, assets are valued at their fair value as determined by the Adviser using methods and procedures reviewed and approved by the Trustees.

Redemption fees – In the case of investments of $1 million or more, a 1.00% redemption fee will be assessed on shares redeemed within 12 months of purchase (excluding shares purchased with reinvested dividends and/or distributions).

Federal and state income taxes – It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code (the “Code”) and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

The tax character of distributions paid was as follows:

	June 30, 2004	December 31, 2003
Tax-exempt income	$0	$0
Ordinary Income	0	17,176
Long-term Capital Gains	0	0
Total	$0	$17,176

During the six months ended June 30, 2004, there were no distributions paid.

As of December 31, 2003, the components of accumulated earnings/(deficit) on a tax basis was as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/(Deficit)
$0	$0	$0	($10,817,810)	$1,662,617	($9,155,193)

As of December 31, 2003, the Fund had net capital loss carryforwards, which are available to offset future realized capital gains.  The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to: tax deferral of losses on wash sales.

Year	Unexpired Capital Losses
2009	7,422,252
2010	3,393,883
2011	1,675

For the year ended December 31, 2003 the Fund did not make any permanent reclassifications to reflect tax character.  Reclassifications to paid-in capital relate primarily to expiring capital loss carryforwards.

Net capital losses incurred after October 31, and within the tax year are deemed to arise on the first business day of the Funds’ next taxable year.  For the year ended December 31, 2003, the Fund deferred to January 1, 2004, post October capital losses, post October currency losses and post October passive foreign investment company losses of $0.

Multiple class allocations – The Fund simultaneously uses the settled shares method to allocate income and fund wide expenses and uses the relative net assets method to allocate gains and losses.  Class-specific expenses, distribution fees, and any other items that are specifically attributable to a particular class are charged directly to such class.  For the six months ended June 30, 2004, distribution fees were the only class-specific expenses.

Distributions to shareholders – Dividends from net investment income, declared yearly and paid yearly, are reinvested in additional shares of the Fund at net asset value or paid in cash.  Capital gains, when available, are distributed along with the net investment income dividend at the end of the calendar year.

Other – Income and expenses are recorded on the accrual basis.  Investment transactions are accounted for on the trade date for financial reporting purposes.  Realized gains and losses are reported on the identified cost basis.  Distributions to shareholders are recorded by the Fund on the ex-dividend date.  Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with accounting principles generally accepted in the United States of America.  These differences are primarily due to differing treatment for market discount, capital loss carryforwards and losses due to wash sales and futures transactions.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital.  Temporary book and tax basis differences will reverse in a subsequent period.

Futures contracts – The Fund may purchase and sell financial futures contracts to hedge against changes in the values of equity securities the Fund owns or expects to purchase.

A futures contract is an agreement between two parties to buy or sell units of a particular index at a set price on a future date.  Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum “initial margin” requirement of the futures exchange on which the contract is traded.  Subsequent payments (“variation margin”) are made or received by the Fund, dependent on the fluctuations in the value of the underlying index.  Daily fluctuations in value are recorded for financial reporting purposes as unrealized gains or losses by the fund.  When entering into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contracts sold and the futures contracts to buy.  Unrealized appreciation (depreciation) related to open futures contracts are required to be treated as realized gain (loss) for federal income tax purposes.

Certain risks may arise upon entering into futures contracts.  These risks may include changes in the value of the futures contracts that may not directly correlate with changes in the value of the underlying securities.

Use of estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Reclassifications – Certain prior year amounts have been reclassified to conform to the current year presentation.

Note 3.  CAPITAL SHARE TRANSACTIONS

As of June 30, 2004, there were unlimited shares of no par authorized; 549,342 and 742,836 shares were outstanding at June 30, 2004, and December 31, 2003, respectively.

Transactions in capital shares were as follows:

	Class A Shares		Class N Shares
	For The Six Months Ended June 30, 2004 (Unaudited)	For The Period Since Inception (June 16, 2003) thru December 31, 2003	For The Six Months Ended June 30, 2004 (Unaudited)	For The Year Ended December 31, 2003
Shares sold	3,946	1,786	7,892	30,926
Shares issued on reinvestment of dividends	0	2	0	990
Shares redeemed	0	0	(205,332)	(263,527)
Net increase (decrease)	3,946	1,788	(197,440)	(231,611)

Note 4.  INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Integrity Money Management, Inc., the Fund’s investment adviser; Integrity Funds Distributor, Inc., the Fund’s underwriter; and Integrity Fund Services, Inc., the Fund’s transfer, accounting, and administrative services agent; are subsidiaries of Integrity Mutual Funds, Inc., the Fund’s sponsor.

The Fund has engaged Integrity Money Management, Inc. to provide investment advisory and management services to the Fund.  The Investment Advisory Agreement provides for fees to be computed at an annual rate of 1.00% of the Fund’s average daily net assets.  The Fund has recognized $15,450 of investment advisory fees after a partial waiver for the six months ended June 30, 2004.  The Fund has a payable to Integrity Money Management, Inc. of $1,047 at June 30, 2004, for investment advisory fees.  Certain officers and trustees of the Fund are also officers and trustees of the investment adviser.

The Investment Adviser has contractually agreed to waive its management fee and to reimburse expenses, other than extraordinary or non-recurring expenses, so that the Net Annual Operating Expenses of the Integrity Equity Fund’s Class A shares do not exceed 2.00% and Class N shares do not exceed 1.50% for the current fiscal year.  Thereafter, the expense limitation may be terminated or revised.  Amounts waived or reimbursed may be recouped by the Investment Adviser within three years of the waiver or reimbursement to the extent that recoupment will not cause operating expenses to exceed any expense limitation in place at that time.  An expense limitation lowers expense ratios and increases returns to investors.

Integrity Funds Distributor, Inc. serves as the principal underwriter for the Fund.  The Fund has adopted a distribution plan for each class of shares as allowed by Rule 12b-1 of the 1940 Act.  Distribution plans permit the Fund to reimburse its principal underwriter for costs related to selling shares of the Fund and for various other services.  These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Fund, are paid by shareholders through expenses called “Distribution Plan expenses.”  Class N does not pay an annual distribution fee.  Class A presently pays an annual distribution fee of up to 0.50% of the average daily net assets of the class.  Distribution Plan expenses are calculated daily and paid monthly.  Class A has recognized $142 of distribution plan expenses for the six months ended June 30, 2004.  Class A has a payable to Integrity Funds Distributor, Inc. of $43 at June 30, 2004, for distribution plan expenses.

Integrity Fund Services, Inc. provides shareholder services for a monthly fee of 0.25% of average net assets with a minimum of $2,000 per month plus reimbursement of out-of-pocket expenses.  An additional fee with a minimum of $500 per month will be charged for each additional share class.  The Fund has recognized $16,958 of transfer agency fees for the six months ended June 30, 2004.  The Fund has a payable to Integrity Fund Services, Inc. of $2,702 at June 30, 2004, for transfer agency fees.  Integrity Fund Services, Inc. also acts as the Fund’s accounting services agent for a monthly fee equal to the sum of a fixed fee of $2,000, and a variable fee equal to 0.05% of the Fund’s average daily net assets on an annual basis for the Fund’s first $50 million and at a lower rate on the average daily net assets in excess of $50 million, together with reimbursement of out-of-pocket expenses.  Integrity Fund Services, Inc. will charge an additional accounting services fee of $500 per month for each additional share class.  The Fund has recognized $17,792 of accounting service fees for the six months ended June 30, 2004.  The Fund has a payable to Integrity Fund Services, Inc. of $3,100 at June 30, 2004, for accounting service fees.  Integrity Fund Services, Inc. also acts as the Fund’s administrative services agent for a monthly fee equal to the rate of 0.20% of average daily net assets with a minimum of $2,000 per month plus out-of-pocket expenses.  Each Fund will pay an additional minimum fee of $500 per month for each additional share class.  The Fund has recognized $15,212 of administrative service fees for the six months ended June 30, 2004.  The Fund has a payable to Integrity Fund Services, Inc. of $2,667 at June 30, 2004, for administrative service fees.

Note 5.  INVESTMENT SECURITY TRANSACTIONS

The cost of purchases and proceeds from the sale of investment securities (excluding short-term securities) aggregated $1,842,604 and $5,400,533, respectively, for the six months ended June 30, 2004.

Note 6.  INVESTMENT IN SECURITIES

At June 30, 2004, the aggregate cost of securities for federal income tax purposes was substantially the same for financial reporting purposes at $8,339,157. The net unrealized appreciation of investments based on the cost was $1,060,964, which is comprised of $1,223,576 aggregate gross unrealized appreciation and $162,612 aggregate gross unrealized depreciation.

Financial Highlights  June 30, 2004

Selected per share data and ratios for the period indicated

Class A Shares

	For The Six Months Ended June 30, 2004 (Unaudited)	For The Period Since Inception (June 16, 2003) thru December 31, 2003
NET ASSET VALUE, BEGINNING OF PERIOD	$17.23	$15.79

Income from Investment Operations:
Net investment income (loss)	$(.01)	$.02
Net realized and unrealized gain (loss) on investment transactions	.37	1.44
Total Income (Loss) From Investment Operations	$.36	$1.46

Less Distributions:
Dividends from net investment income	$.00	$(.02)
Distributions from net realized gains	.00	.00
Total Distributions	$.00	$(.02)

NET ASSET VALUE, END OF PERIOD	$17.59	$17.23

Total Return	4.24%(A)(C)	17.43%(A)(C)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$101	$31
Ratio of net expenses (after expense assumption) to average net assets	2.00%(B)(C)	2.06%(B)(C)
Ratio of net investment income to average net assets	(0.13)%(C)	0.59%(C)
Portfolio turnover rate	16.87%	54.81%

(A) Excludes maximum sales charge of 5.75%.

(B) During the periods indicated above, Integrity Mutual Funds, Inc. assumed/waived expenses of $218 and $48, respectively.  If the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets would have been 2.67% and 2.75%, respectively.

(C) Ratio is annualized.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

Financial Highlights  June 30, 2004

Selected per share data and ratios for the period indicated

Class N Shares

	For The Six Months Ended June 30, 2004 (Unaudited)	For The Year Ended December 31, 2003	For The Year Ended December 31, 2002	For The Year Ended December 31, 2001	For The Year Ended December 31, 2000	For The Year Ended December 31, 1999
NET ASSET VALUE, BEGINNING OF PERIOD	$17.28	$13.99	$18.99	$27.01	$26.71	$22.80

Income from Investment Operations:
Net investment income (loss)	$(.01)	$.02	$.03	$(.06)	$(.20)	$(.20)
Net realized and unrealized gain (loss) on investment transactions	.42	3.29	(5.00)	(7.91)	1.59	7.85
Total Income (Loss) From Investment Operations	$.41	$3.31	$(4.97)	$(7.97)	$1.39	$7.65

Less Distributions:
Dividends from net investment income	$.00	$(.02)	$(.03)	$.00	$.00	$.00
Distributions from net realized gains	.00	.00	.00	(.05)	(1.09)	(3.74)
Total Distributions	$.00	$(.02)	$(.03)	$(.05)	$(1.09)	$(3.74)

NET ASSET VALUE, END OF PERIOD	$17.69	$17.28	$13.99	$18.99	$27.01	$26.71

Total Return	4.81%(B)	23.68%	(26.13)%	(29.49)%	5.12%	33.70%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$9,616	$12,807	$13,611	$26,848	$40,208	$35,237
Ratio of net expenses (after expense assumption) to average net assets	1.50%(A)(B)	1.44%(A)	1.35%(A)	1.35%(A)	1.32%(A)	1.37%(A)
Ratio of net investment income to average net assets	(0.10)%(B)	0.13%	0.18%	(0.27)%	(0.67)%	(0.77)%
Portfolio turnover rate	16.87%	54.81%	46.99%	122.91%	144.68%	224.59%

(A) During the period since 12/31/03, Integrity Mutual Funds, Inc. assumed/waived expenses of  $40,383.  During the year ended 12/31/03, Integrity Mutual Funds, Inc./Canandaigua Bank assumed/waived expenses of $63,884.  In prior years starting with December 31, 2002, Canandaigua Bank assumed/waived certain administrative expenses of the Fund, other than primarily custodial and audit fees, resulting in per share savings to the Fund of $.04, $.01, $.02, and $.02, respectively.  If the expenses had not been assumed/waived, the annualized ratios of total expenses to average net assets would have been 2.22%, 1.93%, 1.62%, 1.42%, 1.38%, and 1.45%, respectively.

(B) Ratio is annualized.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

Integrity Value Fund

Dear Shareholder:

Enclosed is the report of the operations of the Integrity Value Fund (the "Fund") for the six months ended June 30, 2004.  The Fund's portfolio and related financial statements are presented within for your review.

Unfortunately we have moderately under performed our benchmark year-to-date, due to several factors: We were under weighted in energy stocks that performed well when the price of oil rose. We were likewise under weighted in healthcare equipment and providers that performed well, as it was difficult to find issues that appeared “cheap” in this sector. To a lesser extent, the same was true for information technology, as these issues rarely appear “cheap”, but never-the-less performed well. We were over weighted in machinery, most notably Caterpillar and Deere, which having performed well early in the year, were hit hard on fears of rising interest rates, a slow down in China, and a correction from an overbought condition. We still believe these two issues have a bright future, and the sell off was overdone. We were also over weighted high yield, “cheap” traditional pharmaceuticals that under performed.

We manage the Value Fund using our quantitative intelligent expert system for stock selection.  The portfolio is focused on profitable value stocks that areexpected increased unit volume beneficiaries!These are typicallyenterprises, cyclical or otherwise, that are experiencing an improved outlook. Such usually leads to upward revisions in earnings estimates and superior investment performance. We do not own speculative “Red Ink Turn-Arounds” with an unattractive business franchise. We like to think of ourselves as investors in profitable companies, not speculators!

Since taking over the management of the Fund in late September 2003, we significantly restructured the portfolio, increasing exposure to mid-sized companies in favored industries and economic sectors while decreasing exposure to super large capitalization issues and out of favor industries and economic sectors. We are currently under weighted in integrated oil & gas and oil & gas exploration, media & other consumer issues, banks, and utilities. We are over weighted in oil & gas refining and marketing, steel, trucking, machinery, retail, health related, insurance, semiconductors, and wireless telecom issues.We continue to focus on companies that are experiencing “positive change” while still selling at reasonable valuations. At the end of June 2004, the portfolio had an average forward P/E ratio of approximately 14, a consensus future earnings growth rate of 17%, and an average ROE of over 20%.

While value investing is generally considered to be a defensive style, often under performing in a bull market, and we have indeed under performed in the first half of 2004, especially when compared to the very strong fourth quarter of 2003; we never-the-less believe our Value Fund is well positioned to take advantage of what we expect to be a vibrant economic expansion in the years ahead.

Sincerely,

F. Martin Koenig, CFA

The views expressed are those of F. Martin Koenig, Senior Portfolio Manager with Integrity Mutual Funds.  The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or any Integrity Mutual Fund.

Terms & Definitions  June 30, 2004 (Unaudited)

American Depository Receipt
A negotiable certificate representing a given number of shares of stock in a foreign corporation.  It is bought and sold in the American securities markets, just as stock is traded.

Appreciation
Increase in the value of an asset.

Average Annual Total Return
A standardized measurement of the return (appreciation) earned by a fund on an annual basis.

Consumer Price Index
A commonly used measure of inflation; it does not represent an investment return.

Depreciation
Decrease in the value of an asset.

Growth Fund
A type of diversified common stock fund that has capital appreciation as its primary goal.  It invests in companies that reinvest most of their earnings for expansion, research, or development.

Growth & Income Fund
Fund that invests in common stocks for both current income and long-term growth of capital and income.

Load
A mutual fund whose shares are sold with a sales charge added to the net asset value.

Market Value
Actual price at which a fund trades in the market place.

Net Asset Value (NAV)
The value of all your fund’s assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Offering Price
The price at which a mutual fund’s share can be purchased.  The offering price per share is the current net asset value plus any sales charge.

Total Return
Measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in the fund’s portfolio for the period, assuming the reinvestment of all dividends.  It represents the aggregate percentage or dollar value change over the period.

June 30, 2004 (Unaudited)

Portfolio Market Sectors

(as a % of Net Assets)

F – Financial	33.1%
CG - Capital Goods	14.1%
S – Services	13.1%
E – Energy	8.7%
T – Technology	8.4%
HC – Healthcare	7.9%
O – Other	4.9%
CL – Conglomerates	4.2%
BM – Basic Material	3.1%
TR -- Transportation	2.5%

Market sectors are breakdowns of the Fund’s portfolio holdings into specific investment classes.

These percentages are subject to change.

TOP TEN HOLDINGS

1.	ST. Paul Travelers	5.65%
2.	Berkley (W.R.)	5.19%
3.	Everest Reinsurance Group LTD.	4.85%
4.	Vimpel Communications ADR	4.48%
5.	Advance Auto Parts	3.69%
6.	Selective Insurance Group	3.59%
7.	Conoco Phillips	3.54%
8.	Bank of America	3.40%
9.	NBTY Inc.	3.28%
10.	Deere & Co.	3.26%

The Fund’s holdings are subject to change at any time.

June 30, 2004 (Unaudited)

Disclosure of Fund Expenses

EXAMPLE 1:

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $1,000 in the Fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of those periods.  The example also is based on the funds actual expenses of 2.65% and rate of return for the period of 1.00%.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption	No Redemption
Share Class	A	A
YTD Expenses	$83	$83

Account value of an initial investment of $1,000 as of the end of the period would be $951.

EXAMPLE 2:

This example assumes that you invest $1,000 in the Fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of those periods.  The example is based on the fund’s actual operating expenses of 2.65% and also assumes that your investment has a 5% return.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption	No Redemption
Share Class	A	A
YTD Expenses	$83	$83

Account value of an initial investment of $1,000 as of the end of the period would be $990.

June 30, 2004 (Unaudited)

Average Annual Total Returns

	For periods ending June 30, 2004
				Since Inception
Integrity Value Fund	1 year	5 year	10 year	(May 26, 1998)
Without Sales Charge	16.01%	(3.41%)	N/A	(0.84%)
With Sales Charge (5.75%)	9.34%	(4.55%)	N/A	(1.80%)

	For periods ending June 30, 2004
				Since Inception
Lipper Large Cap Value Index	1 year	5 year	10 year	(May 26, 1998)
	19.61%	(0.25%)	N/A	2.66%

	For periods ending June 30, 2004
				Since Inception
Dow Jones Composite Index	1 year	5 year	10 year	(May 26, 1998)
	21.88%	0.90%	N/A	3.49%

Performance data quoted above is historical.  Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.  You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 1-800-276-1262.

You should consider the fund's investment objectives, risks, and charges and expenses carefully before investing.  For this and other important information, please obtain a fund prospectus at no cost from your financial advisor and read it carefully before investing.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares.

The Fund's performance prior to September 19, 2003, was achieved while the Fund was managed by another investment advisor, who used different investment strategies and techniques, which may produce different investment results than those achieved by the current investment advisor. The Willamette Asset Managers, Inc., served as investment advisor to the Fund from April 1, 2001 to September 19, 2003. Prior to April 1, 2001, The Coventry Group served as investment advisor to the Fund.

June 30, 2004 (Unaudited)

Comparative Index Graph (insert here)

Comparison of change in value of  a $10,000 investment in the  Integrity Value Fund, Lipper Large Cap Value Index, and the Dow Jones composite index.

	Integrity Value Fund w/o Sales Charge	Integrity Value Fund w/Max Sales Charge	Lipper Large Cap Value Index	Dow Jones
				Composite
				Index
05/29/98	$10,000	$9,425	$10,000	410,000
12/31/98	$9,990	$9,416	$10,682	$10,279
12/31/99	$10,468	$9,866	$11,833	$11,717
12/29/00	$10,237	$9,648	$12,065	$12,316
12/31/01	$9,165	$8,638	$11,030	$10,952
12/31/02	$7,677	$7,236	$ 8,860	$9,207
12/31/03	$9,404	$8,864	$11,340	$11,914
06/30/04	$9,498	$8,952	$11,736	$12,325

Putting Performance into Perspective

Returns are historical and are not a guarantee of future results.  The graph comparing your Fund’s performance to a benchmark index provides you with a general sense of how your Fund performed.  To put this information in context, it may be helpful to understand the special differences between the two.  Your Fund’s total return for the period shown appears with and without sales charges and includes Fund expenses and management fees.  A securities index measures the performance of a theoretical portfolio.  Unlike a fund, the index is unmanaged; there are no expenses that affect the results.  In addition, few investors could purchase all of the securities necessary to match the index.  And, if they could, they would incur transaction costs and other expenses.  All Fund and benchmark returns include reinvested dividends.  The Fund’s share price, yields, and total returns will vary, so that shares, when redeemed, may be worth more or less than their original cost.

June 30, 2004 (Unaudited)

MANAGEMENT OF THE FUND

The Board of The Integrity Funds consists of four Trustees.  These same individuals, unless otherwise noted, also serve as directors or trustees for all of the funds in the Integrity family of funds, the six series of Integrity Managed Portfolios (formerly known as Ranson Managed Portfolios), and the six series of The Integrity Funds.  Three Trustees (75% of the total) have no affiliation or business connection with the Investment Adviser or any of its affiliates.  These are the “independent” Trustees.  The remaining three Trustees/Officers are “interested” by virtue of their affiliation with the Investment Adviser and its affiliates.

The Independent Trustees of the Fund, their term of office and length of time served, their principal occupation(s) during the past five years, the number of portfolios overseen in the Fund Complex by each Independent Trustee and other directorships, if any, held outside the Fund Complex, are shown below.

INDEPENDENT TRUSTEES

Name, Address and Age	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex *	Other Directorships Held Outside The Fund Complex
Lynn W. Aas 904 NW 27th Minot, ND 58703 83	Trustee	Since Sept. 2003	Retired; Attorney; Director, ND Tax-Free Fund, Inc. (since December 1994), Montana Tax-Free Fund, Inc. (since December 1994), South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004) Integrity Fund of Funds, Inc. (since August 1994), Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003); Trustee, Integrity Managed Portfolios (since January 1996) and The Integrity Funds (since September 2003); and Director, First Western Bank & Trust (until May 2002).	17	None
Orlin W. Backes 15 2nd Ave., SW – Ste. 305 Minot, ND 58701 69	Trustee	Since May 2003	Attorney, McGee, Hankla, Backes & Dobrovolny, P.C.; Director, ND Tax-Free Fund, Inc. (since April 1995), Montana Tax-Free Fund, Inc. (since April 1995), South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004), Integrity Fund of Funds, Inc. (since April 1995), Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003); Trustee, Integrity Managed Portfolios (since January 1996) and The Integrity Funds (since May 2003); and Director, First Western Bank & Trust.	17	Director, First Western Bank & Trust
R. James Maxson Town & Country Center 1015 S. Broadway Suite 15 Minot, ND 58701 56	Trustee	Since May 2003	Attorney, Maxson Law Office (since November 2002), Attorney, McGee, Hankla, Backes & Dobrovolny, P.C. (April 2000 to November 2002); Attorney, Farhart, Lian and Maxson, P.C. (March 1976 to March 2000); Director, ND Tax-Free Fund, Inc. (since January 1999), Montana Tax-Free Fund, Inc. (since January 1999), South Dakota Tax-Free Fund, Inc. ( January 1999 to June 2004), Integrity Fund of Funds, Inc. (since January 1999), Integrity Small-Cap Fund of Funds, Inc. (January 1999 to June 2003); and Trustee, Integrity Managed Portfolios (since January 1999) and The Integrity Funds (since May 2003).	17	None

* The Fund Complex consists of the three funds in the Integrity family of funds, the six series of Integrity Managed Portfolios, and the eight series of The Integrity Funds.

Trustees (Directors for Corporate Funds) and officers of the Fund serve until their resignation, removal or retirement.

The Statement of Additional Information contains more information about the Fund’s Trustees and is available without charge upon request, by calling Integrity Funds Distributor, Inc. at 1(800) 601-5593.

The Interested Directors and executive officers of the Fund, their term of office and length of time served, their principal occupation(s) during the past five years, the number of portfolios overseen in the Fund Complex by each Interested Trustee and other directorships, if any, held outside the Fund Complex, are shown below.

INTERESTED TRUSTEES AND EXECUTIVE OFFICERS

Name, Address and Age	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex *	Other Directorships Held Outside The Fund Complex
**Peter A. Quist 1 Main Street North Minot, ND 58703 70	Vice President and Secretary	Since May 2003

Attorney; Director and Vice President, Integrity Mutual Funds, Inc.; Director, Vice President and Secretary, Integrity Money Management, Inc. (formerly known as ND Money Management, Inc.,), ND Capital, Inc., Integrity Fund Services, Inc., (formerly known as ND Resources, Inc.), ND Tax-Free Fund, Inc., ND Insured Income Fund, Inc. (November 1990 to August 1999), Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004), Integrity Fund of Funds, Inc., Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003), Integrity Funds Distributor, Inc., (formerly known as Ranson Capital Corporation) (since January 1996); and Director, ARM Securities Corporation (since May 2000).

				3	None
**Robert E. Walstad 1 Main Street North Minot, ND 58703 59	Trustee, Chairman, President	Since May 2003

Director (since September 1987), President (September 1987 to October 2001 and September 2002 to May 2003), Integrity Mutual Funds, Inc.; Director, President and Treasurer, Integrity Money Management, Inc., ND Capital, Inc., Integrity Fund Services, Inc., ND Tax-Free Fund, Inc., ND Insured Income Fund, Inc. (November 1990 to August 1999), Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004), Integrity Fund of Funds, Inc. and Integrity Small-Cap Fund of Funds Inc.; (September 1998 to June 2003), Trustee, Chairman, President, and Treasurer, Integrity Managed Portfolios; Director, President, CEO, and Treasurer, Integrity Funds Distributor, Inc. (January 1996 to August 2003); Director (October 1999 to June 2003), President (October 1999 - October 2001), Magic Internet Services, Inc.; Director (since May 2000), President (May 2000 to October 2001- Sept 2002 to present), ARM Securities Corporation; Director, CEO, Chairman, Capital Financial Services, Inc. (since January 2002).

				17	Director, Capital Financial Services, Inc.
**Brent M. Wheeler 1 Main Street North Minot, ND 58703 33	Treasurer	Since May 2004

Fund Accountant (May 1994 to December 1997) Sr. Fund Accountant (December 1997 to June 1998) Fund Accounting Manager (Since June 1998), Integrity Mutual Funds, Inc.; Treasurer (Since May 2004), Integrity Funds, Integrity Managed Portfolios, Integrity Mutual Funds.

Minot State University Alumni Association

* The Fund Complex consists of the three funds in the Integrity family of funds, the six series of Integrity Managed Portfolios, and the eight series of The Integrity Funds.

** Trustees who are “interested persons” of the Funds as defined in the Investment Company Act of 1940.  Messrs. Quist, Walstad and Wheeler are interested persons by virtue of being officers and trustees of the Fund’s Investment Adviser and Principal Underwriter.

Trustees (Directors for Corporate Funds) and officers of the Fund serve until their resignation, removal or retirement.

The Statement of Additional Information contains more information about the Fund’s Trustees and is available without charge upon request, by calling Integrity Funds Distributor, Inc. at 1(800) 601-5593

June 30, 2004 (Unaudited)

Trustees information

INDEPENDENT TRUSTEES

[PHOTO]	[PHOTO]	[PHOTO]
Lynn W. Aas	Orlin W. Backes	R. James Maxson

INTERESTED TRUSTEES AND EXECUTIVE OFFICERS

[PHOTO]	[PHOTO]	[PHOTO]
Peter A. Quist Vice-President	Robert E. Walstad President	Brent M. Wheeler Treasurer

Schedule of Investments  June 30, 2004 (Unaudited)

Name of Issuer Percentages represent the market value of each investment category to total net assets	Quantity	Market Value

 COMMON STOCKS (95.4%)

AEROSPACE & MILITARY TECHNOLOGY (1.9%)
United Technologies Corp.	2,200	$201,256
		201,256
BANKS (9.6%)
Bank Of America	4,331	366,489
Citigroup Inc.	3,750	174,375
J.P. Morgan Chase & Co.	8,000	310,160
Pnc Bank Corp.	3,400	180,472
		1,031,496
BASIC MATERIALS (3.1%)
Georgia Gulf Corp.	4,500	161,370
Steel Dynamics Inc.	6,000	171,780
		333,150
BUILDING MATERIALS (1.3%)
Florida Rock Industries	3,375	142,324
		142,324
CHEMICALS (0.8%)
3m Co.	1,000	90,010
		90,010
COMPUTER HARDWARE (1.3%)
IBM	1,500	132,225
		132,225
COMPUTER SERVICES (1.3%)
*Netease.com Inc. ADR	3,500	144,620
		144,620
CONGLOMERATES (1.5%)
Dover Corp.	3,750	157,875
		157,875
DIVERSIFIED ELECTRONIC (1.8%)
Eaton Corp.	3,000	194,220
		194,220
DRUGS AND PHARMACEUTICALS (5.6%)
Johnson & Johnson	2,000	111,400
Merck & Co.	3,000	142,500
*Nbty Inc.	12,000	352,680
		606,580
ENGINEERING (3.2%)
*Hovnanian Enterprises	10,000	347,100
		347,100
FINANCIAL (0.9%)
Diamonds Trust Series I	280	29,274
Wachovia Corp.	1,600	71,200
		100,474
HEALTHCARE (0.9%)
*Zimmer Holdings	1,100	97,020
		97,020
HOSPITALS (1.4%)
Select Medical Corp.	11,000	147,620
		147,620
INSURANCE (22.8%)
Aflac Inc.	4,500	183,645
Allstate Financial	4,250	197,838
Berkley (W.R.)	13,000	558,350
St. Paul Companies	15,000	608,100
Selective Insurance Group	9,700	386,836
Everest Reinsurance Group Ltd.	6,500	522,340
		2,457,109
MACHINERY & EQUIPMENT (6.2%)
Caterpillar Inc.	4,000	317,760
Deere & Co.	5,000	350,700
		668,460
OIL AND GAS OPERATIONS (10.3%)
Conocophillips	5,000	381,450
*Maverick Tube	6,500	170,690
Royal Dutch Petroleum - Ny	2,000	103,340
Suncor Energy	11,000	281,710
Valero Energy Corp.	2,300	169,648
		1,106,838
RETAIL (6.6%)
*Advance Auto Parts	9,000	397,620
*Costco Wholesale	4,000	164,280
Penny J.C.	4,000	151,040
		712,940
SEMICONDUCTOR (4.4%)
Texas Instruments	7,000	169,260
MKS Instruments	6,500	148,330
*Varian Semiconductor	4,000	154,240
		471,830
SOFTWARE AND PROGRAMMING (1.5%)
*Per-Se Technologies	11,000	159,940
		159,940
TELECOMMUNICATIONS (6.4%)
*Vimpel Communications ADR	5,000	482,250
*Utstarcom Inc.	7,000	211,750
		694,000
TRANSPORTATION (2.5%)
Cp Ships Ltd.	7,000	124,740
*Old Dominion	5,000	147,400
		272,140

TOTAL COMMON STOCKS (COST: $8,857,156)		$10,269,227

REPURCHASE AGREEMENTS (2.3%)	Shares
Wells Fargo Repurchase Agreement (COST: $250,162)	250,162	$250,162

SHORT-TERM SECURITIES (2.7%)
Wells Fargo Cash Investment Money Market (COST: $293,067)	293,067	$293,067

TOTAL INVESTMENTS IN SECURITIES (COST: $9,400,385)		$10,812,456
OTHER ASSETS LESS LIABILITIES		(45,996)
NET ASSETS		$10,766,460

ADR – American Depository Receipt

*Non-income producing

The accompanying notes are an integral part of these financial statements.

Financial Statements  June 30, 2004 (Unaudited)
Statement of Assets and Liabilities  June 30, 2004

ASSETS
Investments in securities, at value (cost: $9,400,385)	$10,812,456
Cash, custodian bank	256
Accrued dividends receivable	8,859
Accrued interest receivable	442
Prepaid expenses	11,413
Receivable for fund shares sold	100

Total Assets	$10,833,526

LIABILITIES
Accrued expenses	$35,754
Payable for fund shares redeemed	31,312

Total Liabilities	$67,066

NET ASSETS	$10,766,460

Net assets are represented by:
Paid-in capital	$12,260,908
Accumulated undistributed net realized gain (loss) on investments	(2,861,170)
Accumulated undistributed net investment income	(45,349)
Unrealized appreciation on investments	1,412,071
Total amount representing net assets applicable to
1,179,470 outstanding shares of no par common stock
(unlimited shares authorized)	$10,766,460

Net asset value per share	$9.13
Public Offering Price (based on sales charge of 5.75%)	$9.69

Statement of Operations  For the six months ended June 30, 2004 (Unaudited)

INVESTMENT INCOME
Interest	$1,838
Dividends	95,533
Total Investment Income	$97,371

EXPENSES
Investment advisory fees	$53,857
12b-1 fees	26,928
Transfer agent fees	13,464
Accounting service fees	14,693
Administrative service fees	12,000
Custodian fees	1,413
Professional fees	1,500
Trustees fees	932
Transfer agent out-of-pockets	1,221
Reports to shareholders	584
Insurance expense	1,732
License, fees, and registrations	10,278
Bisys service fees	8,248
Foreign tax expense	380
Legal fees	757
Audit fees	2,079
Total Expenses	$150,066
Less expenses waived or absorbed by the Fund’s manager	(7,346)
Total Net Expenses	$142,720

NET INVESTMENT INCOME (LOSS)	$(45,349)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from:
Investment transactions	$(200,628)
Net change in unrealized appreciation (depreciation) of:
Investments	350,639
Net Realized and Unrealized Gain (Loss) on Investments	$150,011
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$104,662

The accompanying notes are an integral part of these financial statements.

Financial Statements  June 30, 2004

Statement of Changes in Net Assets

For the six months ended June 30, 2004, and the period April 1, 2003 thru December 31, 2003

	For The Six Months Ended June 30, 2004 (Unaudited)	For The Period April 1, 2003 Thru December 31, 2003
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(45,349)	$(142,149)
Net realized gain (loss) on investment transactions	(200,628)	(658,692)
Net change in unrealized appreciation (depreciation) on investments	350,639	3,524,189
Net Increase (Decrease) in Net Assets Resulting From Operations	$104,662	$2,723,348

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income	$0	$0
Distributions from net realized gain on investment transactions	0	0
Total Dividends and Distributions	$0	$0

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	$778,138	$447,288
Proceeds from reinvested dividends	0	0
Cost of shares redeemed	(846,675)	(1,001,846)
Net Increase (Decrease) in Net Assets Resulting From Capital Share Transactions	$(68,537)	$(554,558)

TOTAL INCREASE (DECREASE) IN NET ASSETS	$36,125	$2,168,790

NET ASSETS, BEGINNING OF PERIOD	10,730,335	8,561,545
NET ASSETS, END OF PERIOD	$10,766,460	$10,730,335
Undistributed Net Investment Income (Loss)	$0	$0

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements  June 30, 2004 (Unaudited)

Note 1.  ORGANIZATION

The Integrity Value Fund (the “Fund”) is an investment portfolio of The Integrity Funds (the “Trust”) registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.  The Trust may offer multiple portfolios; currently eight portfolios are offered.  On September 19, 2003, the Integrity Value Fund became a series of The Integrity Funds Trust.  Prior to this the Fund was part of the Willamette Funds Group.  The Willamette Funds which were organized as a Delaware statutory trust on January 17, 2001 and were registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  Each of the Funds is also the successor to a fund of the same name that was a series of another registered investment company, The Coventry Group. On March 16, 2001, the shareholders of each of the predecessor funds approved their reorganization into The Willamette Funds, effective April 1, 2001.  The Willamette Funds offered four managed investment portfolios and were authorized to issue an unlimited number of shares.  The accompanying financial statements and financial highlights are those of the Integrity Value Fund.  The Fund seeks above average total return through a combination of capital appreciation and dividend income.

Shares of the Fund are offered at net asset value plus a maximum sales charge of 5.75% and a distribution fee of up to 0.50% on an annual basis.

Note 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investment security valuation – Assets for which market quotations are available are valued as follows: (a) each listed security is valued at its closing price obtained from the respective primary exchange on which the security is listed, or, if there were no sales on that day, at its last reported current bid price; (b) each unlisted security is valued at the last current bid price obtained from the National Association of Securities Dealers Automated Quotation System.  All of these prices are obtained by the Administrator from services, which collect and disseminate such market prices. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.  In the absence of an ascertainable market value, assets are valued at their fair value as determined by the Adviser using methods and procedures reviewed and approved by the Trustees.

Redemption fees – In the case of investments of $1 million or more, a 1.00% redemption fee will be assessed on shares redeemed within 12 months of purchase (excluding shares purchased with reinvested dividends and/or distributions).

Federal and state income taxes – It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code (the “Code”) and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

The tax character of distributions paid was as follows:

	June 30, 2004	December 31, 2003
Tax-exempt income	$0	$0
Ordinary Income	0	0
Long-term Capital Gains	0	0
Total	$0	$0

During the fiscal year ended December 31, 2003, there were no distributions paid.

As of December 31, 2003 the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/(Depreciation)	Total Accumulated Earnings/(Deficit)
$ 0	$ 0	$ 0	$ (2,604,049)	$ 1,004,938	$ (1,599,111)

As of December 31, 2003, the Fund had net capital loss carryforwards, which are available to offset future realized gains.  The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to: tax deferral of losses on wash sales.

Year	Unexpired Capital Losses
2008	725,307
2009	199,826
2010	477,159
2011	1,201,757

For the year ended December 31, 2003, the fund did not make any permanent reclassifications to reflect tax character.  Reclassifications to paid-in capital relate primarily to expiring capital loss carryforwards.

Net capital losses incurred after October 31, and within the tax year are deemed to arise on the first business day of the Funds’ next taxable year.  For the year ended December 31, 2003, the Fund deferred to January 1, 2004 post October capital losses, post October currency losses and post October passive foreign investment company losses of $0.

Distributions to shareholders – Dividends from net investment income, declared yearly and paid yearly, are reinvested in additional shares of the Fund at net asset value or paid in cash.  Capital gains, when available, are distributed along with the net investment income dividend at the end of the calendar year.

Other - Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date for financial reporting purposes. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with accounting principles generally accepted in the United States of America.  These differences are primarily due to differing treatment for market discount, capital loss carryforwards and losses due to wash sales and futures transactions.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital.  Temporary book and tax basis differences will reverse in a subsequent period.

In 2003, the Fund has elected to change its financial and tax year to December 31 from March 31.

Futures contracts – The Fund may purchase and sell financial futures contracts to hedge against changes in the values of equity securities the Fund owns or expects to purchase.

A futures contract is an agreement between two parties to buy or sell units of a particular index at a set price on a future date.  Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum “initial margin” requirement of the futures exchange on which the contract is traded.  Subsequent payments (“variation margin”) are made or received by the Fund, dependent on the fluctuations in the value of the underlying index.  Daily fluctuations in value are recorded for financial reporting purposes as unrealized gains or losses by the fund.  When entering into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contracts sold and the futures contracts to buy.  Unrealized appreciation (depreciation) related to open futures contracts is required to be treated as realized gain (loss) for federal income tax purposes.

Certain risks may arise upon entering into futures contracts.  These risks may include changes in the value of the futures contracts that may not directly correlate with changes in the value of the underlying securities.

Use of estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Reclassifications – Certain prior year amounts have been reclassified to conform to the current year presentation.

Note 3.  CAPITAL SHARE TRANSACTIONS

As of June 30, 2004, there were unlimited shares of no par authorized; 1,179,470 and 1,186,342 shares were outstanding at June 30, 2004, and December 31, 2003, respectively.

Transactions in capital shares were as follows:

	Shares
	For The Six Months Ended June 30, 2004 (Unaudited)	For The Period April 1, 2003 Thru December 31, 2003
Shares sold	86,175	54,728
Shares issued on reinvestment of dividends	0	0
Shares redeemed	(93,047)	(124,621)
Net increase (decrease)	(6,872)	(69,893)

Note 4.  ACQUISITION OF FUND

The Willamette Funds held a special meeting of shareholders of the Value Fund, Small Cap Growth Fund, Global Health Sciences Fund and Technology Fund (the “Funds”), at [the office of the Trust, 3435 Stelzer Road, Columbus, Ohio 43219], on August 29, 2003 at 11:00 a.m., Eastern Time, as adjourned from time to time (the “Meeting”), for the purposes listed:  to approve a new investment advisory agreement with Integrity Money Management, Inc.; and to consider and act upon any other business as may properly come before the Meeting.  After careful consideration, the Trustees of the Willamette Funds unanimously approved each of the proposals and recommended that shareholders vote “FOR” the proposals.  The Willamette Funds Board of Trustees fixed the close of business on June 20, 2003 as the record date for determining shareholders entitled to notice of and to vote at the Meeting.  Each share of a Fund was entitled to one vote for each dollar invested with respect to each proposal.  The Investment Advisory Agreement of the Value Fund, Small Cap Growth Fund, Technology Fund and Global Health Sciences Fund were approved by the shareholders on August 29, 2003.   The reorganization was accomplished by a tax-free exchange of 1,191,096 shares of Integrity Value Fund for the 1,191,096 shares of Willamette Value Fund on September 19, 2003.  Willamette Value Funds net assets of  $9,833,187 on September 19, 2003, including $586,118 of unrealized depreciation, were reorganized into the Integrity Value Fund.

Note 5.  INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Integrity Money Management, Inc., the Fund’s investment adviser; Integrity Funds Distributor, Inc., the Fund’s underwriter; and Integrity Fund Services, Inc., the Fund’s transfer, accounting, and administrative services agent; are subsidiaries of Integrity Mutual Funds, Inc., the Fund’s sponsor.

The Fund has engaged Integrity Money Management, Inc. to provide investment advisory and management services to the Fund.  The Investment Advisory Agreement provides for fees to be computed at an annual rate of 1.00% of the Fund’s average daily net assets.  The Fund has recognized $46,511 of investment advisory fees after a partial waiver for the six months ended June 30, 2004.  The Fund has a payable to Integrity Money Management, Inc. of $7,758 at June 30, 2004, for investment advisory fees.  Certain officers and trustees of the Fund are also officers and trustees of the investment adviser.

The Investment Advisor has contractually agreed to waive its management fee and to reimburse expenses, other than extraordinary or non-recurring expenses, so that the Net Annual Operating Expenses of the Integrity Value Fund do not exceed 2.65% until March 31, 2006.  After such a date, the expense limitation may be terminated or revised.  Amounts waived or reimbursed in a particular fiscal year may be recouped by the Investment Advisor within three years of the waiver or reimbursement to the extent that recoupment will not cause operating expenses to exceed any expense limitation in place at that time.  An expense limitation lowers expense ratios and increases returns to investors.

Integrity Funds Distributor, Inc. serves as the principal underwriter for the Fund.  The Fund has adopted a distribution plan for each class of shares as allowed by Rule 12b-1 of the 1940 Act.  Distribution plans permit the Fund to reimburse its principal underwriter for costs related to selling shares of the Fund and for various other services.  These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Fund, are paid by shareholders through expenses called “Distribution Plan expenses.”  The Fund presently pays an annual distribution fee of up to 0.50% of the average daily net assets of the class.  Distribution Plan expenses are calculated daily and paid monthly.  The Fund has recognized $26,928 of distribution fees for the six months ended June 30, 2004.  The Fund has a payable to Integrity Funds Distributor, Inc. of $4,748 at June 30, 2004, for distribution fees.

Integrity Fund Services, Inc. (the transfer agent) provides shareholder services for an annual fee of 0.25% of average net assets with a minimum of $2,000 per month plus reimbursement of out-of-pocket expenses.  An additional fee with a minimum of $500 per month will be charged for each additional share class.  The Fund has recognized $13,464 of transfer agency fees for the six months ended June 30, 2004.  The Fund has a payable to Integrity Fund Services, Inc. of $2,374 at June 30, 2004, for transfer agency fees.  Integrity Fund Services, Inc. also acts as the Fund’s accounting services agent for a monthly fee equal to the sum of a fixed fee of $2,000, and a variable fee equal to 0.05% of the Fund’s average daily net assets on an annual basis for the Fund’s first $50 million and at a lower rate on the average daily net assets in excess of $50 million, together with reimbursement of out-of-pocket expenses.  An additional accounting services fee of $500 per month will be charged by Integrity Fund Services, Inc. for each additional share class.  The Fund has recognized $14,693 of accounting service fees for the six months ended June 30, 2004.  The Fund has a payable to Integrity Fund Services, Inc. of $2,608 at June 30, 2004, for accounting service fees.  Integrity Fund Services, Inc. also acts as the Fund’s administrative services agent for an annual fee equal to the rate of 0.20% of average daily net assets with a minimum of $2,000 per month plus out-of-pocket expenses.  Each Fund will pay an additional minimum fee of $500 per month for each additional share class.  The Fund has recognized $12,000 of administrative service fees for the six months ended June 30, 2004.  The Fund has a payable to Integrity Fund Services, Inc. of $2,133 at June 30, 2004, for administrative service fees.

Note 6.  INVESTMENT SECURITY TRANSACTIONS

The cost of purchases and proceeds from the sale of investment securities (excluding short-term securities) aggregated $3,674,171 and $3,481,108, respectively, for the six months ended June 30, 2004.

Note 7.   INVESTMENT IN SECURITIES

At June 30, 2004, the aggregate cost of securities for federal income tax purposes was substantially the same for financial reporting purposes at $9,400,385. The net unrealized appreciation of investments based on the cost was $1,412,071, which is comprised of $1,576,744 aggregate gross unrealized appreciation and $164,673 aggregate gross unrealized depreciation.

Financial Highlights  June 30, 2004

Selected per share data and ratios for the period indicated

	For The Six Months Ended June 30, 2004 (Unaudited)	For The Period April 1, 2003 Thru December 31, 2003	For The Year Ended March 31, 2003	For The Year Ended March 31, 2002	For The Year Ended March 31, 2001	For The Year Ended March 31, 2000
NET ASSET VALUE, BEGINNING OF PERIOD	$9.04	$6.82	$9.28	$9.12	$9.65	$10.11

Income from Investment Operations:
Net investment income (loss)	$(.04)	$(.12)	$(.05)	$(.07)	$(.02)	$.01
Net realized and unrealized gain (loss) on investment transactions	.13	2.34	(2.41)	.23	(.49)	(.10)
Total Income (Loss) From Investment Operations	$.09	$2.22	$(2.46)	$.16	$(.51)	$(.09)

Less Distributions:
Dividends from net investment income	$.00	$.00	$.00	$.00	$.00	$(.01)
Return of capital	.00	.00	.00	.00	(.01)	.00
Distributions from net realized gains	.00	.00	.00	.00	(.01)	(.36)
Total Distributions	$.00	$.00	$.00	$.00	$(.02)	$(.37)

NET ASSET VALUE, END OF PERIOD	$9.13	$9.04	$6.82	$9.28	$9.12	$9.65

Total Return	1.99%(C)(D)	32.55% (B)(D)	(26.51%) (D)	1.75%(D)	(5.23%)(D)	(0.98%)(D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$10,766	$10,730	$8,562	$11,826	$12,879	$15,872
Ratio of net expenses (after expense assumption) to average net assets	2.65%(A)(C)	4.66%(A)(C)	3.64%(A)	3.13%(A)	2.90%(A)	2.75%(A)
Ratio of net investment income to average net assets	(0.84%)(C)	(1.94%)(C)	(0.63%)	(0.71%)	(0.22%)	0.03%
Portfolio turnover rate	33.78%	34.08%	45.09%	30.41%	66.29%	79.63%

(A) During the period since December 31, 2003, Integrity Mutual Funds, Inc. and Willamette Asset Managers assumed/waived expenses of $7,346.  If the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets would have been 2.79%.  During the period April 1, 2003 thru December 31, 2003, Integrity Mutual Funds, Inc. and Willamette Asset Managers assumed/waived expenses of $1,376.  If the expenses had not been assumed/waived, the annualized ratios of total expenses to average net assets would have been 5.64%. During the periods prior to December 31, 2003, Willamette Asset Managers and The Coventry Group assumed/waived expenses of  $14,133, $0, $0, $0, and $47,091, respectively.  If the expenses had not been assumed/waived, the annualized ratios of total expenses to average net assets would have been 4.85%, 3.64%, 3.13%, 2.90%, and 3.02%, respectively.

(B) Ratio is not annualized.

(C) Ratio is annualized.

(D) Excludes maximum sales charge of 5.75%.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

Integrity Small Cap Growth Fund

Dear Shareholder:

Enclosed is the semi-annual report of the operations of the Integrity Small Cap Growth Fund (the "Fund") for the six months ended June 30, 2004.  The Fund's portfolio and related financial statements are presented within for your review.

As stated in our 2003 annual report, we have long felt an important stock market bottom was made in the last half of 2002, and that the future would bring a sharply upward moving market. This proved to be true. In early February 2004, in our “Mid Quarter Commentary”, we stated a long awaited consolidation was likely, and that interest rates would rise, but that the second leg up in the new bull market should be under way by around election time. We advised investors to “Buy the Dips” in the coming months. We still hold this view.

Unfortunately we have moderately underperformed our benchmark, the Lipper Small Cap Growth Index, year to date, due to several factors: We were underweighted in industrials, including capital goods, as this is generally not a very high growth sector, but since these economy sensitive issues did well, we underperformed. In addition, we eliminated two underperforming trucking concerns (Swift and Warner) in this sector. We purchased issues (Yellow and Old Dominion Freight) that we felt are better positioned within this high growth sub sector of industrials. Conversely, we were over weighted in two computer storage (flash memory) manufacturers (Sandisk and Lexar Media) that declined sharply from a big run up in 2003, when the fear of capacity expansion triggered a price war in this rapidly growing market.

We manage the Small Cap Growth Fund using our quantitative intelligent expert system for stock selection. The portfolio is focused on profitable small cap growth stocks that are expected increased unit volume beneficiaries! These are typically enterprises that are in the process of launching high demand proprietary products, or other firms, cyclical or otherwise, that are experiencing an improved outlook. Such usually leads to upward revisions in earnings estimates and superior investment performance. We do not own speculative micro cap “Story Stocks”. We like to think of ourselves as investors in profitable companies, not speculators!

Since taking over the management of the Fund in late September 2003, we reduced our exposure to slower growing companies with negative earnings and increased our exposure to rapidly growing companies that were selling at reasonable P/E ratios. Relative to benchmark, we are currently underweighted in commercial services, restaurants, pharmaceuticals, banks, IT software, utilities, and over weighted in trucking, retailing, homebuilding, healthcare providers, insurance, consumer finance, IT hardware and wireless telecom issues. We continue to focus on companies that are experiencing “positive change”.  At the end of June 2004, the portfolio had an average forward P/E ratio of approximately 18, a consensus future earnings growth rate of 22% and an average ROE of over 18%.

Smaller companies generally have much higher growth prospects than their larger competitors. For this and other reasons, we believe our portfolio is well positioned to take advantage of the expanding economy and current market conditions.

Sincerely,

F. Martin Koenig, CFA

The views expressed are those of F. Martin Koenig, Senior Portfolio Manager with Integrity Mutual Funds.  The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or any Integrity Mutual Fund.

Terms & Definitions  June 30, 2004 (Unaudited)

American Depository Receipt (ADR)
A negotiable certificate representing a given number of shares of stock in a foreign corporation.  It is bought and sold in the American securities markets, just as stock is traded.

Appreciation
Increase in the value of an asset.

Average Annual Total Return
A standardized measurement of the return (appreciation) earned by a fund on an annual basis.

Consumer Price Index
A commonly used measure of inflation; it does not represent an investment return.

Depreciation
Decrease in the value of an asset.

Growth Fund
A type of diversified common stock fund that has capital appreciation as its primary goal.  It invests in companies that reinvest most of their earnings for expansion, research, or development.

Growth & Income Fund
Fund that invests in common stocks for both current income and long-term growth of capital and income.

Load
A mutual fund whose shares are sold with a sales charge added to the net asset value.

Market Value
Actual price at which a fund trades in the market place.

Net Asset Value (NAV)
The value of all your fund’s assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Offering Price
The price at which a mutual fund’s share can be purchased.  The offering price per share is the current net asset value plus any sales charge.

 Total Return
Measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in the fund’s portfolio for the period, assuming the reinvestment of all dividends.  It represents the aggregate percentage or dollar value change over the period.

June 30, 2004 (Unaudited)

Portfolio Market Sectors

(as a % of Net Assets)

S-Services	20.2%
T-Technology	20.0%
HC-Healthcare	18.8%
F-Financial	13.9%
TR-Transportation	8.7%
E-Energy	5.8%
CC-Consumer Cyclical	4.2%
CG-Capital Goods	4.3%
BM-Basic Materials	2.3%
O-Other	1.8%

Market sectors are breakdowns of the Fund’s portfolio holdings into specific investment classes.
These percentages are subject to change.

TOP TEN HOLDINGS

1.	Celgene Corp	2.93%
2.	Wells Fargo Repurchase Agreement	2.66%
3.	Doral Financial Corp	2.60%
4.	Precision Drilling	2.55%
5.	Advance Auto Parts	2.54%
6.	Waters Corp	2.30%
7.	Respironics Inc	2.26%
8.	Dicks Sporting Goods	2.10%
9.	Renal Care Group	2.05%
10.	Iron Mountain	2.03%

The Fund’s holdings are subject to change at any time.

June 30, 2004 (Unaudited)

Disclosure of Fund Expenses

EXAMPLE 1:

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $1,000 in the Fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of those periods.  The example also is based on the Fund’s actual expenses of 2.65% and rate of return for the period of 3.20%.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption	No Redemption
Share Class	A	A
YTD Expenses	$83	$83

Account value of an initial investment of $1,000 as of the end of the period would be $973.

EXAMPLE 2:

This example assumes that you invest $1,000 in the Fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of those periods.  The example is based on the Fund’s actual operating expenses of 2.65% and also assumes that your investment has a 5% return.   Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption	No Redemption
Share Class	A	A
YTD Expenses	$83	$83

Account value of an initial investment of $1,000 as of the end of the period would be $990.

June 30, 2004 (Unaudited)

Average Annual Total Returns

	For periods ending June 30, 2004
				Since Inception
Integrity Small Cap Growth Fund	1 year	5 year	10 year	(April 5, 1999)
Without Sales Charge	20.83%	6.90%	N/A	8.60%
With Sales Charge (5.75%)	13.83%	5.65%	N/A	7.38%

				Since Inception
Lipper Small Cap Growth Index	1 year	5 year	10 year	(April 5, 1999)
	26.09%	4.76%	N/A	7.05%

				Since Inception
Russell 2000 Index	1 year	5 year	10 year	(April 5, 1999)
	33.37%	6.63%	N/A	9.05%

Performance data quoted above is historical.  Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.  You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 1-800-276-1262.

You should consider the fund's investment objectives, risks, and charges and expenses carefully before investing.  For this and other important information, please obtain a fund prospectus at no cost from your financial advisor and read it carefully before investing.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares.

The Fund's performance prior to September 19, 2003, was achieved while the Fund was managed by another investment advisor, who used different investment strategies and techniques, which may produce different investment results than those achieved by the current investment advisor. The Willamette Asset Managers, Inc., served as investment advisor to the Fund from April 1, 2001 to September 19, 2003. Prior to April 1, 2001, The Coventry Group served as investment advisor to the Fund.

June 30, 2004 (Unaudited)

Comparative Index Graph (insert here)

Comparison of change in value of  a $10,000 investment in the Integrity Small Cap Growth Fund, Lipper Small Cap Growth Index, and the Russell 2000 Index

	Integrity Small Cap Growth Fund w/o Sales Charge	Integrity Small Cap Growth Fund w/Max Sales Charge	Lipper Small Cap Growth Index	Russell 2000 Index

04/05/99	$10,000	$ 9,425	$10,000	$10,000
12/31/99	$17,892	$16,863	$16,519	$12,673
12/29/00	$17,327	$16,331	$15,155	$12,290
12/31/01	$15,191	$14,318	$13,190	$12,596
12/31/02	$11,467	$10,808	$ 9,546	$10,016
12/31/03	$14,946	$14,087	$13,815	$14,748
06/30/04	$15,424	$14,537	$14,294	$15,746

Putting Performance into Perspective

Returns are historical and are not a guarantee of future results.  The graph comparing your Fund’s performance to a benchmark index provides you with a general sense of how your Fund performed.  To put this information in context, it may be helpful to understand the special differences between the two.  Your Fund’s total return for the period shown appears with and without sales charges and includes Fund expenses and management fees.  A securities index measures the performance of a theoretical portfolio.  Unlike a fund, the index is unmanaged; there are no expenses that affect the results.  In addition, few investors could purchase all of the securities necessary to match the index.  And, if they could, they would incur transaction costs and other expenses.  All Fund and benchmark returns include reinvested dividends.  The Fund’s share price, yields, and total returns will vary, so that shares, when redeemed, may be worth more or less than their original cost.

June 30, 2004 (Unaudited)

MANAGEMENT OF THE FUND

The Board of The Integrity Funds consists of four Trustees.  These same individuals, unless otherwise noted, also serve as directors or trustees for all of the funds in the Integrity family of funds, the six series of Integrity Managed Portfolios (formerly known as Ranson Managed Portfolios), and the eight series of The Integrity Funds.  Three Trustees (75% of the total) have no affiliation or business connection with the Investment Adviser or any of its affiliates.  These are the “independent” Trustees.  The remaining Trustee and executive officers are “interested” by virtue of their affiliation with the Investment Adviser and its affiliates.

The Independent Trustees of the Fund, their term of office and length of time served, their principal occupation(s) during the past five years, the number of portfolios overseen in the Fund Complex by each Independent Trustee and other directorships, if any, held outside the Fund Complex, are shown below.

INDEPENDENT TRUSTEES

Name, Address and Age	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex *	Other Directorships Held Outside The Fund Complex
Lynn W. Aas 904 NW 27th Minot, ND 58703 83	Trustee	Since Sept. 2003	Retired; Attorney; Director, ND Tax-Free Fund, Inc. (since December 1994), Montana Tax-Free Fund, Inc. (since December 1994), South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004) Integrity Fund of Funds, Inc. (since August 1994), Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003); Trustee, Integrity Managed Portfolios (since January 1996) and The Integrity Funds (since September 2003); and Director, First Western Bank & Trust (until May 2002).	17	None
Orlin W. Backes 15 2nd Ave., SW – Ste. 305 Minot, ND 58701 69	Trustee	Since May 2003	Attorney, McGee, Hankla, Backes & Dobrovolny, P.C.; Director, ND Tax-Free Fund, Inc. (since April 1995), Montana Tax-Free Fund, Inc. (since April 1995), South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004), Integrity Fund of Funds, Inc. (since April 1995), Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003); Trustee, Integrity Managed Portfolios (since January 1996) and The Integrity Funds (since May 2003); and Director, First Western Bank & Trust.	17	Director, First Western Bank & Trust
R. James Maxson Town & Country Center 1015 S. Broadway Suite 15 Minot, ND 58701 56	Trustee	Since May 2003	Attorney, Maxson Law Office (since November 2002), Attorney, McGee, Hankla, Backes & Dobrovolny, P.C. (April 2000 to November 2002); Attorney, Farhart, Lian and Maxson, P.C. (March 1976 to March 2000); Director, ND Tax-Free Fund, Inc. (since January 1999), Montana Tax-Free Fund, Inc. (since January 1999), South Dakota Tax-Free Fund, Inc. ( January 1999 to June 2004), Integrity Fund of Funds, Inc. (since January 1999), Integrity Small-Cap Fund of Funds, Inc. (January 1999 to June 2003); and Trustee, Integrity Managed Portfolios (since January 1999) and The Integrity Funds (since May 2003).	17	None

*The Fund Complex consists of the three funds in the Integrity family of funds, the six series of Integrity Managed Portfolios, and the eight series of The Integrity Funds.

Trustees (Directors for Corporate Funds) and officers of the Fund serve until their resignation, removal or retirement.

The Statement of Additional Information contains more information about the Fund’s trustees and is available without charge upon request, by calling Integrity Funds Distributor, Inc. at 1(800) 276-1262.

The Interested Trustees and executive officers of the Fund, their term of office and length of time served, their principal occupation(s) during the past five years, the number of portfolios overseen in the Fund Complex by each Interested Trustee and other directorships, if any, held outside the Fund Complex, are shown below.

INTERESTED TRUSTEES AND EXECUTIVE OFFICERS

Name, Address and Age	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex *	Other Directorships Held Outside The Fund Complex
**Peter A. Quist 1 Main Street North Minot, ND 58703 70	Vice President and Secretary	Since May 2003

Attorney; Director and Vice President, Integrity Mutual Funds, Inc.; Director, Vice President and Secretary, Integrity Money Management, Inc. (formerly known as ND Money Management, Inc.,), ND Capital, Inc., Integrity Fund Services, Inc., (formerly known as ND Resources, Inc.), ND Tax-Free Fund, Inc., ND Insured Income Fund, Inc. (November 1990 to August 1999), Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004), Integrity Fund of Funds, Inc., Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003), Integrity Funds Distributor, Inc., (formerly known as Ranson Capital Corporation) (since January 1996); and Director, ARM Securities Corporation (since May 2000).

				3	None
**Robert E. Walstad 1 Main Street North Minot, ND 58703 59	Trustee, Chairman, President, and Treasurer	Since May 2003

Director (since September 1987), President (September 1987 to October 2001 and September 2002 to May 2003), Integrity Mutual Funds, Inc.; Director, President and Treasurer, Integrity Money Management, Inc., ND Capital, Inc., Integrity Fund Services, Inc., ND Tax-Free Fund, Inc., ND Insured Income Fund, Inc. (November 1990 to August 1999), Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004), Integrity Fund of Funds, Inc. and Integrity Small-Cap Fund of Funds Inc.; (September 1998 to June 2003), Trustee, Chairman, President, and Treasurer, Integrity Managed Portfolios; Director, President, CEO, and Treasurer, Integrity Funds Distributor, Inc. (January 1996 to August 2003); Director (October 1999 to June 2003), President (October 1999 - October 2001), Magic Internet Services, Inc.; Director (since May 2000), President (May 2000 to October 2001- Sept 2002 to present), ARM Securities Corporation; Director, CEO, Chairman, Capital Financial Services, Inc. (since January 2002).

				17	Director, Capital Financial Services, Inc.
**Brent M. Wheeler 1 Main Street North Minot, ND 58703 33	Treasurer	Since May 2004

Fund Accountant (May 1994 to December 1997) Sr. Fund Accountant (December 1997 to June 1998) Fund Accounting Manager (Since June 1998), Integrity Mutual Funds, Inc.; Treasurer (Since May 2004), Integrity Funds, Integrity Managed Portfolios, Integrity Mutual Funds.

Minot State University Alumni Association

*The Fund Complex consists of the three funds in the Integrity family of funds listed above, the six series of Integrity Managed Portfolios, and the eight series in The Integrity Funds.

** Trustees and/or executive officers who are “interested persons” of the Funds as defined in the Investment Company Act of 1940. Messrs. Quist, Walstad and Wheeler are interested persons by virtue of being officers and trustees of the Funds’ investment adviser and principal underwriter.

Trustees (Directors for Corporate Funds) and officers of the Fund serve until their resignation, removal or retirement.

The Statement of Additional Information contains more information about the Fund’s trustees and is available without charge upon request, by calling Integrity Funds Distributor, Inc. at 1(800) 276-1262.

June 30, 2004 (Unaudited)

Trustees information

INDEPENDENT TRUSTEES

[PHOTO]	[PHOTO]	[PHOTO]
Lynn W. Aas	Orlin W. Backes	R. James Maxson

INTERESTED TRUSTEE AND EXECUTIVE OFFICERS

[PHOTO]	[PHOTO]	[PHOTO]
Peter A. Quist Vice-President	Robert E. Walstad President	Brent M. Wheeler Treasurer

Schedule of Investments  June 30, 2004 (Unaudited)

Name of Issuer Percentages represent the market value of each investment category to total net assets	Quantity	Market Value
COMMON STOCKS (97.3%)
Aerospace & Military Technology (1.7%)
Embraer-Empresa Brasileira de Aeronautica SA	13,000	$371,670
		371,670
Banks (5.0%)
*Bank United Corp. - CPR Trust	2,700	189
Banknorth Group	9,500	308,560
*Commercial Capital Bancorp	13,200	229,284
Community Banks	227	6,667
Doral Financial Corp	17,000	586,500
		1,131,200
Basic Materials (0.5%)
Allegheny Technologies Inc.	6,000	108,300
		108,300
Broadcast Satellite (1.6%)
Harman International Industries	4,000	364,000
		364,000
Chemicals (0.9%)
Agrium	14,500	210,975
		210,975
Commercial Services (2.0%)
*Iron Mountain	9,500	458,470
		458,470
Computer Hardware (5.2%)
ATI Technologies Inc	15,000	282,900
*Avid Technology	3,900	212,823
*ManTech International	18,000	337,860
*SanDisk Corp	5,400	117,126
*SeaChange Intl	12,950	218,596
		1,169,305
Computer Networking (1.1%)
*Cerner Corp	5,500	245,190
		245,190
Computer Services (2.4%)
FactSet Research Systems	4,600	217,442
*Netease.com Inc.	8,000	330,560
		548,002
Consumer Products (2.7%)
Lexar Media	10,000	66,800
*Scotts Co ‘A’	3,305	211,123
*Select Comfort	12,000	340,800
		618,723
Diversified Electronic (4.2%)
*Aeroflex, Inc	23,200	332,456
Anixter International Inc	11,000	374,330
Avnet, Inc	10,259	232,879
		939,665
Drugs and Pharmaceuticals (7.2%)
*Andrx Group	13,000	363,090
*Celgene Corp	11,575	662,785
*Kos Pharmaceuticals, Inc.	10,000	329,700
*NBTY Inc	9,000	264,510
		1,620,085
Energy (1.7%)
Peabody Energy	3,800	212,762
*Premcor Inc	4,750	178,125
		390,887
Engineering (2.0%)
*Hovnanian Enterprises	13,000	451,230
		451,230
Entertainment (1.5%)
*Scientific Game Corp	18,000	344,520
		344,520
Financial (5.6%)
*Dime Bancorp Warrants	20,400	2,244
*E Trade Group Inc. (Etrade)	31,000	345,650
Legg Mason Inc	3,505	318,990
New York Community Bancorp	18,817	369,378
Wilmington Trust Corp	6,116	227,638
		1,263,899
Healthcare (11.4%)
*Amsurg Corporation	14,250	358,103
*Express Scripts	3,500	277,305
*INAMED Corp	3,150	197,978
*Renal Care Group	13,950	462,164
*Respironics Inc	8,700	511,125
Universal Health Svcs	5,200	238,628
*Waters Corp	10,880	519,846
		2,565,148
Hospitals (2.6%)
*Community Health Systems	12,300	329,271
*Lifepoint Hospitals Inc	7,000	260,540
		589,811
Insurance (3.3%)
Berkley (W.R.)	9,000	386,550
Everest Reinsurance Group Ltd.	4,500	361,620
		748,170
Oil And Gas Operations (4.8%)
*Maverick Tube	5,800	152,308
*Newfield Exploration	4,900	273,126
*Precision Drilling	12,000	576,120
*Core Laboratories NV	3,500	80,500
		1,082,054
Restaurants (1.3%)
*Ruby Tuesday Inc.	11,000	301,950
		301,950
Retail (12.9%)
*Advance Auto Parts	13,000	574,340
*Ann Taylor Stores Corp	6,300	182,574
*Barnes & Noble	10,300	349,994
*Dicks Sporting Goods	14,200	473,570
*Electronics Boutique	12,500	329,250
*Jos.A. Bank Clothiers	6,750	211,883
*Pacific Sunwear of California Inc.	15,000	293,550
Reebok Intl	5,000	179,900
*Tuesday Morning	11,000	319,000
		2,914,061
Semiconductor (3.0%)
*Fairchild Semiconductor	21,000	343,770
*Photon Dynamics	9,588	336,251
		680,021
Software And Programming (1.8%)
*Per-Se Technologies	28,000	407,120
		407,120
Telecommunications (5.2%)
*J2 Global Communications	5,500	152,900
*Vimpel Communications ADR	3,300	318,285
*Turkcell ADR	12,000	368,400
*UTStarcom Inc.	11,000	332,750
		1,172,335
Transportation (5.7%)
Arkansas Best	10,500	345,660
Hunt (JB) Transport	7,500	289,350
*Old Dominion	9,750	287,430
*Yellow Roadway Corp.	9,000	358,740
		1,281,180

TOTAL COMMON STOCKS (COST: $18,022,057)		$21,977,971

REPURCHASE AGREEMENTS (2.7%)	Shares
Wells Fargo Repurchase Agreement (COST: $600,389)	600,389	$600,389

SHORT-TERM SECURITIES (0.6%)
Wells Fargo Cash Investment Money Market (COST: $145,787)	145,787	$145,787

TOTAL INVESTMENTS IN SECURITIES (COST: $18,768,233)		$22,724,147
OTHER ASSETS LESS LIABILITIES		(129,736)

NET ASSETS		$22,594,411

* Non-income producing

CPR – Contingent Payments Trust

ADR – American Depository Receipt

The accompanying notes are an integral part of these financial statements.

Financial Statements  June 30, 2004
Statement of Assets and Liabilities  June 30, 2004 (Unauditied)

ASSETS
Investments in securities, at value (cost: $18,768,233)	$22,724,147
Cash	366
Accrued dividends receivable	5,725
Accrued interest receivable	850
Prepaid expenses	18,624
Receivable for fund shares sold	2,850
Receivable due from broker	942

Total Assets	$22,753,504

LIABILITIES
Accrued expenses	$64,149
Payable for fund shares redeemed	94,944

Total Liabilities	$159,093

NET ASSETS	$22,594,411

Net assets are represented by:
Paid-in capital	$20,561,644
Accumulated undistributed net realized gain (loss) on investments	(1,668,166)
Accumulated undistributed net investment income	(254,981)
Unrealized appreciation on investments	3,955,914
Total amount representing net assets applicable to
1,794,504 outstanding shares of no par common stock
(unlimited shares authorized)	$22,594,411

Net asset value per share	$12.59
Public Offering Price (based on sales charge of 5.75%)	$13.36

Statement of Operations  For the six months ended June 30, 2004 (Unaudited)

INVESTMENT INCOME
Interest	$3,000
Dividends	48,693
Total Investment Income	$51,693

EXPENSES
Investment advisory fees	$138,871
12b-1 fees	57,863
Transfer agent fees	28,932
Accounting service fees	17,786
Administrative service fees	23,145
Custodian fees	3,094
Professional fees	4,885
Trustees fees	1,144
Transfer agent out-of-pockets	4,495
Reports to shareholders	3,931
Insurance expense	8,498
BISYS service fees	26,709
Foreign tax expense	200
Legal fees	1,050
Audit fees	2,849
License, fees, and registrations	12,458
Total Expenses	$335,910
Less expenses waived or absorbed by the Fund’s manager	(29,236)
Total Net Expenses	$306,674

NET INVESTMENT INCOME (LOSS)	$(254,981)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from:
Investment transactions	$1,181,099
Net change in unrealized appreciation (depreciation) of:
Investments	(201,696)
Net Realized and Unrealized Gain (Loss) on Investments	$979,403
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$724,422

The accompanying notes are an integral part of these financial statements.

Financial Statements  June 30, 2004

Statement of Changes in Net Assets
For the six months ended June 30, ,2004, and the period April 1, 2003, thru December 31, 2003

	For The Six Months Ended June 30, 2004 (Unaudited)	For The Period April 1, 2003 Thru December 31, 2003
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(254,981)	$(659,459)
Net realized gain (loss) on investment transactions	1,181,099	117,622
Net change in unrealized appreciation (depreciation) on investments	(201,696)	7,241,024
Net Increase (Decrease) in Net Assets Resulting From Operations	$724,422	$6,699,187

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income	$0	$0
Distributions from net realized gain on investment transactions	0	0
Total Dividends and Distributions	$0	$0

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	$357,694	$275,826
Proceeds from reinvested dividends	0	0
Cost of shares redeemed	(1,972,287)	(2,589,506)
Net Increase (Decrease) in Net Assets Resulting From Capital Share Transactions	$(1,614,593)	$(2,313,680)

TOTAL INCREASE (DECREASE) IN NET ASSETS	$(890,171)	$4,385,507

NET ASSETS, BEGINNING OF PERIOD	23,484,582	19,099,075
NET ASSETS, END OF PERIOD	$22,594,411	$23,484,582
Undistributed Net Investment Income (Loss)	$0	$0

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements  June 30, 2003  (Unaudited)

Note 1.  ORGANIZATION

The Integrity Small Cap Growth Fund (the Fund) is an investment portfolio of The Integrity Funds (the “Trust”) registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.  The Trust may offer multiple portfolios; currently eight portfolios are offered.  On September 19, 2003, the Integrity Small Cap Growth Fund became a series of The Integrity Funds Trust.  Prior to this the Fund was a part of the Willamette Funds Group.  The Willamette Funds were organized as a Delaware statutory trust on January 17, 2001 and were registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  Each of the Funds is also the successor to a fund of the same name that was a series of another registered investment company, The Coventry Group.  On March 16, 2001, the shareholders of each of the predecessor funds approved their reorganization into The Willamette Funds, effective April 1, 2001.  The Willamette Funds offered four managed investment portfolios and were authorized to issue an unlimited number of shares.  The accompanying financial statements and financial highlights are those of the Integrity Small Cap Growth Fund.  The Fund seeks to provide long-term growth of capital appreciation.

Shares are offered at net asset value plus a maximum sales charge of 5.75% and a distribution fee of up to 0.50% on an annual basis.

Note 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investment security valuation – Assets for which market quotations are available are valued as follows: (a) each listed security is valued at its closing price obtained from the respective primary exchange on which the security is listed, or, if there were no sales on that day, at its last reported current bid price; (b) each unlisted security is valued at the last current bid price obtained from the National Association of Securities Dealers Automated Quotation System.  All of these prices are obtained by the Administrator from services, which collect and disseminate such market prices. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.  In the absence of an ascertainable market value, assets are valued at their fair value as determined by the Adviser using methods and procedures reviewed and approved by the Trustees.

Redemption fees – In the case of investments of $1 million or more, a 1.00% redemption fee will be assessed on shares redeemed within 12 months of purchase (excluding shares purchased with reinvested dividends and/or distributions).

Federal and state income taxes – It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code (the “Code”) and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

The tax character of distributions paid was as follows:

	June 30, 2004	December 31, 2003
Tax-exempt income	$0	$0
Ordinary Income	0	0
Long-term Capital Gains	0	0
Total	$0	$0

During the six months ended June 30, 2004, there were no distributions paid.

As of December 31, 2003, the components of accumulated earnings/(deficit) on a tax basis was as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/(Depreciation)	Total Accumulated Earnings/(Deficit)
$ 0	$ 0	$ 0	$ (2,816,157)	$ 4,124,503	$ 1,308,346

As of December 31, 2003, the Fund had net capital loss carryforwards, which are available to offset future realized capital gains.  The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to: tax deferral of losses on wash sales.

Year	Unexpired Capital Losses
2009	1,576,080
2010	1,012,310

For the six months ended June 30, 2004, the fund did not make any permanent reclassifications to reflect tax character.  Reclassifications to paid-in capital relate primarily to expiring capital loss carryforwards.

Net capital losses incurred after October 31, and within the tax year are deemed to arise on the first business day of the Funds’ next taxable year.  For the year ended December 31, 2003, the Fund deferred to January 1, 2004 post October capital losses, post October currency losses and post October passive foreign investment company losses of $227,767.

Distributions to shareholders – Dividends from net investment income, declared yearly and paid yearly, are reinvested in additional shares of the Fund at net asset value or paid in cash.  Capital gains, when available, are distributed along with the net investment income dividend at the end of the calendar year.

Other - Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date for financial reporting purposes. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with accounting principles generally accepted in the United States of America.  These differences are primarily due to differing treatment for market discount, capital loss carryforwards and losses due to wash sales and futures transactions.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital.  Temporary book and tax basis differences will reverse in a subsequent period.

In 2003, the Fund has elected to change its financial and tax year to December 31 from March 31.

Futures contracts – The Fund may purchase and sell financial futures contracts to hedge against changes in the values of equity securities the Fund owns or expects to purchase.

A futures contract is an agreement between two parties to buy or sell units of a particular index at a set price on a future date.  Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum “initial margin” requirement of the futures exchange on which the contract is traded.  Subsequent payments (“variation margin”) are made or received by the Fund, dependent on the fluctuations in the value of the underlying index.  Daily fluctuations in value are recorded for financial reporting purposes as unrealized gains or losses by the fund.  When entering into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contracts sold and the futures contracts to buy.  Unrealized appreciation (depreciation) related to open futures contracts is required to be treated as realized gain (loss) for federal income tax purposes.

Certain risks may arise upon entering into futures contracts.  These risks may include changes in the value of the futures contracts that may not directly correlate with changes in the value of the underlying securities.

Use of estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Reclassifications – Certain prior year amounts have been reclassified to conform to the current year presentation.

Note 3.  CAPITAL SHARE TRANSACTIONS

As of June 30, 2004, there were unlimited shares of no par authorized; 1,794,504 and 1,924,670 shares were outstanding at June 30, 2004, and December 31, 2003.

Transactions in capital shares were as follows:

	Shares
	For The Six Months Ended June 30, 2004 (Unaudited)	For The Period From April 1, 2003 Thru December 31, 2003
Shares sold	28,507	25,580
Shares issued on reinvestment of dividends	0	0
Shares redeemed	(158,673)	(238,101)
Net increase (decrease)	(130,166)	(212,521)

Note 4.  ACQUSITION OF FUND

The Willamette Funds held a special meeting of shareholders of the Value Fund, Small Cap Growth Fund, Global Health Sciences Fund and Technology Fund (the “Funds”), at [the office of the Trust, 3435 Stelzer Road, Columbus, Ohio 43219], on August 29, 2003 at 11:00 a.m., Eastern Time, as adjourned from time to time (the “Meeting”), for the purposes listed:  to approve a new investment advisory agreement with Integrity Money Management, Inc.; and to consider and act upon any other business as may properly come before the Meeting.  After careful consideration, the Trustees of the Willamette Funds unanimously approved each of the proposals and recommended that shareholders vote “FOR” the proposals.  The Willamette Funds Board of Trustees fixed the close of business on June 20, 2003 as the record date for determining shareholders entitled to notice of and to vote at the Meeting.  Each share of a Fund was entitled to one vote for each dollar invested with respect to each proposal.  The Investment Advisory Agreements of the Value Fund, Small Cap Growth Fund, Technology Fund and Global Health Sciences Fund was approved by the shareholders on August 29, 2003.  The reorganization was accomplished by a tax-free exchange of 1,996,317 shares of Integrity Small Cap Growth Fund for the 1,996,317 shares of Willamette Small Cap Growth Fund on September 19, 2003.  Willamette Small Cap Growth Fund’s net assets of $23,470,567 on September 19, 2003, including $2,219,468 of unrealized appreciation, were reorganized into the Integrity Small Cap Growth Fund.

Note 5.  INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Integrity Money Management, Inc., the Fund’s investment adviser; Integrity Funds Distributor, Inc., the Fund’s underwriter; and Integrity Fund Services, Inc., the Fund’s transfer, accounting, and administrative services agent; are subsidiaries of Integrity Mutual Funds, Inc., the Fund’s sponsor.

The Fund has engaged Integrity Money Management, Inc. to provide investment advisory and management services to the Fund.  The Investment Advisory Agreement provides for fees to be computed at an annual rate of 1.20% of the Fund’s average daily net assets.  The Fund has recognized $109,636 of investment advisory fees after a partial waiver for the six months ended June 30, 2004.  The Fund has a payable to Integrity Money Management, Inc. of $21,617 at June 30, 2004, for investment advisory fees.  Certain officers and trustees of the Fund are also officers and trustees of the investment adviser.

The Investment Advisor has contractually agreed to waive its management fee and to reimburse expenses, other than extraordinary or non-recurring expenses until March 31, 2006, so that the Net Annual Operating Expenses of the Integrity Small Cap Growth Fund do not exceed 2.65%.  After such a date, the expense limitation may be terminated or revised.  Amounts waived or reimbursed in a particular fiscal year may be recouped by the Investment Advisor within three years of the waiver or reimbursement to the extent that recoupment will not cause operating expenses to exceed any expense limitation in place at that time.  An expense limitation lowers expense ratios and increases returns to investors.

Integrity Funds Distributor, Inc. serves as the principal underwriter for the Fund.  The Fund has adopted a distribution plan for each class of shares as allowed by Rule 12b-1 of the 1940 Act.  Distribution plans permit the Fund to reimburse its principal underwriter for costs related to selling shares of the Fund and for various other services.  These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Fund, are paid by shareholders through expenses called “Distribution Plan expenses.”  The Fund presently pays an annual distribution fee of up to 0.50% of the average daily net assets of the class.  Distribution Plan expenses are calculated daily and paid monthly.  The Fund has recognized $57,863 of distribution fees for the six months ended June 30, 2004.  The Fund has a payable to Integrity Funds Distributor, Inc. of $9,891 at June 30, 2004, for service fees.

Integrity Fund Services, Inc. (the transfer agent) provides shareholder services for a fee of 0.25% of average net assets with a minimum of $2,000 per month plus reimbursement of out-of-pocket expenses.  An additional fee with a minimum of $500 per month will be charged for each additional share class.  The Fund has recognized $28,932 of transfer agency fees for six months ended June 30, 2004.  The Fund has a payable to Integrity Fund Services, Inc. of $4,946 at June 30, 2004, for transfer agency fees.  Integrity Fund Services, Inc. also acts as the Fund’s accounting services agent for a monthly fee equal to the sum of a fixed fee of $2,000, and a variable fee equal to 0.05% of the Fund’s average daily net assets on an annual basis for the Fund’s first $50 million and at a lower rate on the average daily net assets in excess of $50 million, together with reimbursement of out-of-pocket expenses.  An additional accounting services fee of $500 per month will be charged by Integrity Fund Services, Inc. for each additional share class.  The Fund has recognized $17,786 of accounting service fees for the six months ended June 30, 2004.  The Fund has a payable to Integrity Fund Services, Inc. of $3,122 at June 30, 2004, for accounting service fees.  Integrity Fund Services, Inc. also acts as the Fund’s administrative services agent for a fee equal to the rate of 0.20% of average daily net assets with a minimum of $2,000 per month plus out-of-pocket expenses.  Each Fund will pay an additional minimum fee of $500 per month for each additional share class.  The Fund has recognized $23,145 of administrative service fees for the six months ended June 30, 2004.  The Fund has a payable to Integrity Fund Services, Inc. of $3,957 at June 30, 2004, for administrative service fees.

Note 6.  INVESTMENT SECURITY TRANSACTIONS

The cost of purchases and proceeds from the sale of investment securities (excluding short-term securities) aggregated $5,872,397 and $7,047,057 respectively, for the six months ended June 30, 2004.

Note 7.  INVESTMENT IN SECURITIES

At June 30, 2004, the aggregate cost of securities for federal income tax purposes was substantially the same for financial reporting purposes at $18,768,233. The net unrealized appreciation of investments based on the cost was $3,955,914, which is comprised of $4,860,978 aggregate gross unrealized appreciation and $905,064 aggregate gross unrealized depreciation.

Financial HighlightsJune 30,2004

Selected per share data and ratios for the period indicated

	For The Six Months Ended June 30, 2004 (Unaudited)	For The Period April 1, 2003 Thru December 31, 2003	For The Year Ended March 31, 2003	For The Year Ended March 31, 2002	For The Year Ended March 31, 2001	For The Period April 5, 1999 Thru March 31, 2000
NET ASSET VALUE, BEGINNING OF PERIOD	$12.20	$8.94	$12.54	$12.93	$9.94	$10.00

Income from Investment Operations:
Net investment income (loss)	$(.13)	$(.34)	$(.29)	$(.26)	$(.28)	$(.25)
Net realized and unrealized gain (loss) on investment transactions	.52	3.60	(3.31)	.73	(4.82)	10.38
Total Income (Loss) From Investment Operations	$.39	$3.26	$(3.60)	$.47	$(5.10)	$10.13

Less Distributions:
Dividends from net investment income	$.00	$.00	$.00	$.00	$.00	$.00
Distributions from net realized gains	.00	.00	.00	(.86)	(1.91)	(.19)
Total Distributions	$.00	$.00	$.00	$(.86)	$(1.91)	$(.19)

NET ASSET VALUE, END OF PERIOD	$12.59	$12.20	$8.94	$12.54	$12.93	$19.94

Total Return	6.39%(A)(C)	36.47%(A)(D)	(28.71%)(A)	4.02%(A)	(26.77%)(A)	101.67%(A)(D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$22,594	$23,485	$19,099	$31,528	$30,011	$38,634
Ratio of net expenses (after expense assumption) to average net assets	2.65%(B)(C)	4.45%(B)(C)	3.13%(B)	2.64%(B)	2.58%(B)	2.82%(B)(C)
Ratio of net investment income to average net assets	(2.20)%(C)	(3.89)%(C)	(2.67%)	(2.09%)	(1.85%)	(2.26%)(C)
Portfolio turnover rate	26.02%	59.04%	27.74%	52.13%	45.13%	55.15%

(A) Excludes maximum sales charge of 5.75%.

(B) During the period since December 31, 2003, Integrity Mutual Funds, Inc. assumed/waived expenses of $29,236.  If the expenses had not been assumed/waived, the annualized ratios of total expenses to average net assets would have been 2.90%. During the period April 1, 2003 thru December 31, 2003, Integrity Mutual Funds, Inc. and Willamette Asset Managers assumed/waived expenses of $4,713.  If the expenses had not been assumed/waived, the annualized ratios of total expenses to average net assets would have been 4.47%. During the periods prior to March 31, 2003, Willamette Asset Managers and The Coventry Group waived expenses of $4,713, $46,274, $62,878, $0, and $23,161, respectively.  If the expenses had not been assumed/waived, the annualized ratios of total expenses to average net assets would have been   3.33%, 2.84%, 2.58%, and 2.93%, respectively.

(C) Ratio is annualized.

(D) Ratio is not annualized.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

Integrity Health Sciences Fund

Dear Shareholder:

Enclosed is the report of the operations of the Integrity Health Sciences Fund (the "Fund") for the six months ended June 30, 2004.  The Fund's portfolio and related financial statements are presented within for your review.

As stated in our 2003 annual report, we have long felt an important stock market bottom was made in the last half of 2002, and that the future would bring a sharply upward moving market.  This proved to be true. In early February 2004, in our “Mid Quarter Commentary,” we stated a long awaited consolidation was likely, and that interest rates would rise, but that the second leg up in the new bull market should be under way by around election time.  We advised investors to “Buy the Dips” in the coming months.  We still hold this view.

Fortunately, we have continued to outperform our benchmark (Lipper Health/Biotechnology Index) year to date, largely due to stock selection and significant underweighting and overweighting in key sub sectors of the healthcare field, as discussed below.  More specifically, we do not hold: Abbott Labs, Bristol Meyers, Johnson & Johnson, Lilly, Merck, Schering Plough, and Wyeth.  We also reduced our position in Pfizer for the second time since September of 2003.  We do hold meaningful positions in some very good performers, including: Boston Scientific, Medtronic, Respironics, Varian Medical, Omnicare, Quest Diagnostics, Express Scripts, Select Medical, Anthem, and Genentech.

We manage the Health Sciences Fund using our quantitative intelligent expert system for stock selection.  The portfolio is focused on profitable healthcare stocks that are expected increased unit volume beneficiaries!  These are typically enterprises that are in the process of launching high demand proprietary products, or other firms, cyclical or otherwise, that are experiencing an improved outlook.  Such usually leads to upward revisions in earnings estimates and superior investment performance.  We do not have significant exposure to speculative, money losing biotechnology stocks.  We like to think of ourselves as investors in profitable companies, not speculators!

We continue to evaluate the portfolio and make adjustments as market conditions warrant, focusing on companies that are experiencing “positive change” while still selling at reasonable valuations.  Relative to benchmark, we are significantly underweighted in large traditional pharmaceuticals with pricing pressure on their proprietary products, many of which are coming off patent in the next few years.  We are significantly overweighted in healthcare equipment & providers, as well as biotechnology issues that appear to have considerable pricing and unit volume advantages.  At the end of June 2004, the portfolio had an average forward P/E ratio of approximately 19, a consensus future earnings growth rate of 19% and an average ROE of over 17%.

With recent advances in gene mapping, technology, and a significant expansion of new solutions to health issues, participants in the Health Sciences Fund have extraordinary potential for superior performance.

Sincerely,

F. Martin Koenig, CFA

The views expressed are those of F. Martin Koenig, Senior Portfolio Manager with Integrity Mutual Funds.  The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or any Integrity Mutual Fund.

Terms & Definitions June 30, 2004 (Unaudited)

American Depository Receipt

A negotiable certificate representing a given number of shares of stock in a foreign corporation.  It is bought and sold in the American securities markets, just as stock is traded.

Appreciation
Increase in the value of an asset.

Average Annual Total Return

A standardized measurement of the return (appreciation) earned by a fund on an annual basis.

Consumer Price Index
A commonly used measure of inflation; it does not represent an investment return.

Depreciation
Decrease in the value of an asset.

Growth Fund

A type of diversified common stock fund that has capital appreciation as its primary goal.  It invests in companies that reinvest most of their earnings for expansion, research, or development.

Growth & Income Fund
Fund that invests in common stocks for both current income and long-term growth of capital and income.

Load
A mutual fund whose shares are sold with a sales charge added to the net asset value.

Market Value
Actual price at which a fund trades in the market place.

Net Asset Value (NAV)

The value of all your fund’s assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Offering Price

The price at which a mutual fund’s share can be purchased.  The offering price per share is the current net asset value plus any sales charge.

Total Return

Measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in the fund’s portfolio for the period, assuming the reinvestment of all dividends.  It represents the aggregate percentage or dollar value change over the period.

June 30, 2004 (Unaudited)

COMPOSITION

PORTFOLIO MARKET SECTORS

(as a % of Net Assets)

HC-Healthcare	82.7%
S-Services	6.7%
F-Financial	4.2%
T-Technology	3.3%
R-Repurchase Agreement	2.5%
O-Other	0.6%

Market sectors are breakdowns of the Fund’s portfolio holdings into specific investment classes.

These percentages are subject to change.

TOP TEN HOLDINGS

1.	AmerisourceBergen Corp.	6.01%
2.	Pfizer Inc.	4.96%
3.	Boston Scientific Corp	4.84%
4.	Omnicare Inc.	4.71%
5.	Genentech Inc.	4.52%
6.	Teva Pharmaceutical ADR	4.48%
7.	Respironics Inc	4.25%
8.	Andrx Group	4.22%
9.	Anthem, Inc	4.17%
10.	Quest Diagnostics Inc	4.01%

The Fund’s holdings are subject to change at any time.

June 30, 2004 (Unaudited)

DISCLOSURE OF FUND EXPENSES

EXAMPLE 1:

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $1,000 in the Fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of those periods.  The example also is based on the Fund’s actual expenses of 2.65% and rate of return for the period of 5.53%.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption	No Redemption
Share Class	A	A
YTD expenses	$83	$83

Account value of an initial investment of $1,000 on the end of the period would be $995.

EXAMPLE 2:

This example assumes that you invest $1,000 in the Fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of those periods.  The example is based on the Fund’s actual operating expenses 2.65% and also assumes that your investment has a 5% return.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption	No Redemption
Share Class	A	A
YTD expenses	$83	$83

Account value of an initial investment of $1,000 on the end of the period would be $990.

June 30, 2004 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	For periods ending June 30, 2004
				Since Inception
Integrity Health Sciences Fund	1 year	5 year	10 year	(June 19, 2000)
Without Sales Charge	17.65%	N/A	N/A	(0.26%)
With Sales Charge (5.75%)	10.95%	N/A	N/A	(1.72%)

	For periods ending June 30, 2004
				Since Inception
Lipper Health/Biotechnology Index	1 year	5 year	10 year	(June 19, 2000)
	18.48%	N/A	N/A	5.29%

	For periods ending June 30, 2004
				Since Inception
S&P 500 Index	1 year	5 year	10 year	(June 19, 2000)
	19.11%	N/A	N/A	(3.82%)

Performance data quoted above is historical.  Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.  You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 1-800-276-1262.

You should consider the fund's investment objectives, risks, and charges and expenses carefully before investing.  For this and other important information, please obtain a fund prospectus at no cost from your financial advisor and read it carefully before investing.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemption of Fund shares.

The Fund's performance prior to September 19, 2003, was achieved while the Fund was managed by another investment advisor, who used different investment strategies and techniques, which may produce different investment results than those achieved by the current investment advisor. The Willamette Asset Managers, Inc., served as investment advisor to the Fund from April 1, 2001 to September 19, 2003. Prior to April 1, 2001, The Coventry Group served as investment advisor to the Fund.

June 30, 2004 (Unaudited)

COMPARATIVE INDEX GRAPH (insert here)

Comparison of change in value of a $10,000 investment in the Integrity Health Sciences Fund, Lipper Health/Biotechnology Index, and the S&P 500 Index

	Integrity Health Sciences Fund w/o Sales Charge	Integrity Health Sciences Fund w/Max Sales Charge	Lipper Health/ Biotechnology Index	S&P 500 Index

06/19/00	$10,000	$9,425	$10,000	$10,000
12/29/00	$11,683	$11,012	$11,431	$9,356
12/31/01	$10,657	$10,044	$10,235	$8,245
12/31/02	$7,169	$6,757	$7,553	$6,424
12/31/03	$9,376	$8,837	$9,859	$8,265
06/30/04	$9,895	$9,326	$10,529	$8,546

Putting Performance into Perspective

Returns are historical and are not a guarantee of future results.  The graph comparing your Fund’s performance to a benchmark index provides you with a general sense of how your Fund performed.  To put this information in context, it may be helpful to understand the special differences between the two.  Your Fund’s total return for the period shown appears with and without sales charges and includes Fund expenses and management fees.  A securities index measures the performance of a theoretical portfolio.  Unlike a fund, the index is unmanaged; there are no expenses that affect the results.  In addition, few investors could purchase all of the securities necessary to match the index.  And, if they could, they would incur transaction costs and other expenses.  All Fund and benchmark returns include reinvested dividends.  The Fund’s share price, yields, and total returns will vary, so that shares, when redeemed, may be worth more or less than their original cost.

June 30, 2004 (Unaudited)

MANAGEMENT OF THE FUND

The Board of The Integrity Funds consists of four Trustees.  These same individuals, unless otherwise noted, also serve as directors or trustees for all of the funds in the Integrity family of funds, the six series of Integrity Managed Portfolios (formerly known as Ranson Managed Portfolios), and the eight series of The Integrity Funds.  Three Trustees (75% of the total) have no affiliation or business connection with the Investment Adviser or any of its affiliates.  These are the “independent” Trustees.  The remaining three Trustees/Officers are “interested” by virtue of their affiliation with the Investment Adviser and its affiliates.

The Independent Trustees of the Fund, their term of office and length of time served, their principal occupation(s) during the past five years, the number of portfolios overseen in the Fund Complex by each Independent Trustee and other directorships, if any, held outside the Fund Complex, are shown below.

INDEPENDENT TRUSTEES

Name, Address and Age	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex *	Other Directorships Held Outside The Fund Complex
Lynn W. Aas 904 NW 27th Minot, ND 58703 83	Trustee	Since Sept. 2003	Retired; Attorney; Director, ND Tax-Free Fund, Inc. (since December 1994), Montana Tax-Free Fund, Inc. (since December 1994), South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004) Integrity Fund of Funds, Inc. (since August 1994), Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003); Trustee, Integrity Managed Portfolios (since January 1996) and The Integrity Funds (since September 2003); and Director, First Western Bank & Trust (until May 2002).	17	None
Orlin W. Backes 15 2nd Ave., SW – Ste. 305 Minot, ND 58701 69	Trustee	Since May 2003	Attorney, McGee, Hankla, Backes & Dobrovolny, P.C.; Director, ND Tax-Free Fund, Inc. (since April 1995), Montana Tax-Free Fund, Inc. (since April 1995), South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004), Integrity Fund of Funds, Inc. (since April 1995), Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003); Trustee, Integrity Managed Portfolios (since January 1996) and The Integrity Funds (since May 2003); and Director, First Western Bank & Trust.	17	Director, First Western Bank & Trust
R. James Maxson Town & Country Center 1015 S. Broadway Suite 15 Minot, ND 58701 56	Trustee	Since May 2003	Attorney, Maxson Law Office (since November 2002), Attorney, McGee, Hankla, Backes & Dobrovolny, P.C. (April 2000 to November 2002); Attorney, Farhart, Lian and Maxson, P.C. (March 1976 to March 2000); Director, ND Tax-Free Fund, Inc. (since January 1999), Montana Tax-Free Fund, Inc. (since January 1999), South Dakota Tax-Free Fund, Inc. ( January 1999 to June 2004), Integrity Fund of Funds, Inc. (since January 1999), Integrity Small-Cap Fund of Funds, Inc. (January 1999 to June 2003); and Trustee, Integrity Managed Portfolios (since January 1999) and The Integrity Funds (since May 2003).	17	None

* The Fund Complex consists of the three funds in the Integrity family of funds, the six series of Integrity Managed Portfolios, and the eight series of The Integrity Funds.

Trustees (Directors for Corporate Funds) and officers of the Fund serve until their resignation, removal or retirement.

The Statement of Additional Information contains more information about the Fund’s Trustees and is available without charge upon request, by calling Integrity Funds Distributor, Inc. at 1(800) 601-5593

The Interested Trustees and Executive Officers of the Fund, their term of office and length of time served, their principal occupation(s) during the past five years, the number of portfolios overseen in the Fund Complex by each Interested Trustee and other directorships, if any, held outside the Fund Complex, are shown below.

INTERESTED TRUSTEES AND EXECUTIVE OFFICERS

Name, Address and Age	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex *	Other Directorships Held Outside The Fund Complex
**Peter A. Quist 1 Main Street North Minot, ND 58703 70	Vice President and Secretary	Since May 2003

Attorney; Director and Vice President, Integrity Mutual Funds, Inc.; Director, Vice President and Secretary, Integrity Money Management, Inc. (formerly known as ND Money Management, Inc.,), ND Capital, Inc., Integrity Fund Services, Inc., (formerly known as ND Resources, Inc.), ND Tax-Free Fund, Inc., ND Insured Income Fund, Inc. (November 1990 to August 1999), Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004), Integrity Fund of Funds, Inc., Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003), Integrity Funds Distributor, Inc., (formerly known as Ranson Capital Corporation) (since January 1996); and Director, ARM Securities Corporation (since May 2000).

				3	None
**Robert E. Walstad 1 Main Street North Minot, ND 58703 59	Trustee, Chairman, President	Since May 2003

Director (since September 1987), President (September 1987 to October 2001 and September 2002 to May 2003), Integrity Mutual Funds, Inc.; Director, President and Treasurer, Integrity Money Management, Inc., ND Capital, Inc., Integrity Fund Services, Inc., ND Tax-Free Fund, Inc., ND Insured Income Fund, Inc. (November 1990 to August 1999), Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004), Integrity Fund of Funds, Inc. and Integrity Small-Cap Fund of Funds Inc.; (September 1998 to June 2003), Trustee, Chairman, President, and Treasurer, Integrity Managed Portfolios; Director, President, CEO, and Treasurer, Integrity Funds Distributor, Inc. (January 1996 to August 2003); Director (October 1999 to June 2003), President (October 1999 - October 2001), Magic Internet Services, Inc.; Director (since May 2000), President (May 2000 to October 2001- Sept 2002 to present), ARM Securities Corporation; Director, CEO, Chairman, Capital Financial Services, Inc. (since January 2002).

				17	Director, Capital Financial Services, Inc.
**Brent M. Wheeler 1 Main Street North Minot, ND 58703 33	Treasurer	Since May 2004

Fund Accountant (May 1994 to December 1997) Sr. Fund Accountant (December 1997 to June 1998) Fund Accounting Manager (Since June 1998), Integrity Mutual Funds, Inc.; Treasurer (Since May 2004), Integrity Funds, Integrity Managed Portfolios, Integrity Mutual Funds.

Minot State University Alumni Association

* The Fund Complex consists of the three funds in the Integrity family of funds, the six series of Integrity Managed Portfolios, and the eight series of The Integrity Funds.

** Trustees who are “interested persons” of the Funds as defined in the Investment Company Act of 1940.  Messrs. Quist, Walstad and Wheeler are interested persons by virtue of being officers and trustees of the Fund’s Investment Adviser and Principal Underwriter.

Trustees (Directors for Corporate Funds) and officers of the Fund serve until their resignation, removal or retirement.

The Statement of Additional Information contains more information about the Fund’s Trustees and is available without charge upon request, by calling Integrity Funds Distributor, Inc. at 1(800) 601-5593

June 30, 2004 (Unaudited)

TRUSTEES INFORMATION

INDEPENDENT TRUSTEES

[PHOTO]	[PHOTO]	[PHOTO]
Lynn W. Aas	Orlin W. Backes	R. James Maxson

INTERESTED TRUSTEES AND OFFICERS

[PHOTO]	[PHOTO]	[PHOTO]
Peter A. Quist Vice-President	Robert E. Walstad President	Brent M. Wheeler Treasurer

Schedule of Investments  June 30, 2004 (Unaudited)

Name of Issuer Percentages represent the market value of each investment category to total net assets	Quantity	Market Value

COMMON STOCKS (96.8%)

DRUGS AND PHARMACEUTICALS (48.9%)
AmerisourceBergen Corp	16,000	$956,480
*Amgen, Inc	7,900	431,103
*Andrx Group	24,000	670,320
*Caremark RX, Inc	9,400	309,636
*Collagenex Pharm K	15,600	146,952
*Genentech Inc	12,800	719,360
*Invitrogen Corp	5,000	359,950
*King Pharmaceutical, Inc	29,100	333,195
*Kos Pharmaceuticals, Inc.	8,000	263,760
Mylan Labs	25,875	523,968
Omnicare, Inc	17,500	749,175
Pfizer Inc.	23,000	788,440
*Shire Pharmaceutical ADR	13,800	369,012
Teva Pharmaceutical ADR	10,594	712,870
*Warner Chilcott - ADR	7,300	366,387
*Watson Pharmaceutical Inc	2,900	78,010
		$7,778,618
HEALTHCARE (21.3%)
*Accredo Health	10,900	424,555
*Express Scripts	6,400	507,072
*Fisher Scientific Intl	9,100	525,525
*Laboratory Corp Amer Hldgs	5,657	224,583
*Lincare Holdings	12,000	394,320
Quest Diagnostics Inc	7,500	637,125
*Respironics Inc	11,500	675,625
		$3,388,805
HOSPITALS (10.2%)
*Community Health Systems	10,000	267,700
Health Management Assoc	22,000	493,240
*Lifepoint Hospitals Inc	12,300	457,806
Select Medical Corp	30,000	402,600
		$1,621,346
INSURANCE (4.2%)
*Anthem, Inc	7,400	662,744
		$662,744
MEDICAL EQUIPMENT (12.2%)
*Boston Scientific Corp	18,000	770,400
Medtronic, Inc	12,000	584,640
*Varian Medical Systems, Inc	7,500	595,125
		$1,950,165

TOTAL COMMON STOCKS (COST: $11,861,497)		$15,401,678

REPURCHASE AGREEMENTS (2.5%)	Shares
Wells Fargo Repurchase Agreement (COST: $400,260)	400,260	$400,260

SHORT-TERM SECURITIES (0.9%)
Wells Fargo Cash Investment Money Market (COST: 149,705)	149,705	$149,705

TOTAL INVESTMENTS IN SECURITIES (COST: $12,411,462)		$15,951,643

OTHER ASSETS LESS LIABILITIES		(48,486)

NET ASSETS		$15,903,157

ADR – American Depository Receipt

* Non-income producing

The accompanying notes are an integral part of these financial statements.

Financial Statements  June 30, 2004

Statement of Assets and Liabilities  June 30, 2004 (Unaudited)

ASSETS
Investments in securities, at value (cost: $12,411,462)	$15,951,643
Accrued dividends receivable	1,781
Accrued interest receivable	585
Cash	334
Prepaid expenses	24,635
Foreign tax reclaim receivable	504
Receivable for fund shares sold	5,150

Total Assets	$15,984,632

LIABILITIES
Payable for fund shares redeemed	$38,879
Accrued expenses	42,596

Total Liabilities	$81,475

NET ASSETS	$15,903,157

Net assets are represented by:
Paid-in capital	$16,874,946
Accumulated undistributed net realized gain (loss) on investments	(4,315,419)
Accumulated undistributed net investment income	(196,551)
Unrealized appreciation on investments	3,540,181
Total amount representing net assets applicable to 1,634,171outstanding shares of no par common stock (unlimited shares authorized)	$15,903,157

Net asset value per share	$9.73
Public Offering Price (based on sales charge of 5.75%)	$10.32

Statement of Operations  For the six months ended June 30, 2004 (Unaudited)

INVESTMENT INCOME
Interest	$2,474
Dividends	23,092
Total Investment Income	$25,566

EXPENSES
Investment advisory fees	$100,581
Distribution (12b-1) fees	41,909
Transfer agent fees	20,954
Accounting service fees	16,191
Administrative service fees	16,764
Custodian fees	2,134
Professional fees	1,287
Trustees fees	1,007
Transfer agent out-of-pockets	1,955
Reports to shareholders	1,822
Insurance expense	2,812
License, fees, and registrations	9,645
BISYS service fees	12,431
Foreign tax expense	150
Legal fees	817
Audit fees	1,897
Total Expenses	$232,356
Less expenses waived or absorbed by the Fund’s manager	(10,239)
Total Net Expenses	$222,117

NET INVESTMENT INCOME (LOSS)	$(196,551)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from:
Investment transactions	$872,633
Net change in unrealized appreciation (depreciation) of:
Investments	244,636
Net Realized and Unrealized Gain (Loss) on Investments	$1,117,269
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$920,718

The accompanying notes are an integral part of these financial statements.

Financial Statements  June 30, 2004

Statement of Changes in Net Assets

For the six months ended June 30, 2004 and the period April 1,2003, through December 31, 2003

	For The Six Months Ended June 30, 2004 (Unaudited)	For The Period April 1, 2003 Thru December 31, 2003
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(196,551)	$(501,901)
Net realized gain (loss) on investment transactions	872,633	(1,442,532)
Net change in unrealized appreciation (depreciation) on investments	244,636	5,586,228
Net Increase (Decrease) in Net Assets Resulting From Operations	$920,718	$3,641,795

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income	$0	$0
Distributions from net realized gain on investment transactions	0	0
Total Dividends and Distributions	$0	$0

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	$270,978	$261,167
Proceeds from reinvested dividends	0	0
Cost of shares redeemed	(1,646,082)	(1,888,581)
Net Increase (Decrease) in Net Assets Resulting From Capital Share Transactions	$(1,375,104)	$(1,627,414)

TOTAL INCREASE (DECREASE) IN NET ASSETS	$(454,386)	$2,014,381

NET ASSETS, BEGINNING OF PERIOD	16,357,543	14,343,162
NET ASSETS, END OF PERIOD	$15,903,157	$16,357,543
Undistributed Net Investment Income (Loss)	$0	$0

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements  June 30, 2004 (Unaudited)

Note 1.  ORGANIZATION

The Integrity Health Sciences Fund (the “Fund”) is an investment portfolio of The Integrity Funds (the “Trust”) registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company.  The Trust may offer multiple portfolios; currently eight portfolios are offered.  On September 19, 2003,the Integrity Health Sciences Fund became a series of The Integrity Funds Trust.  Prior to this the Fund was part of the Willamette Funds Group.  The Willamette Funds were organized as a Delaware statutory trust on January 17, 2001, and were registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  Each of the Funds is also the successor to a fund of the same name that was a series of another registered investment company, The Coventry Group.  On March 16, 2001, the shareholders of each of the predecessor funds approved their reorganization into The Willamette Funds, effective April 1, 2001.  The Willamette Funds offered four managed investment portfolios and were authorized to issue an unlimited number of shares.  The accompanying financial statements and financial highlights are those of the Integrity Health Sciences Fund.  The Fund seeks long term growth of capital appreciation.

Shares of the Fund are offered at net asset value plus a maximum sales charge of 5.75% and a distribution fee of up to 0.50% on an annual basis.

Note 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investment security valuation – Assets for which market quotations are available are valued as follows: (a) each listed security is valued at its closing price obtained from the respective primary exchange on which the security is listed, or, if there were no sales on that day, at its last reported current bid price; (b) each unlisted security is valued at the last current bid price obtained from the National Association of Securities Dealers Automated Quotation System.  All of these prices are obtained by the Administrator from services, which collect and disseminate such market prices. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.  In the absence of an ascertainable market value, assets are valued at their fair value as determined by the Adviser using methods and procedures reviewed and approved by the Trustees.

Redemption fees – In the case of investments of $1 million or more, a 1.00% redemption fee will be assessed on shares redeemed within 12 months of purchase (excluding shares purchased with reinvested dividends and/or distributions).

Federal and state income taxes – It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code (the “Code”) and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

The tax character of distributions paid was as follows:

	June 30, 2004	December 31, 2003
Tax-exempt Income	$0	$0
Ordinary Income	0	0
Long-term Capital Gains	0	0
Total	$0	$0

During the six months ended June 30, 2004, there were no distributions paid.

As of December 31, 2003, the components of accumulated earnings/(deficit) on a tax basis was as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/(Deficit)
$0	$0	$0	($5,188,054)	$3,295,545	($1,892,509)

As of December 31, 2003, the Fund had capital loss carryforwards, which are available to offset future realized capital gains.  The diffrences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to: tax deferral of losses on wash sales.

Year	Unexpired Capital Losses
2009	423,956
2010	3,030,993
2011	1,389,043

For the year ended December 31, 2003, the Fund did not make any permanent reclassifications to reflect tax character.  Reclassifications to paid-in capital relate primarily to expiring capital loss carryforwards.

Net capital losses incurred after October 31, and within the tax year are deemed to arise on the first business day of the Funds’ next taxable year.  For the year ended December 31, 2003, the Fund deferred to January 1, 2004 post October capital losses, post October currency losses and post October passive foreign investment company losses of $344,062.

Distributions to shareholders – Dividends from net investment income, declared yearly and paid yearly, are reinvested in additional shares of the Fund at net asset value or paid in cash.  Capital gains, when available, are distributed along with the net investment income dividend at the end of the calendar year.

Other – Income and expenses are recorded on the accrual basis.  Investment transactions are accounted for on the trade date for financial reporting purposes.  Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the Fund on the ex-dividend date.  Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with accounting principles generally accepted in the United States of America.  These differences are primarily due to differing treatment for market discount, capital loss carryforwards and losses due to wash sales and futures transactions.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital.  Temporary book and tax basis differences will reverse in a subsequent period.

In 2003, the Fund elected to change its financial and tax year to December 31 from March 31.

Futures contracts – The Fund may purchase and sell financial futures contracts to hedge against changes in the values of equity securities the Fund owns or expects to purchase.

A futures contract is an agreement between two parties to buy or sell units of a particular index at a set price on a future date.  Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum “initial margin” requirement of the futures exchange on which the contract is traded.  Subsequent payments (“variation margin”) are made or received by the Fund, dependent on the fluctuations in the value of the underlying index.  Daily fluctuations in value are recorded for financial reporting purposes as unrealized gains or losses by the fund.  When entering into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contracts sold and the futures contracts to buy.  Unrealized appreciation (depreciation) related to open futures contracts are required to be treated as realized gain (loss) for federal income tax purposes.

Certain risks may arise upon entering into futures contracts.  These risks may include changes in the value of the futures contracts that may not directly correlate with changes in the value of the underlying securities.

Use of estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Reclassifications – Certain prior year amounts have been reclassified to conform to the current year presentation.

Note 3.  CAPITAL SHARE TRANSACTIONS

As of June 30, 2004, there were unlimited shares of no par authorized; 1,634,171 and 1,773,517 shares were outstanding at June 30, 2004, and December 31, 2003, respectively.

Transactions in capital shares were as follows:

	Shares
	For The Six Months Ended June 30, 2004 (Unaudited)	For The Period April 1, 2003 Thru December 31, 2003
Shares sold	27,299	30,813
Shares issued on reinvestment of dividends	0	0
Shares redeemed	(166,645)	(225,650)
Net increase (decrease)	(139,346)	(194,837)

Note 4.  ACQUISITION OF FUND

The Willamette Funds held a special meeting of shareholders of the Value Fund, Small Cap Growth Fund, Global Health Sciences Fund and Technology Fund (the “Funds”), at [the office of the Trust, 3435 Stelzer Road, Columbus, Ohio 43219], on August 29, 2003, at 11:00 a.m., Eastern Time, as adjourned from time to time (the “Meeting”), for the purposes listed:  to approve a new investment advisory agreement with Integrity Money Management, Inc.; and to consider and act upon any other business as may properly come before the Meeting. After careful consideration, the Trustees of the Willamette Funds unanimously approved each of the proposals and recommended that shareholders vote “FOR” the proposals.  The Willamette Funds Board of Trustees fixed the close of business on June 20, 2003, as the record date for determining shareholders entitled to notice of and to vote at the Meeting.  Each share of a Fund was entitled to one vote for each dollar invested with respect to each proposal.  The Investment Advisory Agreement of the Value Fund, Small Cap Growth Fund, Technology Fund and Global Health Sciences Fund were approved by the shareholders on August 29, 2003.  The reorganization was accomplished by a tax-free exchange of 1,850,833 shares of Integrity Health Sciences Fund for the 1,850,833 shares of Willamette Global Health Sciences Fund on September 19, 2003.  Willamette Global Health Sciences Funds net assets of $16,449,842 on September 19, 2003, including $2,073,535 of unrealized appreciation, were reorganized into the Integrity Health Sciences Fund.

Note 5.  INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Integrity Money Management, Inc., the Fund’s investment adviser; Integrity Funds Distributor, Inc., the Fund’s underwriter; and Integrity Fund Services, Inc., the Fund’s transfer, accounting, and administrative services agent; are subsidiaries of Integrity Mutual Funds, Inc., the Fund’s sponsor.

The Fund has engaged Integrity Money Management, Inc. to provide investment advisory and management services to the Fund.  The Investment Advisory Agreement provides for fees to be computed at an annual rate of 1.20% of the Fund’s average daily net assets.  The Fund has recognized $90,342 of investment advisory fees after a partial waiver for the six months ended June 30, 2004.  The Fund has a payable to Integrity Money Management, Inc. of $14,461 at June 30, 2004, for investment advisory fees.  Certain officers and trustees of the Fund are also officers and trustees of the investment adviser.

The Investment Advisor has contractually agreed to waive its management fee and to reimburse expenses, other than extraordinary or non-recurring expenses until March 31, 2006, so that the Net Annual Operating Expenses of Integrity Health Sciences Fund do not exceed 2.65%.  After such date, the expense limitation may be terminated or revised.  Amounts waived or reimbursed in a particular fiscal year may be recouped by the Investment Adviser within three years of the waiver or reimbursement to the extent that the recoupment will not cause operating expenses to exceed any expense limitation in place at the time.  An expense limitation lowers expense ratios and increases return to investors.

Integrity Funds Distributor, Inc. serves as the principal underwriter for the Fund.  The Fund has adopted a distribution plan for each class of shares as allowed by Rule 12b-1 of the 1940 Act.  Distribution plans permit the Fund to reimburse its principal underwriter for costs related to selling shares of the Fund and for various other services.  These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Fund, are paid by shareholders through expenses called “Distribution Plan expenses.”  The Fund presently pays an annual distribution fee of up to 0.50% of the average daily net assets of the Fund.  Distribution Plan expenses are calculated daily and paid monthly.  The Fund has recognized $41,909 of service fee expenses for the six months ended June 30, 2004.  The Fund has a payable to Integrity Funds Distributor, Inc. of $7,150 at June 30, 2004, for service fees.

Integrity Fund Services, Inc. provides shareholder services for a monthly fee of 0.25% of average net assets with a minimum of $2,000 per month plus reimbursement of out-of-pocket expenses.  An additional fee with a minimum of $500 per month will be charged for each additional share class.  The Fund has recognized $20,954 of transfer agency fees for the six months ended June 30, 2004.  The Fund has a payable to Integrity Fund Services, Inc. of $3,575 at June 30, 2004, for transfer agency fees.  Integrity Fund Services, Inc. also acts as the Fund’s accounting services agent for a monthly fee equal to the sum of a fixed fee of $2,000, and a variable fee equal to 0.05% of the Fund’s average daily net assets on an annual basis for the Fund’s first $50 million and at a lower rate on the average daily net assets in excess of $50 million, together with reimbursement of out-of-pocket expenses.  An additional accounting services fee of $500 per month will be charged by Integrity Fund Services, Inc. for each additional share class.  The Fund has recognized $16,191 of accounting service fees for the six months ended June 30, 2004.  The Fund has a payable to Integrity Fund Services, Inc. of $2,848 at June 30, 2004, for accounting service fees.  Integrity Fund Services, Inc. also acts as the Fund’s administrative services agent for a monthly fee equal to the rate of 0.20% of average daily net assets with a minimum of $2,000 per month plus out-of-pocket expenses.  The Fund will pay an additional minimum fee of $500 per month for each additional share class.  The Fund has recognized $16,764 of administrative service fees for the six months ended June 30, 2004.  The Fund has a payable to Integrity Fund Services, Inc. of $2,860 at June 30, 2004, for administrative service fees.

Note 6.  INVESTMENT SECURITY TRANSACTIONS

The cost of purchases and proceeds from the sale of investment securities (excluding short-term securities) aggregated $1,900,132 and $2,926,941, respectively, for the six months ended June 30, 2004.

Note 7.  INVESTMENT IN SECURITIES

At June 30, 2004, the aggregate cost of securities for federal income tax purposes was substantially the same for financial reporting purposes at $12,411,462. The net unrealized appreciation of investments based on the cost was $3,540,181, which is comprised of $4,221,802 aggregate gross unrealized appreciation and $681,621 aggregate gross unrealized depreciation.

Note 8.  INVESTMENT RISKS

Risks of Health Sciences Companies – Because the Integrity Health Sciences Fund invests primarily in stocks of health sciences companies, it is particularly susceptible to risks associated with these companies.  The Integrity Health Sciences Fund’s performance will depend on the performance of securities of issuers in health sciences-related industries, which may differ from general stock market performance.  The products and services of health sciences companies may become rapidly obsolete due to technological and scientific advances.  In addition, governmental regulation may have a material effect on the demand for products and services of these companies, and new or amended regulations can adversely affect these issuers or the market value of their securities.  Finally, lawsuits or legal proceedings against these companies can adversely affect the value of their securities.

Financial Highlights  June 30, 2004

Selected per share data and ratios for the period indicated

	For the Six Months Ended June 30, 2004 (Unaudited)	For The Period April 1, 2003 Thru December 31, 2003	For The Year Ended March 31, 2003	For The Year Ended March 31, 2002	For the Period Since Inception (June 19, 2000) thru March 31, 2001
NET ASSET VALUE, BEGINNING OF PERIOD	$9.22	$7.29	$9.28	$8.71	$10.00

Income from Investment Operations:
Net investment income (loss)	$(.12)	$(.28)	$(.26)	$(.24)	$(.18)
Net realized and unrealized gain (loss) on investment transactions	.63	2.21	(1.73)	0.94	(1.07)
Total Income (Loss) From Investment Operations	$.51	$1.93	$(1.99)	$0.70	$(1.25)

Less Distributions:
Dividends from net investment income	$.00	$.00	$.00	$.00	$.00
Distributions from net realized gains	.00	.00	.00	(.13)	(.04)
Total Distributions	$.00	$.00	$.00	$(.13)	$(.04)

NET ASSET VALUE, END OF PERIOD	$9.73	$9.22	$7.29	$9.28	$8.71

Total Return	11.06%(A)(C)	26.47%(A)(D)	(21.44%)(A)	7.94%(A)	(12.58%)(A)(D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$15,903	$16,358	$14,343	$22,255	$20,712
Ratio of net expenses (after expense assumption) to average net assets	2.65%(B)(C)	4.59%(B)(C)	3.46%(B)	2.85%(B)	2.90%(B)(C)
Ratio of net investment income to average net assets	(2.35%)(C)	(4.26%)(C)	(3.17%)	(2.46%)	(2.30%)(C)
Portfolio turnover rate	11.80%	20.40%	34.28%	68.38%	52.37%

(A) Excludes maximum sales charge of 5.75%.

(B) During the period since December 31, 2003, Integrity Mutual Funds, Inc. assumed/waived expenses of $10,239.  If the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets would have been 2.77%.  During the period April 1, 2003 through December 31, 2003, Integrity Mutual Funds, Inc. and Willamette Asset Managers assumed/waived expenses of $28,935.  If the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets would have been 4.84%.  During the periods prior to March 31, 2003, Willamette Asset Managers and The Coventry Group assumed/waived expenses of $32,026, $47,186, and $6,355, respectively.  If the expenses had not been assumed/waived, the annualized ratios of total expenses to average net assets would have been 3.66%, 3.05%, and 2.93%,  respectively.

(C) Ratio is annualized.

(D) Ratio is not annualized.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

Integrity Technology Fund

 Dear Shareholder:

Enclosed is the report of the operations of the Integrity Technology Fund (the "Fund") for the six months ended June 30, 2004.  The Fund's portfolio and related financial statements are presented within for your review.

As stated in our 2003 annual report, we have long felt an important stock market bottom was made in the last half of 2002, and that the future would bring a sharply upward moving market. This proved to be true. In early February 2004, in our “Mid Quarter Commentary”, we stated a long awaited consolidation was likely, and that interest rates would rise, but that the second leg up in the new bull market should be under way by around election time. We advised investors to “Buy the Dips” in the coming months. We still hold this view.

Fortunately we have outperformed our benchmark, the Lipper Science & Technology Index, year-to-date, largely due to stock selection and significant underweighting and overweighting in key sub industries of the technology sector, as discussed below.  More specifically, we do not hold: Cisco, Microsoft, Oracle, IBM, Dell, EMC, Applied Materials, Bell South, SBC Com, AT&T, or Verizon Com. Additionally, we have underweighted Intel and Texas Instruments. Quite simply, we have avoided the large mature underperforming firms in the systems software, communications equipment, computer hardware & storage, semiconductor, and integrated telecom areas, while overweighting smaller enterprises in more attractive sectors. We do hold meaningful positions in some very good performers, including: Mobile Telesystems, Vimple, Turkcell, and Nextel in the wireless telecom area, as well as Qualcom and Harris Corp. in the communications equipment sub industry. Autodesk has continued to perform well in the applications software area. The same is true for United Surgical Partners and Given Imaging (health technology), Harman International (consumer electronics) and Kroll (diversified commercial).

We manage the Technology Fund using our quantitative intelligent expert system for stock selection. The portfolio is focused on profitable technology stocks that are expected increased unit volume beneficiaries! These are typically enterprises that are in the process of launching high demand proprietary products, or other firms, cyclical or otherwise, that are experiencing an improved outlook. Such usually leads to upward revisions in earnings estimates and superior investment performance. We do not own speculative micro-cap “Story Stocks” and “Hot New Issues” that don’t have a real business franchise, reminiscent of the “Dot Com” era of 1999 and early 2000. We like to think of ourselves as investors in profitable companies, not speculators!

Since taking over the management of the Fund in late September, we reduced exposure to overvalued companies with below average earnings growth and increased exposure to rapidly growing companies with good price momentum and selling at reasonable P/E ratios. Relative to benchmark, we are currently underweighted in data processing, systems software, communications equipment, computer hardware, semiconductors & semiconductor equipment, integrated telecom, and overweighted in aerospace & defense, gaming & consumer electronics, healthcare equipment & facilities, internet software, IT consulting, applications software, computer storage & peripherals, electronic equipment & manufacturing, and wireless telecom issues.  We continue to evaluate the portfolio and make adjustments as market conditions warrant, focusing on companies that are experiencing “positive change”. At the end of June 2004, the portfolio had an average forward P/E ratio of approximately 20, a consensus future earnings growth rate of 22%, and an average ROE of over 20%.

Contrary to popular belief, the “Tech’s” are likely to be the driving force behind the current economic expansion and for decades to come. Participants in the Technology Fund should continue to benefit from these trends.

Sincerely,

F. Martin Koenig, CFA

The views expressed are those of F. Martin Koenig, Senior Portfolio Manager with Integrity Mutual Funds.  The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or any Integrity Mutual Fund.

Terms & Definitions   June 30, 2004 (Unaudited)

American Depository Receipt
A negotiable certificate representing a given number of shares of stock in a foreign corporation.  It is bought and sold in the American securities markets, just as stock is traded.

Appreciation
Increase in the value of an asset.

Average Annual Total Return
A standardized measurement of the return (appreciation) earned by a fund on an annual basis.

Consumer Price Index
A commonly used measure of inflation; it does not represent an investment return.

Depreciation
Decrease in the value of an asset.

Growth Fund
A type of diversified common stock fund that has capital appreciation as its primary goal.  It invests in companies that reinvest most of their earnings for expansion, research, or development.

Growth & Income Fund
Fund that invests in common stocks for both current income and long-term growth of capital and income.

Load
A mutual fund whose shares are sold with a sales charge added to the net asset value.

Market Value
Actual price at which a fund trades in the market place.

Net Asset Value (NAV)
The value of all your fund’s assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Offering Price
The price at which a mutual fund’s share can be purchased.  The offering price per share is the current net asset value plus any sales charge.

Total Return
Measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in the fund’s portfolio for the period, assuming the reinvestment of all dividends.  It represents the aggregate percentage or dollar value change over the period.

June 30, 2004 (Unaudited)

Portfolio Market Sectors

(as a % of Net Assets)

T – Technology	62.4%
S – Services	23.9%
HC – Healthcare	7.5%
CC – Consumer Cyclical	3.3%
O – Other	2.9%

Market sectors are breakdowns of the Fund’s portfolio holdings into specific investment classes.

These percentages are subject to change.

TOP TEN HOLDINGS

1.	Infosys Technologies ADR	4.05%
2.	Mobile TeleSystems OJSC	3.06%
3.	Turkcell ADR	3.06%
4.	Autodesk	2.99%
5.	Labor Ready Inc.	2.95%
6.	Vimpel Communications ADR	2.93%
7.	Given Imaging Ltd	2.90%
8.	Broadcom Corp	2.85%
9.	Harman International Industries	2.77%
10.	Harris Corp	2.66%

The Fund’s holdings are subject to change at any time

June 30, 2004 (Unaudited)

Disclosure of Fund Expenses

EXAMPLE 1:

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $1,000 in the Fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of those periods.  The example also is based on the funds actual expenses of 2.65%, and rate of return for the period of 4.63%.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption	No Redemption
Share Class	A	A
YTD Expenses	$83	$83

Account value of an initial investment of $1,000 as of the end of the period would be $986.

EXAMPLE 2:

This example assumes that you invest $1,000 in the Fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of those periods.  The example is based on the fund’s actual operating expenses of 2.65%, and also assumes that your investment has a 5.00% return.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption	No Redemption
Share Class	A	A
YTD Expenses	$83	$83

Account value of an initial investment of $1,000 as of the end of the period would be $990

June 30, 2004 (Unaudited)

Average Annual Total Returns

	For periods ending June 30, 2004
				Since Inception
Integrity Technology Fund	1 year	5 year	10 year	(March 2, 2000)
Without Sales Charge	27.36%	N/A	N/A	(35.10%)
With Sales Charge (5.75%)	20.00%	N/A	N/A	(35.98%)

	For periods ending June 30, 2004
				Since Inception
Nasdaq 100 Index	1 year	5 year	10 year	(March 2, 2000)
	26.21%	N/A	N/A	(21.10%)

	For periods ending June 30, 2004
				Since Inception
Lipper Science & Technology Index	1 year	5 year	10 year	(March 2, 2000)
	24.19%	N/A	N/A	(23.13%)

Performance data quoted above is historical.  Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.  You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 1-800-276-1262.

You should consider the fund's investment objectives, risks, and charges and expenses carefully before investing.  For this and other important information, please obtain a fund prospectus at no cost from your financial advisor and read it carefully before investing.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares.

The Fund's performance prior to September 19, 2003, was achieved while the Fund was managed by another investment advisor, who used different investment strategies and techniques, which may produce different investment results than those achieved by the current investment advisor. The Willamette Asset Managers, Inc., served as investment advisor to the Fund from April 1, 2001 to September 19, 2003. Prior to April 1, 2001, The Coventry Group served as investment advisor to the Fund.

June 30, 2004 (Unaudited)

Comparative Index Graph (insert here)

Comparison of change in value of a $10,000 investment in the Integrity Technology Fund, the Lipper Science & Technology Index, and the Nasdaq 100 Index

	Integrity Technology Fund w/o Sales Charge	Integrity Technology Fund w/Max Sales Charge	Lipper Science & Technology Index	Nasdaq 100 Index
03/02/00	$10,000	$9,425	$10,000	$10,000
12/29/00	$3,953	$3,725	$5,497	$5,530
12/31/01	$1,757	$1,656	$3,588	$3,725
12/31/02	$1,003	$945	$2,103	$2,325
12/31/03	$1,469	$1,385	$3,183	$3,467
06/30/04	$1,537	$1,449	$3,200	$3,582

Putting Performance into Perspective

Returns are historical and are not a guarantee of future results.  The graph comparing your Fund’s performance to a benchmark index provides you with a general sense of how your Fund performed.  To put this information in context, it may be helpful to understand the special differences between the two.  Your Fund’s total return for the period shown appears with and without sales charges and includes Fund expenses and management fees.  A securities index measures the performance of a theoretical portfolio.  Unlike a fund, the index is unmanaged; there are no expenses that affect the results.  In addition, few investors could purchase all of the securities necessary to match the index.  And, if they could, they would incur transaction costs and other expenses.  All Fund and benchmark returns include reinvested dividends.  The Fund’s share price, yields, and total returns will vary, so that shares, when redeemed, may be worth more or less than their original cost.

June 30, 2004 (Unaudited)

MANAGEMENT OF THE FUND

The Board of The Integrity Funds consists of four Trustees.  These same individuals, unless otherwise noted, also serve as directors or trustees for all of the funds in the Integrity family of funds, the six series of Integrity Managed Portfolios (formerly known as Ranson Managed Portfolios), and the eight series of The Integrity Funds.  Three Trustees (75% of the total) have no affiliation or business connection with the Investment Adviser or any of its affiliates.  These are the “independent” Trustees.  The remaining Trustee and executive officers are “interested” by virtue of their affiliation with the Investment Adviser and its affiliates.

The Independent Trustees of the Fund, their term of office and length of time served, their principal occupation(s) during the past five years, the number of portfolios overseen in the Fund Complex by each Independent Trustee and other directorships, if any, held outside the Fund Complex, are shown below.

INDEPENDENT TRUSTEES

Name, Address and Age	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex *	Other Directorships Held Outside THE FUND Complex
Lynn W. Aas 904 NW 27th Minot, ND 58703 83	Trustee	Since May 2003	Retired; Attorney; Director, ND Tax-Free Fund, Inc. (since December 1994), Montana Tax-Free Fund, Inc. (since December 1994), South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004) Integrity Fund of Funds, Inc. (since August 1994), Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003); Trustee, Integrity Managed Portfolios (since January 1996) and The Integrity Funds (since September 2003); and Director, First Western Bank & Trust (until May 2002).	17	None
Orlin W. Backes 15 2nd Ave., SW – Ste. 305 Minot, ND 58701 69	Trustee	Since May 2003	Attorney, McGee, Hankla, Backes & Dobrovolny, P.C.; Director, ND Tax-Free Fund, Inc. (since April 1995), Montana Tax-Free Fund, Inc. (since April 1995), South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004), Integrity Fund of Funds, Inc. (since April 1995), Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003); Trustee, Integrity Managed Portfolios (since January 1996) and The Integrity Funds (since May 2003); and Director, First Western Bank & Trust.	17	Director, First Western Bank & Trust
R. James Maxson Town & Country Center 1015 S. Broadway Suite 15 Minot, ND 58701 56	Trustee	Since May 2003	Attorney, Maxson Law Office (since November 2002), Attorney, McGee, Hankla, Backes & Dobrovolny, P.C. (April 2000 to November 2002); Attorney, Farhart, Lian and Maxson, P.C. (March 1976 to March 2000); Director, ND Tax-Free Fund, Inc. (since January 1999), Montana Tax-Free Fund, Inc. (since January 1999), South Dakota Tax-Free Fund, Inc. ( January 1999 to June 2004), Integrity Fund of Funds, Inc. (since January 1999), Integrity Small-Cap Fund of Funds, Inc. (January 1999 to June 2003); and Trustee, Integrity Managed Portfolios (since January 1999) and The Integrity Funds (since May 2003).	17	None

*The Fund Complex consists of the three funds in the Integrity family of funds, the six series of Integrity Managed Portfolios, and the eight series of The Integrity Funds.

Trustees (Directors for Corporate Funds) and officers of the Fund serve until their resignation, removal or retirement.

The Statement of Additional Information contains more information about the Fund’s Trustees and is available without charge upon request, by calling Integrity Funds Distributor, Inc. at 1(800) 601-5593

The Interested Directors and executive officers of the Fund, their term of office and length of time served, their principal occupation(s) during the past five years, the number of portfolios overseen in the Fund Complex by each Interested Trustee and other directorships, if any, held outside the Fund Complex, are shown below.

INTERESTED TRUSTEES AND EXECUTIVE OFFICERS

Name, Address and Age	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex *	Other Directorships Held Outside The Fund Complex
**Peter A. Quist 1 Main Street North Minot, ND 58703 70	Vice President and Secretary	Since May 2003

Attorney; Director and Vice President, Integrity Mutual Funds, Inc.; Director, Vice President and Secretary, Integrity Money Management, Inc. (formerly known as ND Money Management, Inc.,), ND Capital, Inc., Integrity Fund Services, Inc., (formerly known as ND Resources, Inc.), ND Tax-Free Fund, Inc., ND Insured Income Fund, Inc. (November 1990 to August 1999), Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004), Integrity Fund of Funds, Inc., Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003), Integrity Funds Distributor, Inc., (formerly known as Ranson Capital Corporation) (since January 1996); and Director, ARM Securities Corporation (since May 2000).

				3	None
**Robert E. Walstad 1 Main Street North Minot, ND 58703 59	Trustee, Chairman, President	Since May 2003

Director (since September 1987), President (September 1987 to October 2001 and September 2002 to May 2003), Integrity Mutual Funds, Inc.; Director, President and Treasurer, Integrity Money Management, Inc., ND Capital, Inc., Integrity Fund Services, Inc., ND Tax-Free Fund, Inc., ND Insured Income Fund, Inc. (November 1990 to August 1999), Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004), Integrity Fund of Funds, Inc. and Integrity Small-Cap Fund of Funds Inc.; (September 1998 to June 2003), Trustee, Chairman, President, and Treasurer, Integrity Managed Portfolios; Director, President, CEO, and Treasurer, Integrity Funds Distributor, Inc. (January 1996 to August 2003); Director (October 1999 to June 2003), President (October 1999 - October 2001), Magic Internet Services, Inc.; Director (since May 2000), President (May 2000 to October 2001- Sept 2002 to present), ARM Securities Corporation; Director, CEO, Chairman, Capital Financial Services, Inc. (since January 2002).

				17	Director, Capital Financial Services, Inc.
**Brent M. Wheeler 1 Main Street North Minot, ND 58703 33	Treasurer	Since May 2004

Fund Accountant (May 1994 to December 1997) Sr. Fund Accountant (December 1997 to June 1998) Fund Accounting Manager (Since June 1998), Integrity Mutual Funds, Inc.; Treasurer (Since May 2004), Integrity Funds, Integrity Managed Portfolios, Integrity Mutual Funds.

Minot State University Alumni Association

* The Fund Complex consists of the three funds in the Integrity family of funds, the six series of Integrity Managed Portfolios, and the eight series of The Integrity Funds.

** Trustees who are “interested persons” of the Funds as defined in the Investment Company Act of 1940.  Messrs. Quist, Walstad and Wheeler are interested persons by virtue of being officers and trustees of the Fund’s Investment Adviser and Principal Underwriter.

Trustees (Directors for Corporate Funds) and officers of the Fund serve until their resignation, removal or retirement.

The Statement of Additional Information contains more information about the Fund’s Trustees and is available without charge upon request, by calling Integrity Funds Distributor, Inc. at 1(800) 601-5593

June 30, 2004 (Unaudited)

TRUSTEES INFORMATION

INDEPENDENT TRUSTEES

[PHOTO]	[PHOTO]	[PHOTO]
Lynn W. Aas	Orlin W. Backes	R. James Maxson

INTERESTED TRUSTEES AND EXECUTIVE OFFICERS

[PHOTO]	[PHOTO]	[PHOTO]
Peter A. Quist Vice-President	Robert E. Walstad President	Brent M. Wheeler Treasurer

Schedule of Investments  June 30, 2004 (Unaudited)

Name of Issuer Percentages represent the market value of each investment category to total net assets	Quantity	Market Value

COMMON STOCKS - (96.1%)

Broadcast Satellite (2.8%)
Harman International Industries	4,000		$364,000
			364,000
Business Service (2.9%)
*Labor Ready Inc.	25,000		387,500
			387,500
Communications Equipment (1.1%)
L-3 Communications	2,100		140,280
			140,280
Computer Hardware (19.3%)
*Altris Inc	8,470		233,857
*ATI Technologies Inc	15,000		282,900
Autod esk	9,190		393,424
*Avid Technology	5,000		272,850
Hewlett-Packard	8,501		179,371
*Hyperion Solutions	2,830		123,727
Infosys Technologies ADR	2,870		266,250
Intel Corp	6,840		188,784
*Intuit Inc	2,210		85,262
*Moldflow Corp	15,020		164,018
*SanDisk Corp	5,400		117,126
*Symantec Corp	5,140		225,029
			2,532,598
Computer Networking (1.5%)
*Kroll Inc	5,250		193,620
			193,620
Computer Services (6.3%)
*Affiliated Computer Services	6,000		317,640
*CACI Intl	4,800		194,112
FactSet Research Systems	2,200		103,994
*United Online	12,000		211,320
			827,066
Consumer Products (0.5%)
*Lexar Media	10,000		66,800
			66,800
Diversified Electronic (8.9%)
*Aeroflex, Inc	19,930		285,597
*Applied Films Corp	4,960		143,939
*Benchmark Electronic	9,015		262,337
*Flextronics International	13,670		218,037
*Jabil Circuit	10,540		265,397
			1,175,307
Entertainment (4.2%)
*Champion Auto Racing	18,890		378
*Given Imaging Ltd	10,780		381,720
*Scientific Game Corp	9,000		172,260
			554,358
Financial (1.0%)
*Fiserv Inc	3,540		137,671
			137,671
Healthcare (7.0%)
Beckman Coulter	2,680		163,480
*Fisher Scientific Intl	2,500		144,375
*Steris Corp.	12,000		270,720
*United Surgical Partners	8,500		335,495
			914,070
Semiconductor (12.5%)
*Amkor Technology	8,090		66,176
*ASML Holding NV	10,040		171,784
*Broadcom Corp.	8,000		374,160
*LeCroy Corp	12,070		217,381
*Marvell Technology	6,980		186,366
*Microtune Inc	25,400		118,618
*Taiwan Semiconductor ADR	24,479		203,420
Texas Instruments	5,344		129,218
*United Microelectronics	39,344		169,573
			1,636,696
Software And Programming (3.1%)
*Per-Se Technologies	19,600		284,984
*Radware Ltd	7,110		121,225
			406,209
Specialty Finance (1.4%)
Fair Isaac	5,700		190,266
			190,266
Telecommunications (23.7%)
America Movil SA	4,500		163,665
*Avaya Inc	12,490		197,217
*Covad Communications Group Inc.	667		1,601
Harris Corp	6,900		350,175
*J2 Global Communications	8,200		227,960
Mobile TeleSystems OJSC	3,300		402,600
*Nextel Communications Inc	11,500		306,590
NTT DoCoMo	4,000		72,440
QUALCOMM Inc	2,850		207,993
*Trimble Navigation	5,595		155,485
Turkcell ADR	13,100		402,170
*UTStarcom Inc.	7,800		235,950
*Vimpel Communications ADR	4,000		385,800
			3,109,646

TOTAL COMMON STOCKS (COST: $9,675,434)			$12,636,087

REPURCHASE AGREEMENTS (2.3%)		Shares
Wells Fargo Repurchase Agreement(COST: $300,195)		300,195	$300,195

SHORT-TERM SECURITIES (1.9%)
Wells Fargo Cash Investment Money Market (COST: $250,440)		250,440	$250,440

TOTAL INVESTMENTS IN SECURITIES (COST: $10,226,069)			$13,186,722
OTHER ASSETS LESS LIABILITIES			(40,821)

NET ASSETS			$13,145,901

ADR – American Depository Receipt

*Non-income producing

The accompanying notes are an integral part of these financial statements.

Financial Statements  June 30, 2004

Statement of Assets and Liabilities  June 30, 2004 (Unaudited)

ASSETS
Investments in securities, at value (cost: $10,226,069)	$13,186,722
Cash	224
Accrued dividends receivable	1,534
Accrued interest receivable	512
Prepaid expenses	17,584
Receivable for fund shares sold	150

Total Assets	$13,206,726

LIABILITIES
Accrued expenses	$34,315
Payable for fund shares redeemed	26,510

Total Liabilities	$60,825

NET ASSETS	$13,145,901

Net assets are represented by:
Paid in capital	$53,845,519
Accumulated undistributed net investment income	(161,502)
Accumulated undistributed net realized gain (loss) on investments	(43,498,769)
Unrealized appreciation on investments	2,960,653
Total amount representing net assets applicable to
1,711,886 outstanding shares of no par common stock
(unlimited shares authorized)	$13,145,901

Net asset value per share	$7.68
Public Offering Price (based on sales charge of 5.75%)	$8.15

Statement of Operations  For the six months ended June 30, 2004 (Unaudited)

INVESTMENT INCOME
Interest	$2,019
Dividends	13,079
Total Investment Income	$15,098

EXPENSES
Investment advisory fees	$79,970
12b-1 fees	33,321
Transfer agent fees	16,660
Accounting service fees	15,332
Administrative service fees	13,329
Custodian fees	4,973
Professional fees	1,001
Trustees fees	976
Transfer agent out-of-pockets	1,392
Reports to shareholders	4,722
Insurance expense	1,973
License, fees, and registrations	10,334
Bisys service fees	12,559
Foreign tax expense	155
Legal fees	583
Audit fees	2,236
Total Expenses	$199,516
Less expenses waived or absorbed by the Fund’s manager	(22,916)
Total Net Expenses	$176,600

NET INVESTMENT INCOME (LOSS)	$(161,502)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from:
Investment transactions	$287,905
Net change in unrealized appreciation (depreciation) of:
Investments	476,948
Net Realized and Unrealized Gain (Loss) on Investments	$764,853
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$603,351

The accompanying notes are an integral part of these financial statements.

Financial Statements  June 30, 2004

Statement of Changes in Net Assets
For the six months ended June 30, 2004, and the period April 1, 2003, thru December 31, 2003

	For The Six Months Ended June 30, 2004 (Unaudited)	For The Period April 1, 2003 Thru December 31, 2003
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(161,502)	$(422,620)
Net realized gain (loss) on investment transactions	287,905	314,348
Net change in unrealized appreciation (depreciation) on investments	476,948	5,192,327
Net Increase (Decrease) in Net Assets Resulting From Operations	$603,351	$5,084,055

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income	$0	$0
Distributions from net realized gain on investment transactions	0	0
Total Dividends and Distributions	$0	$0

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	$212,860	$191,283
Proceeds from reinvested dividends	0	0
Cost of shares redeemed	(1,126,396)	(1,266,663)
Net Increase (Decrease) in Net Assets Resulting From Capital Share Transactions	$(913,536)	$(1,075,380)

TOTAL INCREASE (DECREASE) IN NET ASSETS	$(310,185)	$4,008,675

NET ASSETS, BEGINNING OF PERIOD	13,456,086	9,447,411
NET ASSETS, END OF PERIOD	$13,145,901	$13,456,086
Undistributed Net Investment Income (Loss)	$0	$0

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements  June 30, 2004 (Unaudited)

Note 1.  ORGANIZATION

The Integrity Technology Fund (the “Fund”) is an investment portfolio of The Integrity Funds (the “Trust”) registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company.  The Trust may offer multiple portfolios; currently eight portfolios are offered.  On September 19, 2003,the Integrity Technology Fund became a series of The Integrity Funds Trust.  Prior to this the Fund was a part of the Willamette Funds Group.  The Willamette Funds were organized as a Delaware statutory trust on January 17, 2001 and were registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  Each of the Funds is also the successor to a fund of the same name that was a series of another registered investment company, The Coventry Group. On March 16, 2001, the shareholders of each of the predecessor funds approved their reorganization into The Willamette Funds, effective April 1, 2001.  The Willamette Funds offered four managed investment portfolios and were authorized to issue an unlimited number of shares.  The accompanying financial statements and financial highlights are those of the Integrity Technology Fund.  The Fund seeks long-term growth of capital appreciation.

Shares of the Fund are offered at net asset value plus a maximum sales charge of 5.75% and a distribution fee of up to 0.50% on an annual basis.

Note 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investment security valuation – Assets for which market quotations are available are valued as follows: (a) each listed security is valued at its closing price obtained from the respective primary exchange on which the security is listed, or, if there were no sales on that day, at its last reported current bid price; (b) each unlisted security is valued at the last current bid price obtained from the National Association of Securities Dealers Automated Quotation System.  All of these prices are obtained by the Administrator from services, which collect and disseminate such market prices. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.  In the absence of an ascertainable market value, assets are valued at their fair value as determined by the Adviser using methods and procedures reviewed and approved by the Trustees.

Redemption fees – In the case of investments of $1 million or more, a 1.00% redemption fee will be assessed on shares redeemed within 12 months of purchase (excluding shares purchased with reinvested dividends and/or distributions).

 Federal and state income taxes – It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code (the “Code”) and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

The tax character of distributions paid was as follows:

	June 30, 2004	December 31, 2003
Tax-exempt income	$0	$0
Ordinary Income	0	0
Long-term Capital Gains	0	0
Total	$0	$0

During the six months ended June 30, 2004, there were no distributions paid

As of December 31, 2003, the components of accumulated earnings/(deficit) on a tax basis was as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/(Depreciation)	Total Accumulated Earnings/(Deficit)
$ 0	$ 0	$ 0	$ (43,782,821)	$ 2,479,852	$ (41,302,969)

As of December 31, 2003, the Fund had net capital loss carryforwards, which are available to offset future realized capital gains.  The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to: tax deferral of losses on wash sales.

Year	Unexpired Capital Losses
2008	11,939,222
2009	24,860,489
2010	6,063,295
2011	919,815

For year ended December 31, 2003, the fund did not make any permanent reclassifications to reflect tax character.  Reclassifications to paid-in capital relate primarily to expiring capital loss carryforwards.

Net capital losses incurred after October 31, and within the tax year are deemed to arise on the first business day of the Funds’ next taxable year.  For the year ended December 31, 2003, the Fund deferred to January 1, 2004 post October capital losses, post October currency losses and post October passive foreign investment company losses of $0.

Distributions to shareholders – Dividends from net investment income, declared yearly and paid yearly, are reinvested in additional shares of the Fund at net asset value or paid in cash.  Capital gains, when available, are distributed along with the net investment income dividend at the end of the calendar year.

Other – Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date for financial reporting purposes. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with accounting principles generally accepted in the United States of America.  These differences are primarily due to differing treatment for market discount, capital loss carryforwards and losses due to wash sales and futures transactions.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital.  Temporary book and tax basis differences will reverse in a subsequent period.

In 2003, the Fund elected to change its financial and tax year to December 31 from March 31.

Futures contracts – The Fund may purchase and sell financial futures contracts to hedge against changes in the values of equity securities the Fund owns or expects to purchase.

A futures contract is an agreement between two parties to buy or sell units of a particular index at a set price on a future date.  Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum “initial margin” requirement of the futures exchange on which the contract is traded.  Subsequent payments (“variation margin”) are made or received by the Fund, dependent on the fluctuations in the value of the underlying index.  Daily fluctuations in value are recorded for financial reporting purposes as unrealized gains or losses by the fund.  When entering into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contracts sold and the futures contracts to buy.  Unrealized appreciation (depreciation) related to open futures contracts is required to be treated as realized gain (loss) for federal income tax purposes.

Certain risks may arise upon entering into futures contracts.  These risks may include changes in the value of the futures contracts that may not directly correlate with changes in the value of the underlying securities.

Use of estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Reclassifications – Certain prior year amounts have been reclassified to conform to the current year presentation.

Note 3.  CAPITAL SHARE TRANSACTIONS

As of June 30, 2004, there were unlimited shares of no par authorized; 1,711,886 and 1,833,735 shares were outstanding at June 30, 2004, and December 31, 2003, respectively.

Transactions in capital shares were as follows:

	Shares
	For The Six Months Ended June 30, 2004 (Unaudited)	For The Period From April 1, 2003 Thru December 31, 2003
Shares sold	27,914	29,097
Shares issued on reinvestment of dividends	0	0
Shares redeemed	(149,763)	(202,612)
Net increase (decrease)	(121,849)	(173,515)

Note 4.  ACQUISITION OF FUND

The Willamette Funds held a special meeting of shareholders of the Value Fund, Small Cap Growth Fund, Global Health Sciences Fund and Technology Fund (the “Funds”), at [the office of the Trust, 3435 Stelzer Road, Columbus, Ohio 43219], on August 29, 2003, at 11:00 a.m., Eastern Time, as adjourned from time to time (the “Meeting”), for the purposes listed:  to approve a new investment advisory agreement with Integrity Money Management, Inc.; and to consider and act upon any other business as may properly come before the Meeting. After careful consideration, the Trustees of the Willamette Funds unanimously approved each of the proposals and recommended that shareholders vote “FOR” the proposals.  The Willamette Funds Board of Trustees fixed the close of business on June 20, 2003, as the record date for determining shareholders entitled to notice of and to vote at the Meeting.  Each share of a Fund was entitled to one vote for each dollar invested with respect to each proposal.  The Investment Advisory Agreement of the Value Fund, Small Cap Growth Fund, Technology Fund and Global Health Sciences Fund were approved by the shareholders on August 29, 2003.  The reorganization was accomplished by a tax-free exchange of 1,881,281 shares of Integrity Technology Fund for the 1,881,281 shares of Willamette Technology Fund on September 19, 2003.  Willamette Technology Funds net assets of $13,230,730 on September 19, 2003, including $2,222,780 of unrealized appreciation, were reorganized into the Integrity Technology Fund.

Note 5.  INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Integrity Money Management, Inc., the Fund’s investment adviser; Integrity Funds Distributor, Inc., the Fund’s underwriter; and Integrity Fund Services, Inc., the Fund’s transfer, accounting, and administrative services agent; are subsidiaries of Integrity Mutual Funds, Inc., the Fund’s sponsor.

The Fund has engaged Integrity Money Management, Inc. to provide investment advisory and management services to the Fund.  The Investment Advisory Agreement provides for fees to be computed at an annual rate of 1.20% of the Fund’s average daily net assets.  The Fund has recognized $57,054 of investment advisory fees after a partial waiver for the six months ended June 30, 2004.  The Fund has a payable to Integrity Money Management, Inc. of $9,159 at June 30, 2004, for investment advisory fees.  Certain officers and trustees of the Fund are also officers and trustees of the investment adviser.

The Investment Advisor has contractually agreed to waive its management fee and to reimburse expenses, other than extraordinary or non-recurring expenses until March 31, 2006, so that the Net Annual Operating Expenses of the Integrity Technology Fund do not exceed 2.65%.  After such a date, the expense limitation may be terminated or revised.  Amounts waived or reimbursed in a particular fiscal year may be recouped by the Investment Advisor within three years of the waiver or reimbursement to the extent that recoupment will not cause operating expenses to exceed any expense limitation in place at that time.  An expense limitation lowers expense ratios and increases returns to investors.

Integrity Funds Distributor, Inc. serves as the principal underwriter for the Fund.  The Fund has adopted a distribution plan for each class of shares as allowed by Rule 12b-1 of the 1940 Act.  Distribution plans permit the Fund to reimburse its principal underwriter for costs related to selling shares of the Fund and for various other services.  These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Fund, are paid by shareholders through expenses called “Distribution Plan expenses.”  The Fund presently pays an annual distribution fee of up to 0.50% of the average daily net assets of the class.  Distribution Plan expenses are calculated daily and paid monthly.  The Fund has recognized $33,321 of distribution fees for the six months ended June 30, 2004.  The Fund has a payable to Integrity Funds Distributor, Inc. of $5,700 at June 30, 2004.

Integrity Fund Services, Inc. (the transfer agent) provides shareholder services for a fee of 0.25% of average net assets with a minimum of $2,000 per month plus reimbursement of out-of-pocket expenses.  An additional fee with a minimum of $500 per month will be charged for each additional share class.  The Fund has recognized $16,660 of transfer agency fees for the six months ended June 30, 2004.  The Fund has a payable to Integrity Fund Services, Inc. of $2,850 at June 30, 2004, for transfer agency fees.  Integrity Fund Services, Inc. also acts as the Fund’s accounting services agent for a fee equal to the sum of a fixed fee of $2,000, and a variable fee equal to 0.05% of the Fund’s average daily net assets on an annual basis for the Fund’s first $50 million and at a lower rate on the average daily net assets in excess of $50 million, together with reimbursement of out-of-pocket expenses.  An additional accounting services fee of $500 per month will be charged by Integrity Fund Services, Inc. for each additional share class.  The Fund has recognized $15,332 of accounting service fees for six months ended June 30, 2004.  The Fund has a payable to Integrity Fund Services, Inc. of $2,703 at June 30, 2004, for accounting service fees.  Integrity Fund Services, Inc. also acts as the Fund’s administrative services agent for a fee equal to the rate of 0.20% of average daily net assets with a minimum of $2,000 per month plus out-of-pocket expenses.  The Fund will pay an additional minimum fee of $500 per month for each additional share class.  The Fund has recognized $13,329 of administrative service fees for the six months ended June 30, 2004.  The Fund has a payable to Integrity Fund Services, Inc. of $2,280 at June 30, 2004, for administrative service fees.

Note 6.  INVESTMENT SECURITY TRANSACTIONS

The cost of purchases and proceeds from the sale of investment securities (excluding short-term securities) aggregated $925,155 and $1,689,375, respectively, for the six months ended June 30, 2004.

Note 7.  INVESTMENT IN SECURITIES

At June 30, 2004, the aggregate cost of securities for federal income tax purposes was substantially the same for financial reporting purposes at $10,226,069. The net unrealized appreciation of investments based on the cost was $2,960,653, which is comprised of $3,808,871 aggregate gross unrealized appreciation and $848,218 aggregate gross unrealized depreciation.

Note 8.  INVESTMENT RISKS

Risks of Technology Related Companies – Because the Integrity Technology Fund invests primarily in stocks of technology-related companies, it is particularly susceptible to risks associated with these companies.  The Technology Fund’s performance will depend on the performance of securities of issuers in technology-related industries, which may differ from general stock market performance.  The products and services of technology-related companies may become rapidly obsolete due to technological advances, competing technologies or price competition.  In addition, government regulation may have a material effect on the demand for products and services of these companies, and new or amended regulations can adversely affect these companies or the market value of their securities.  Finally, lawsuits or legal proceedings against these companies can adversely affect the value of their securities.

Financial Highlights  June 30, 2004

Selected per share data and ratios for the period indicated

	For The Six Months Ended June 30, 2004 (Unaudited)	For The Period April 1, 2003 Thru December 31, 2003	For The Year Ended March 31, 2003	For The Year Ended March 31, 2002*	For The Year Ended March 31, 2001*	For The Period Since Inception (March 2, 2000) Thru March 31, 2000*
NET ASSET VALUE, BEGINNING OF PERIOD	$7.34	$4.71	$8.00	$10.22	$44.75	$50.00

Income from Investment Operations:
Net investment income (loss)	$(0.09)	$(0.23)	$(0.21)	$(0.22)	$(0.56)	$(0.05)
Net realized and unrealized gain (loss) on investment transactions	0.43	2.86	(3.08)	(2.00)	(33.95)	(5.20)
Total Income (Loss) From Investment Operations	$0.34	$2.63	$(3.29)	$(2.22)	$(34.51)	$(5.25)

Less Distributions:
Dividends from net investment income	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Distributions from net realized gains	0.00	0.00	0.00	0.00	(0.02)	0.00
Total Distributions	$0.00	$0.00	$0.00	$0.00	$(0.02)	$0.00

NET ASSET VALUE, END OF PERIOD	$7.68	$7.34	$4.71	$8.00	$10.22	$44.75

Total Returns	9.26%(A)(C)	55.84%(A)(D)	(41.13%)(A)	(21.72%)(A)	(77.19%)(A)	(10.50%)(A)(D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$13,146	$13,456	$9,447	$16,763	$12,671	$32,719
Ratio of net expenses (after expense assumption) to average net assets	2.65%(B)(C)	4.85%(B)(C)	4.12%(B)	3.26%(B)	2.84%(B)	2.77%(B)(C)
Ratio of net investment income to average net assets	(2.42%)(C)	(4.64%)(C)	(3.93%)	(3.01%)	(2.48%)	(1.51%)(C)
Portfolio turnover rate	7.21%	77.40%	116.42%	360.05%	199.34%	11.14%

* Adjusted for a 1:5 reverse split on April 13, 2001

(A)  Excludes maximum sales charges of 5.75%.

(B)  During the period since December 31, 2003, Integrity Mutual Funds, Inc. assumed/waived expenses of $22,916.  If the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets would have been 2.76%.  During the period April 1, 2003 thru December 31, 2003, Integrity Mutual Funds, Inc. and Willamette Asset Managers assumed/waived expenses of $44,352.  If the expenses had not been assumed/waived, the annualized ration of total expenses to average net assets would have been 5.34%.  During the periods prior to March 31, 2003, Willamette Asset Managers and The Coventry Group waived expenses of $54,037, $63,109, $0, and $5,633, respectively.  If the expenses had not been assumed/waived, the annualized ratios of total expenses to average net assets would have been 4.62%, 3.68%, 2.84%, and 2.97%, respectively.

(C)  Ratio is annualized.

(D)  Ratio is not annualized.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

Integrity Income Fund

Dear Shareholder:

Enclosed is the semi-annual report of the operations of the Integrity Income Fund (the "Fund") for the six months ended June 30, 2004.  The Fund's portfolio and related financial statements are presented within for your review.

The Integrity Income Fund class A was down 1.38% and class N was down 1.26% for the first six months of the year. This result tracked closely with the Lehman Brothers Govt./Credit Index, which was down 0.11% for the period.

The Fund benefited from its relatively short-duration portfolio in a time of rising rates. Many of the Fund’s positions have maturities ranging from 2005 to 2007, and are less exposed to moves in the 10-year Treasury Price than other similarly situated bond funds.

The 10-year Treasury price came under pressure through the first half of 2004. The “jobless recovery” was proved to be a myth (in-line with our expectations) and economic growth has persisted, albeit at moderating rates. This led to an increasing consensus that the Federal Reserve would raise interest rates at a moderate pace, which led to downward pressure on the price of bonds. As we outlined in our previous shareholder letter, this was not a surprise to our firm and we felt the Integrity Income Fund was well-positioned to withstand increases in this key rate.

With a number of recent neutral to negative economic indicators, including slowing employment growth and lower purchasing index numbers, there is a low probability of significant interest rate increases from the Federal Reserve. While we expect the Fed to raise rates several more times, in 25 basis point increments, to a rate somewhere between 2% to 3% on the overnight lending rate, this appears to have been largely priced in by the fixed income market as of June 30, 2004. Therefore, we are less bearish on the 10-year Treasury than we have been for some time, a perspective we will reflect in our holdings in the fund, although we will continue to focus on protecting your capital.

The Integrity Income Fund continues to focus on selecting undervalued, very high quality bonds in the intermediate maturity range. This strategy has left your Fund well positioned  in the current environment as yields on short term bonds continue to be low and increasing market risks raise concerns for bonds with longer-term maturities. I will continue to evaluate economic events in the upcoming months and make adjustments to the portfolio accordingly.

Sincerely

Richard Barone
Chief Executive Officer/Portfolio Manager
Ancora Advisors LLC, Subadvisor to Integrity Mutual Funds

The views expressed are those of Richard Barone and Ancora Advisors, LLC, Sub-Advisor to the Integrity Equity and Income Funds.   The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or any Integrity Mutual Fund.

Terms & Definitions  June 30, 2004 (Unaudited)

Appreciation
Increase in the value of an asset.

Average Annual Total Return
A standardized measurement of the return (yield and appreciation) earned by the fund on an annual basis.

Depreciation
Decrease in the value of an asset.

Load
A mutual fund whose shares are sold with a sales charge added to the net asset value.

Market Value
Actual price at which a fund trades in the market place.

Multiple Classes of Shares
Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are “classes” of shares.  Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals.  Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

Net Asset Value (NAV)
The value of all your fund’s assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

No-Load
A mutual fund whose shares are sold without a sales charge added to the net asset value.

Offering Price
The price at which a mutual fund’s share can be purchased.  The offering price per share is the current net asset value plus any sales charge.

Total Return
Measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in the fund’s portfolio for the period, assuming the reinvestment of all dividends.  It represents the aggregate percentage or dollar value change over the period.

June 30, 2004 (Unaudited)

Portfolio Quality Ratings

(based on Total Long-Term Investments)

AAA	43.2%
AA	3.0%
A	38.4%
BBB	15.4%

Quality ratings reflect the financial strength of the issuer.  They are assigned by independent rating services such as Moody’s Investors Services and Standard & Poor’s.

These percentages are subject to change.

KEY STATISTICS

A Shares		N Shares
12-31-2003 NAV (share value)	$14.16	12-31-2003 NAV (share value)	$14.16
06-30-2004 NAV	$13.75	06-30-2004 NAV	$13.75

Total Net Assets	$995,344
Number of Issues	26
Average Maturity	3.2 Years

June 30, 2004 (Unaudited)

Disclosure of Fund Expenses

EXAMPLE 1:

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $1,000 in the Fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of those periods.  The example also is based on the funds actual expenses of 1.74% (A shares), 1.50% (N shares) and rate of return for the period of (1.38%) (A shares), (1.26%) (N shares).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption		No Redemption
Share Class	A	N	A	N
YTD expenses	$59	$15	$59	$15

Account value of an initial investment of $1,000 on A shares as of the end of the period would be $944.

Account value of an initial investment of $1,000 on N shares as of the end of the period would be $987.

EXAMPLE 2:

This example assumes that you invest $1,000 in the Fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of those periods.  The example is based on the fund’s actual operating expenses of 1.74% (A shares), 1.50% (N shares) and also assumes that your investment has a 5% return.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption		No Redemption
Share Class	A	N	A	N
YTD expenses	$60	$15	$60	$15

Account value of an initial investment of $1,000 on A shares as of the end of the period would be $1,005.

Account value of an initial investment of $1,000 on N shares as of the end of the period would be $1,050.

June 30, 2004 (Unaudited)

Average Annual Total Returns

	For periods ending June 30, 2004
Integrity Income Fund				Since Inception
Class N Shares	1 year	5 year	10 year	(September 7, 1992)
No-Load	(1.03%)	5.35%	6.54%	5.46%

	For periods ending June 30, 2004
				Since Inception (September 7, 1992)
Lehman Brothers Intermediate Govt./Credit Index	1 year	5 year	10 year
	(0.06%)	6.75%	6.89%	6.56%

	For periods ending June 30, 2004
Integrity Income Fund				Since Inception
Class A Shares	1 year	5 year	10 year	(June 16, 2003)
Without Sales Charge	(1.29%)	N/A	N/A	(1.80%)
With Sales Charge (4.25%)	(5.50%)	N/A	N/A	(5.80%)

	For periods ending June 30, 2004
				Since Inception (June 16, 2003)
Lehman Brothers Intermediate Govt./Credit Index	1 year	5 year	10 year
	(0.06%)	N/A	N/A	(0.08%)

Performance data quoted above is historical.  Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.  You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 1-800-276-1262.

You should consider the fund's investment objectives, risks, and charges and expenses carefully before investing.  For this and other important information, please obtain a fund prospectus at no cost from your financial advisor and read it carefully before investing.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemption of Fund shares.

The Fund's performance prior to May 23, 2003, was achieved while the Fund was managed by another investment advisor, who used different investment strategies and techniques, which may produce different investment results than those achieved by the current investment advisor. Prior to May 23, 2003, the Canandaigua National Bank & Trust Company served as investment advisor to the Fund.

June 30, 2004 (Unaudited)

Comparative Index Graph (insert here)

Comparison of change in value of  a $10,000 investment in the Integrity Income Fund and the Lehman Brothers Intermediate Govt./Corp. Bond Index

Class N Shares				Class A Shares
	The Integrity Income Fund	Lehman Brothers Interm. Govt./Corp. Bond Index		The Integrity Income Fund w/o Sales Charge	The Integrity Income Fund w/Max Sales Charge	Lehman Brothers Interm. Govt./Corp. Bond Index

09/07/92	$10,000	$10,000	06/16/03	$10,000	$ 9,575	$10,000
1992	$10,060	$10,068	2003	$ 9,951	$ 9,529	$10,001
1993	$10,340	$10,952	6/30/04	$ 9,813	$ 9,397	$ 9,991
1994	$ 9,960	$10,740
1995	$12,160	$12,384
1996	$12,540	$12,887
1997	$13,530	$13,901
1998	$14,754	$15,070
1999	$14,502	$15,129
2000	$15,926	$16,657
2001	$17,318	$18,153
2002	$18,434	$19,935
2003	$18,988	$20,792
6/30/04	$18,842	$20,771

Putting Performance into Perspective

Returns are historical and are not a guarantee of future results.  The graph comparing your Fund’s performance to a benchmark index provides you with a general sense of how your Fund performed.  To put this information in context, it may be helpful to understand the special differences between the two.  Your Fund’s total return for the period shown appears with and without sales charges and includes Fund expenses and management fees.  A securities index measures the performance of a theoretical portfolio.  Unlike a fund, the index is unmanaged; there are no expenses that affect the results.  In addition, few investors could purchase all of the securities necessary to match the index.  And, if they could, they would incur transaction costs and other expenses.  All Fund and benchmark returns include reinvested dividends. The Fund’s share price, yields, and total returns will vary, so that shares, when redeemed, may be worth more or less than their original cost.

June 30, 2004 (Unaudited)

MANAGEMENT OF THE FUND

The Board of The Integrity Funds consists of four Trustees.  These same individuals, unless otherwise noted, also serve as directors or trustees for all of the funds in the Integrity family of funds, the six series of Integrity Managed Portfolios (formerly known as Ranson Managed Portfolios), and the six series of The Integrity Funds.  Three Trustees (75% of the total) have no affiliation or business connection with the Investment Adviser or any of its affiliates.  These are the “independent” Trustees.  The remaining three Trustees/Officers are “interested” by virtue of their affiliation with the Investment Adviser and its affiliates.

The Independent Trustees of the Fund, their term of office and length of time served, their principal occupation(s) during the past five years, the number of portfolios overseen in the Fund Complex by each Independent Trustee and other directorships, if any, held outside the Fund Complex, are shown below.

INDEPENDENT TRUSTEES

Name, Address and Age	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex *	Other Directorships Held Outside The Fund Complex
Lynn W. Aas 904 NW 27th Minot, ND 58703 83	Trustee	Since Sept. 2003	Retired; Attorney; Director, ND Tax-Free Fund, Inc. (since December 1994), Montana Tax-Free Fund, Inc. (since December 1994), South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004) Integrity Fund of Funds, Inc. (since August 1994), Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003); Trustee, Integrity Managed Portfolios (since January 1996) and The Integrity Funds (since September 2003); and Director, First Western Bank & Trust (until May 2002).	17	None
Orlin W. Backes 15 2nd Ave., SW – Ste. 305 Minot, ND 58701 69	Trustee	Since May 2003	Attorney, McGee, Hankla, Backes & Dobrovolny, P.C.; Director, ND Tax-Free Fund, Inc. (since April 1995), Montana Tax-Free Fund, Inc. (since April 1995), South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004), Integrity Fund of Funds, Inc. (since April 1995), Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003); Trustee, Integrity Managed Portfolios (since January 1996) and The Integrity Funds (since May 2003); and Director, First Western Bank & Trust.	17	Director, First Western Bank & Trust
R. James Maxson Town & Country Center 1015 S. Broadway Suite 15 Minot, ND 58701 56	Trustee	Since May 2003	Attorney, Maxson Law Office (since November 2002), Attorney, McGee, Hankla, Backes & Dobrovolny, P.C. (April 2000 to November 2002); Attorney, Farhart, Lian and Maxson, P.C. (March 1976 to March 2000); Director, ND Tax-Free Fund, Inc. (since January 1999), Montana Tax-Free Fund, Inc. (since January 1999), South Dakota Tax-Free Fund, Inc. ( January 1999 to June 2004), Integrity Fund of Funds, Inc. (since January 1999), Integrity Small-Cap Fund of Funds, Inc. (January 1999 to June 2003); and Trustee, Integrity Managed Portfolios (since January 1999) and The Integrity Funds (since May 2003).	17	None

__________________________

*The Fund Complex consists of the three funds in the Integrity family of funds, the six series of Integrity Managed Portfolios, and the eight series of The Integrity Funds.

Trustees (Directors for Corporate Funds) and officers of the Fund serve until their resignation, removal or retirement.

The Statement of Additional Information contains more information about the Fund’s Trustees and is available without charge upon request, by calling Integrity Funds Distributor, Inc. at 1(800) 601-5593

The Interested Directors and executive officers of the Fund, their term of office and length of time served, their principal occupation(s) during the past five years, the number of portfolios overseen in the Fund Complex by each Interested Trustee and other directorships, if any, held outside the Fund Complex, are shown below.

INTERESTED TRUSTEES AND EXECUTIVE OFFICERS

Name, Address and Age	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex *	Other Directorships Held Outside The Fund Complex
**Peter A. Quist 1 Main Street North Minot, ND 58703 70	Vice President and Secretary	Since May 2003

Attorney; Director and Vice President, Integrity Mutual Funds, Inc.; Director, Vice President and Secretary, Integrity Money Management, Inc. (formerly known as ND Money Management, Inc.,), ND Capital, Inc., Integrity Fund Services, Inc., (formerly known as ND Resources, Inc.), ND Tax-Free Fund, Inc., ND Insured Income Fund, Inc. (November 1990 to August 1999), Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004), Integrity Fund of Funds, Inc., Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003), Integrity Funds Distributor, Inc., (formerly known as Ranson Capital Corporation) (since January 1996); and Director, ARM Securities Corporation (since May 2000).

				3	None
**Robert E. Walstad 1 Main Street North Minot, ND 58703 59	Trustee, Chairman, President	Since May 2003

Director (since September 1987), President (September 1987 to October 2001 and September 2002 to May 2003), Integrity Mutual Funds, Inc.; Director, President and Treasurer, Integrity Money Management, Inc., ND Capital, Inc., Integrity Fund Services, Inc., ND Tax-Free Fund, Inc., ND Insured Income Fund, Inc. (November 1990 to August 1999), Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004), Integrity Fund of Funds, Inc. and Integrity Small-Cap Fund of Funds Inc.; (September 1998 to June 2003), Trustee, Chairman, President, and Treasurer, Integrity Managed Portfolios; Director, President, CEO, and Treasurer, Integrity Funds Distributor, Inc. (January 1996 to August 2003); Director (October 1999 to June 2003), President (October 1999 - October 2001), Magic Internet Services, Inc.; Director (since May 2000), President (May 2000 to October 2001- Sept 2002 to present), ARM Securities Corporation; Director, CEO, Chairman, Capital Financial Services, Inc. (since January 2002).

				17	Director, Capital Financial Services, Inc.
**Brent M. Wheeler 1 Main Street North Minot, ND 58703 33	Treasurer	Since May 2004

Fund Accountant (May 1994 to December 1997) Sr. Fund Accountant (December 1997 to June 1998) Fund Accounting Manager (Since June 1998), Integrity Mutual Funds, Inc.; Treasurer (Since May 2004), Integrity Funds, Integrity Managed Portfolios, Integrity Mutual Funds.

Minot State University Alumni Association

* The Fund Complex consists of the three funds in the Integrity family of funds, the six series of Integrity Managed Portfolios, and the eight series of The Integrity Funds.

** Trustees who are “interested persons” of the Funds as defined in the Investment Company Act of 1940.  Messrs. Quist, Walstad and Wheeler are interested persons by virtue of being officers and trustees of the Fund’s Investment Adviser and Principal Underwriter.

Trustees (Directors for Corporate Funds) and officers of the Fund serve until their resignation, removal or retirement.

The Statement of Additional Information contains more information about the Fund’s Trustees and is available without charge upon request, by calling Integrity Funds Distributor, Inc. at 1(800) 601-5593

June 30, 2004 (Unaudited)

Trustees information

INDEPENDENT TRUSTEES

[PHOTO]	[PHOTO]	[PHOTO]
Lynn W. Aas	Orlin W. Backes	R. James Maxson

INTERESTED TRUSTEES AND OFFICERS

[PHOTO]	[PHOTO]	[PHOTO]
Peter A. Quist Vice-President	Robert E. Walstad President	Brent M. Wheeler Treasurer

Schedule of Investments  June 30, 2004 (Unaudited)

Name of Issuer Percentages represent the market value of each investment category to total net assets	Coupon Rate	Maturity	Principal Amount	Market Value

INVESTMENT SECURITIES:
U.S. GOVERNMENT NOTES (27.8%)
U.S. Treasury Note	6.125%	08/15/07	$35,000	$37,971
U.S. Treasury Note	5.500	02/15/08	40,000	42,833
U.S. Treasury Note	5.625	05/15/08	50,000	53,820
U.S. Treasury Note	4.750	11/15/08	30,000	31,331
U.S. Treasury Note	5.875	11/15/05	50,000	52,365
U.S. Treasury Note	5.625	02/15/06	25,000	26,249
U.S. Treasury Note	7.000	07/15/06	30,000	32,504
TOTAL U.S. GOVERNMENT NOTES (COST: $259,936)				$277,073

CORPORATE BONDS (42.4%)

Consumer Goods (8.3%)
Multimedia
Walt Disney Company	5.800	10/27/08	25,000	$26,152
				26,152
Paper
International Paper Company	7.625	08/01/04	25,000	25,100
				25,100
Photography
Eastman Kodak	7.250	06/15/05	30,000	31,026
				31,026
Finance (24.7%)
Banking
Citicorp	6.750	08/15/05	30,000	31,386
Morgan JP & Co. Inc. Series A	6.000	01/15/09	25,000	26,520
				57,906
Financial Services
CIT Group, Inc.	3.250	02/15/05	25,000	25,111
CIT Group, Inc.	4.150	02/15/07	25,000	25,137
General Electric Cap Corp	2.850	01/30/06	25,000	25,034
John Deere Capital Corp	6.000	02/15/09	25,000	26,720
Lehman Brothers Holdings, Inc.	8.500	08/01/15	45,000	54,668
Merrill Lynch & Company, Inc.	6.250	10/15/08	30,000	32,153
				188,823
Services (9.3%)
Industrial
General Motors Corporation	6.250	05/01/05	25,000	25,437
IBM	5.375	02/01/09	25,000	26,135
				51,572
Telecommunications
AT&T Capital Corp	6.600	05/15/05	20,000	20,526
Pacific Bell	6.250	03/01/05	20,000	20,535
				41,061
TOTAL CORPORATE BONDS (COST: $404,588)				$421,640

Corporate Bond Equivalent (2.6%)
Household Capital Trust	10.000	06/30/30	1,000	26,350
TOTAL CORPORATE EQUIVALENT COST: ($27,217)				$26,350
MUTUAL FUNDS (9.0%)
Montgomery SRT Income			2,000	35,220
Pacific American			1,700	23,681
Putnam Premier Income Trust			5,000	30,350
TOTAL MUTUAL FUNDS (COST: $94,850)				$89,251
TOTAL INVESTMENTS IN SECURITIES (COST: $786,591)				$814,314
OTHER ASSETS LESS LIABILITIES				181,030
NET ASSETS				$995,344

The accompanying notes are an integral part of these financial statements.

Financial Statements  June 30, 2004 (Unaudited)
Statement of Assets and Liabilities  June 30, 2004

ASSETS
Investments in securities, at value (cost: $786,591)	$814,314
Cash	168,613
Accrued dividends receivable	820
Accrued interest receivable	11,961
Receivable due from manager	8,427
Prepaid expenses	5,970

Total Assets	$1,010,105

LIABILITIES
Dividends payable	$3,050
Accrued expenses	11,711

Total Liabilities	$14,761

NET ASSETS	$995,344

Net assets are represented by:
Capital stock outstanding	$988,543
Accumulated undistributed net realized gain (loss) on investments	(20,922)
Unrealized appreciation on investments	27,723
Total amount representing net assets applicable to
72,380 outstanding shares of no par common stock (unlimited
shares authorized)	$995,344

Net Assets Consist of:
Class A	$159,486
Class N	$835,858
Total Net Assets	$995,344

Shares Outstanding:
Class A	11,600
Class N	60,780

Net Asset Value per share:
Class A	$13.75
Class A – offering price (based on sales charge of 4.25%)	$14.36
Class N	$13.75

Statement of Operations For the six months  ended June 30, 2004 (Unaudited)

INVESTMENT INCOME
Interest	$20,867
Dividends	3,867
Total Investment Income	$24,734

EXPENSES
Investment advisory fees	$5,058
12b-1 fees	181
Administrative service fees	15,000
Transfer agent fees	14,975
Accounting service fees	15,257
Registration and Filing Fees	4,533
Custodian fees	136
Professional fees	105
Trustees fees	768
Reports to shareholders	313
Insurance expense	250
Legal Fees	233
Audit Fees	2,325
Total Expenses	$59,134
Less expenses waived or absorbed by the Fund’s manager	(51,261)
Total Net Expenses	$7,873

NET INVESTMENT INCOME(LOSS)	$16,861

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from:
Investment transactions	$(898)
Net change in unrealized appreciation (depreciation) of:
Investments	(29,252)
Net Realized and Unrealized Gain (Loss) on Investments	$(30,150)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(13,289)

The accompanying notes are an integral part of these financial statements.

Financial Statements  June 30, 2004 (Unaudited)

Statement of Changes in Net Assets
For the six months ended June 30, 2004, and the year ended December 31, 2003

	For the Six Months Ended June 30, 2004 (Unaudited)	For The Year Ended December 31, 2003
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$16,861	$40,755
Net realized gain (loss) on investment transactions	(898)	1,017
Net change in unrealized appreciation (depreciation) on investments	(29,252)	(9,095)
Net Increase (Decrease) in Net Assets Resulting From Operations	$(13,289)	$32,677

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income:
Class A ($.22 and $.24, respectively)	$(2,228)	$(327)
Class N ($.23 and $.51, respectively)	(14,633)	(40,428)
Distributions from net realized gain on investment transactions:
Class A	0	0
Class N	0	0
Total Dividends and Distributions	$(16,861)	$(40,755)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares:
Class A	$73,315	$91,000
Class N	12,311	125,605
Proceeds from reinvested dividends:
Class A	20	13
Class N	15,705	36,730
Cost of shares redeemed:
Class A	0	0
Class N	(81,672)	(403,962)
Net Increase (Decrease) in Net Assets Resulting From Capital Share Transactions	$19,679	$(150,614)

TOTAL INCREASE (DECREASE) IN NET ASSETS	$(10,471)	$(158,692)
NET ASSETS, BEGINNING OF PERIOD	1,005,815	1,164,507
NET ASSETS, END OF PERIOD	$995,344	$1,005,815
Undistributed Net Investment Income (Loss)	$0	$0

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements  June 30, 2004 (Unaudited)

Note 1.  ORGANIZATION

The Integrity Income Fund (the “Fund”) is an investment portfolio of The Integrity Funds (the “Trust’) registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company.  The Fund seeks to earn a high level of current income while permitting investors a degree of safety in principal. From its inception September 7, 1992 until February 9, 1998, The Integrity Funds were organized by the investment adviser as a Collective Investment Trust under New York Law and the regulations of the U.S. Comptroller of the Currency, participation in which was limited to qualified individual accounts such as IRAs and retirement and pension trusts.  On February 9, 1998, the Collective Investment Trust reorganized as a Delaware business trust.  In connection with this reorganization, the name of the trust was changed from “Canandaigua National Collective Investment Fund for Qualified Trusts” to “The Canandaigua Funds.”  On March 3, 2003, the trust was renamed “The Integrity Funds”.

All shares existing prior to June 16, 2003, the commencement date of Class A shares, were classified as Class N shares.  Class N shares are sold without a sales charge. Class A shares are sold with an initial sales charge of 4.25% and a distribution fee of up to 0.25% on an annual basis.  The two classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses, and have exclusive voting rights with respect to any matter on which a separate vote of any class is required.

Note 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investment security valuation – Assets for which market quotations are available are valued as follows: (a) each listed security is valued at its closing price obtained from the respective primary exchange on which the security is listed, or, if there were no sales on that day, at its last reported current bid price; (b) each unlisted security is valued at the last current bid price obtained from the National Association of Securities Dealers Automated Quotation System. All of these prices are obtained by the Administrator from services, which collect and disseminate such market prices. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.  In the absence of an ascertainable market value, assets are valued at their fair value as determined by the Adviser using methods and procedures reviewed and approved by the Trustees.

Federal and state income taxes – It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code (the “Code”) and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

The tax character of distributions paid was as follows:

	June 30, 2004	December 31, 2003
Tax-exempt income	$0	$0
Ordinary Income	16,861	40,755
Long-term Capital Gains	0	0
Total	$16,861	$40,755

As of December 31, 2003 the components of accumulated earnings/(deficit) on a tax basis was as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/(Depreciation)	Total Accumulated Earnings/(Deficit)
$ 0	$ 0	$ 0	$ (20,023)	$ 56,975	$ 36,952

As of December 31, 2003, the Fund had net capital loss carryforwards, which are available to offset future realized.  The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to: tax deferral of losses on wash sales.

Year	Unexpired Capital Losses
2008	1,213
2009	0
2010	18,665
2011	0

For the ended December 31, 2003, the Fund did not make any permanent reclassifications to reflect tax character.  Reclassifications to paid-in capital relate primarily to expiring capital loss carryforwards.

Net capital losses incurred after October 31, and within the tax year are deemed to arise on the first business day of the Funds’ next taxable year.  For the year ended December 31, 2003, the Fund deferred to January 1, 2004, post October capital losses, post October currency losses and post October passive foreign investment company losses of $145.

Multiple class allocations - The Fund simultaneously uses the settled shares method to allocate income and fund wide expenses and uses the relative net assets method to allocate gains and losses.  Class-specific expenses, distribution fees, and any other items that are specifically attributable to a particular class are charged directly to such class.  For the year ended December 31, 2003, distribution fees were the only class-specific expenses.

Distributions to shareholders - Dividends from net investment income, declared daily and payable monthly, are reinvested in additional shares of the Fund at net asset value or paid in cash.  Capital gains, when available, are distributed along with the last income dividend of the calendar year.  Net investment income, other than distribution fees, are allocated daily to each class of shares based upon the settled shares of each class.

Premiums and discounts - Premiums and discounts on debt securities are amortized for financial reporting purposes.

Other - Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with accounting principles generally accepted in the United States of America.  These differences are primarily due to differing treatment for market discount, capital loss carryforwards and losses due to wash sales and futures transactions.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital.  Temporary book and tax basis differences will reverse in a subsequent period.

Futures contracts - The Fund may purchase and sell financial futures contracts to hedge against changes in the values of tax-exempt municipal securities the Fund owns or expects to purchase.

A futures contract is an agreement between two parties to buy or sell units of a particular index or a certain amount of U.S. Government or municipal securities at a set price on a future date.  Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum “initial margin” requirement of the futures exchange on which the contract is traded.  Subsequent payments (“variation margin”) are made or received by the Fund, dependent on the fluctuations in the value of the underlying index.  Daily fluctuations in value are recorded for financial reporting purposes as unrealized gains or losses by the Fund.  When entering into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contracts sold and the futures contracts to buy.  Unrealized appreciation (depreciation) related to open futures contracts is required to be treated as realized gain (loss) for Federal income tax purposes.

Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Schedule of Investments.  The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.

Certain risks may arise upon entering into futures contracts.  These risks may include changes in the value of the futures contracts that may not directly correlate with changes in the value of the underlying securities.

Use of estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Reclassifications – Certain prior year amounts have been reclassified to conform to the current year presentation.

Note 3.  CAPITAL SHARE TRANSACTIONS

As of June 30, 2004, there were unlimited shares of no par authorized; 72,380 and 71,015 shares were outstanding at June 30, 2004, and December 31, 2003, respectively.

Transactions in capital shares were as follows:

Class A Shares			Class N Shares
	For the Six Months Ended June 30, 2004 (Unaudited)	For The Period Since Inception (June 16, 2003) thru December 31, 2003	For The Six Months Ended June 30, 2004 (Unaudited)	For The Year Ended December 31, 2003
Shares sold	5,161	6,435	875	8,801
Shares issued on reinvestment of dividends	1	1	1,114	2,581
Shares redeemed	0	0	(5,786)	(28,471)
Net increase (decrease)	5,162	6,436	(3,797)	(17,089)

Note 4. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Integrity Money Management, Inc., the Fund’s investment adviser; Integrity Funds Distributor, Inc., the Fund’s underwriter; and Integrity Fund Services, Inc., the Fund’s transfer, accounting, and administrative services agent; are subsidiaries of Integrity Mutual Funds, Inc., the Fund’s sponsor.

The Fund has engaged Integrity Money Management, Inc. to provide investment advisory and management services to the Fund.  The Investment Advisory Agreement provides for fees to be computed at an annual rate of 1.00% of the Fund’s average daily net assets.  The Fund has waived all advisory fees for the six months ended June 30, 2004.  Certain officers and trustees of the Fund are also officers and trustees of the investment adviser.

The Investment Adviser has contractually agreed to waive its management fee and to reimburse expenses, other than extraordinary or non-recurring expenses, so that the Net Annual Operating Expenses of the Integrity Income Fund’s Class A shares do not exceed 1.75% and Class N shares do not exceed 1.50% for the current fiscal year.  Thereafter, the expense limitation may be terminated or revised.  Amounts waived or reimbursed may be recouped by the Investment Adviser within three years of the waiver or reimbursement to the extent that recoupment will not cause operating expenses to exceed any expense limitation in place at that time. An expense limitation lowers expense ratios and increases returns to investors.

Integrity Funds Distributor, Inc. serves as the principal underwriter for the Fund.  The Fund has adopted a distribution plan for each class of shares as allowed by Rule 12b-1 of the 1940 Act.  Distribution plans permit the Fund to reimburse its principal underwriter for costs related to selling shares of the Fund and for various other services.  These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Fund, are paid by shareholders through expenses called “Distribution Plan expenses.”  Class N does not pay an annual distribution fee.  Class A presently pays an annual distribution fee of up to 0.25% of the average daily net assets of the class.  Distribution Plan expenses are calculated daily and paid monthly.  The Fund has recognized $181 of distribution fees for the six months ended June 30, 2004.  The Fund has a payable to Integrity Funds Distributor, Inc. of $35 at June 30, 2004, for distribution fees.

Integrity Fund Services, Inc. provides shareholder services for a monthly fee of 0.25% of average net assets with a minimum of $2,000 per month plus reimbursement of out-of-pocket expenses.  An additional fee with a minimum of $500 per month will be charged for each additional share class.  The Fund has recognized $14,975 of transfer agency fees after a partial waiver for the six months ended June 30, 2004.  The Fund has a payable to Integrity Fund Services, Inc. of $2,667 at, June 30, 2004 for transfer agency fees.  Integrity Fund Services, Inc. also acts as the Fund’s accounting services agent for a monthly fee equal to the sum of a fixed fee of $2,000, and a variable fee equal to 0.05% of the Fund’s average daily net assets on an annual basis for the Fund’s first $50 million and at a lower rate on the average daily net assets in excess of $50 million, together with reimbursement of out-of-pocket expenses.  An additional accounting services fee of $500 per month will be charged by Integrity Fund Services, Inc. for each additional share class.  The Fund has recognized $15,257 of accounting service fees after partial waiver for the six months ended June 30, 2004.  The Fund has a payable to Integrity Fund Services, Inc. of $2,711 at June 30, 2004, for accounting service fees.  Integrity Fund Services, Inc. also acts as the Fund’s administrative service agent for a monthly fee equal to the rate of 0.20% of average daily net assets with a minimum of $2,000 per month plus out-of-pocket expenses.  The Fund will pay an additional minimum fee of $500 per month for each additional share class.  The Fund has recognized $15,000 of administrative service fees for the six months ended June 30, 2004.  The Fund has a payable to Integrity Fund Services, Inc. of $2,667 at June 30, 2004, for administrative service fees.

Note 5.  INVESTMENT SECURITY TRANSACTIONS

The cost of purchases and proceeds from the sale of investment securities (excluding short-term securities) aggregated $165,632 and $236,730, respectively, for the six months ended June 30, 2004.

Note 6.  INVESTMENT IN SECURITIES

At June 30, 2004, the aggregate cost of securities for federal income tax purposes was substantially the same for financial reporting purposes at $786,591. The net unrealized appreciation of investments based on the cost was $27,723, which is comprised of $34,276 aggregate gross unrealized appreciation and $6,553 aggregate gross unrealized depreciation.

Financial Highlights

Selected per share data and ratios for the period indicated

Class A Shares

	For The Six Months Ended June 30, 2004 (Unaudited)	For the Period Since Inception (June 16, 2003) thru December 31, 2003
NET ASSET VALUE, BEGINNING OF PERIOD	$14.16	$14.47

Income from Investment Operations:
Net investment income	$.22	$.24
Net realized and unrealized gain (loss) on investment transactions	(.41)	(.31)
Total Income (Loss) From Investment Operations	$(.19)	$(.07)

Less Distributions:
Dividends from net investment income	$(.22)	$(.24)
Distributions from net realized gains	.00	.00
Total Distributions	$(.22)	$(.24)

NET ASSET VALUE, END OF PERIOD	$13.75	$14.16

Total Return	(2.76%)(A)(C)	(0.91)%(A)(C)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$159	$91
Ratio of net expenses (after expense assumption) to average net assets	1.74%(B)(C)	1.65%(B)(C)
Ratio of net investment income to average net assets	3.05%(C)	3.90%(C)
Portfolio turnover rate	19.00%	30.03%

(A) Excludes maximum sales charge of 4.25%

(B) During the periods indicated above, Integrity Mutual Funds, Inc. assumed/waived expenses of $7,264 and 903.  If the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets would have been 11.67% and 12.43%, respectively.

(C) Ratio is annualized.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected per share data and ratios for the period indicated

Class N Shares

	For The Six Months Ended June 30, 2004 (Unaudited)	For The Year Ended December 31, 2003	For The Year Ended December 31, 2002	For The Year Ended December 31, 2001	For The Year Ended December 31, 2000	For The Year Ended December 31, 1999
NET ASSET VALUE, BEGINNING OF PERIOD	$14.16	$14.26	$14.06	$13.67	$13.16	$14.14

Income from Investment Operations:
Net investment income	$.23	$.51	$.68	$.76	$.76	$.74
Net realized and unrealized gain (loss) on investment transactions	(.41)	(.10)	.20	.41	.49	(.98)
Total Income (Loss) From Investment Operations	$(.18)	$.41	$.88	$1.17	$1.25	$(.24)

Less Distributions:
Dividends from net investment income	$(.23)	$(.51)	$(.68)	$(.78)	$(.74)	$(.74)
Distributions from net realized gains	.00	.00	.00	.00	.00	.00
Total Distributions	$(.23)	$(.51)	$(.68)	$(.78)	$(.74)	$(.74)

NET ASSET VALUE, END OF PERIOD	$13.75	$14.16	$14.26	$14.06	$13.67	$13.16

Total Return	(2.53%)(B)	3.00%	6.45%	8.71%	9.82%	(1.71%)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$836	$915	$1,165	$1,055	$1,160	$1,093
Ratio of net expenses (after expense assumption) to average net assets	1.50%(A)(B)	1.08%(A)	0.50%	0.42%	0.45%	0.38%
Ratio of net investment income to average net assets	3.32%(B)	3.64%	4.79%	5.46%	5.68%	5.41%
Portfolio turnover rate	19.00%	30.03%	3.37%	15.11%	12.15%	4.67%

(A) During the period since December 2003, Integrity Mutual Funds, Inc has assumed/waived expenses of 43,997.  During the period 12/31/02 to 12/31/03, Integrity Mutual Funds, Inc./Canandaigua Bank assumed/waived expenses of $58,263.  In prior years starting with December 31, 2002, Canandaigua Bank assumed/waived certain administrative expenses of the Fund, other than primarily custodial and audit fees, resulting in per share savings to the Fund of $.80, $.56, $.65, and $.70, respectively.  If the expenses had not been assumed/waived, the annualized ratios of total expenses to average net assets would have been 11.49%, 6.33%, 6.20%, 5.45%, 5.34%, and 5.51%, respectively.

(B) Ratio is annualized.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

Integrity High Income Fund

Dear Shareholder:

Enclosed is the semi-annual report of the operations of the Integrity High Income Fund (the "Fund") for the period since inception (April 30, 2004) through June 30, 2004.  The Fund's portfolio and related financial statements are presented within for your review.

As an asset class, High Yield has seen over $8 billion of outflow through mid June.  The public has decided to get out of bonds, not distinguishing that there are different types of bonds (high quality, high yield, emerging markets, etc.) that act differently in various economic environments.  We are glad to see High Yield cool off in popularity, since this has provided more buying opportunities and richer yields than just 6 months ago.

Your fund, since opening April 30, has held its NAV around the $10 mark (less than 20 cents variance) while the indices have sagged.  This can be seen also by comparing the Fund’s positive return (gross) versus the index.  The Merrill Lynch HY Index was:

Index
May -1.69
June -1.43
Which is -0.284 for the two months the Fund has been open.

Integrity High Income Fund
A shares: 2.19%
C shares: 1.65%
For the 2 month period your Fund has been open.

We are keeping our average maturity in the five year range with a current duration of under five.  The bulk of the yield return is in this area without as much interest rate risk as longer term bonds.  We do have some longer paper mixed in with our shorter callable securities give somewhat of a barbell approach.

Where Does High Yield Makes Sense for an Investor in Today’s Environment?

With cash flow (current yields) in the net yield range of over 8%, the Fund may be appropriate for the following.  Consult your investment advisor for your situation and consult the prospectus for a complete discussion of risks.

Income Oriented Investor:  Interest rates and dividend yield are at much lower levels than just a few years ago.  For those needing current income, the Integrity High Yield Fund can enhance the current cash flow and income of investors.

Total Return Growth Investor:  After 5 years of the major U.S. market indices making virtually no gains, many growth investors are becoming impatient and concerned about the time value of their money.  Investors who reinvest their dividends into the Integrity High Income Fund continue to earn more shares and may increase their total value of the account over time.  Although past performance is not indicative of future performance, and we are not commenting on the stock markets from here, the fact that SMH Capital Advisor High Income discipline has beaten the S&P 500, the Dow, and the NASDQ 100 over the last 5 years shows the value of compounding interest.

Comments on our Discipline

Our discipline starts with security of our investment on the front end.  We estimate whether our cost basis should be secure if the company should default or get into financial straits.  An example of where this discipline works was seen in June with the Trump Atlantic bonds.  As you may know, Donald Trump has run into some “issues” and many of the Trump securities defaulted.  Our Trump Atlantic bonds however did collect interest since we have a first mortgage on the properties – and if we do not get paid we sue for the property…so we were paid.

Low defaults and security of our investment always comes first.

Outlook

The short distance future should continue to be “soft” with good buying opportunities.  Once the fear over potential Fed rate hikes passes, all bonds, including High Yield may again come back into vogue.  High Yield bonds may be a strong current yield and total return piece of a portfolio.

Sincerely,

Jeff Cummer
Senior Portfolio Manager & President
SMH Capital Advisors, Inc.
Certified Financial Planner

The views expressed are those of Jeff Cummer, Senior Portfolio Manager & President, SMH Capital Advisors, Inc.  The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or any Integrity Mutual Fund.

Terms & Definitions  June 30, 2004 (Unaudited)

 Appreciation

The increase in value of an asset.

 Average Annual Total Return

A standardized measurement of the return (yield and appreciation) earned by the fund on an annual basis.

 Coupon Rate or Face Rate

The rate of interest payable annually, based on the face amount of the bond; expressed as a percentage.

 Depreciation

The decrease in value of an asset.

 Market Value

The actual (or estimated) price at which a bond trades in the market place.

 Maturity

A measure of the term or life of a bond in years.  When a bond “matures,” the issuer repays the principal.

 Multiple Classes of Shares

Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are “classes” of shares.  Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals.  Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

 Net Asset Value (NAV)

The value of all your fund’s assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

 Offering Price

The price at which a mutual fund’s share can be purchased.  The offering price per share is the current net asset value plus any sales charge.

 Quality Ratings

A designation assigned by independent rating companies to give a relative indication of a bond’s credit worthiness.  “AAA,” “AA,” “A,” and “BBB” indicate investment grade securities.  Ratings can range from a high of “AAA” to a low of “D”.

 Total Return

Measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in the fund’s portfolio for the period, assuming the reinvestment of all dividends.  It represents the aggregate percentage or dollar value change over the period.

June 30, 2004 (Unaudited)

PORTFOLIO QUALITY RATINGS

(based on Total Long-Term Investments)

B	22.0%
BB	14.4%
CC	4.8%
CCC	36.9%
NR	21.9%

Quality ratings reflect the financial strength of the issuer.  They are assigned by independent rating services such as Moody’s Investors Services and Standard & Poor’s.

These percentages are subject to change.

KEY STATISTICS

A Shares		C Shares
04-30-2004 NAV (share value)	$10.00	04-30-2004 NAV (share value)	$10.00
06-30-2004 NAV	$10.03	06-30-2004 NAV	$10.05

Total Net Assets	$4,745,126
Number of Issues	26
Average Maturity	8.5 years

June 30, 2004 (Unaudited)

DISCLOSURE OF FUND EXPENSES

EXAMPLE 1:

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $1,000 in the Fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of those periods.  The example also is based on the Fund’s actual expenses of 1.65% (A shares), and 2.50% (C shares) and rate of return for the period of 2.19% (A shares), and 1.65% (C shares).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption		No Redemption
Share Class	A	C	A	C
YTD Expenses	$58	$35	$58	$25

Account value of an initial investment of $1,000 on A shares as of the end of the period would be $978.

Account value of an initial investment of $1,000 on C shares as of the end of the period would be $1,017.

EXAMPLE 2:

This example assumes that you invest $1,000 in the Fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of those periods.  The example is based on the Fund’s actual operating expenses of 1.65% (A shares), and 2.50% (C shares) and also assumes that your investment has a 5.00% return.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption		No Redemption
Share Class	A	C	A	C
YTD Expenses	$59	$36	$59	$26

Account value of an initial investment of $1,000 on A shares as of the end of the period would be $1,005.

Account value of an initial investment of $1,000 on C shares as of the end of the period would be $1,050.

June 30, 2004 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	For periods ending June 30, 2004
Integrity High Income Fund				Since Inception (April 30, 2004)
Class A Shares	1 year	5 year	10 year
Without Sales Charge	N/A	N/A	N/A	2.19%
With Sales Charge (4.25%)	N/A	N/A	N/A	(2.12%)

	For periods ending June 30, 2004

Lehman Brothers High Yield Corporate Bond Index	1 year	5 year	10 year	Since Inception (April 30, 2004)
	N/A	N/A	N/A	(0.27%)

	For periods ending June 30, 2004
Integrity High Income Fund				Since Inception (April 30, 2004)
Class C Shares	1 year	5 year	10 year
Without CDSC	N/A	N/A	N/A	1.65%
With CDSC (1.00%)	N/A	N/A	N/A	0.65%

	For periods ending June 30, 2004
				Since Inception (April 30, 2004)
Lehman Brothers High Yield Corporate Bond Index	1 year	5 year	10 year
	N/A	N/A	N/A	(0.27%)

Performance data quoted above is historical.  Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.  You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 1-800-276-1262.

You should consider the fund's investment objectives, risks, and charges and expenses carefully before investing.  For this and other important information, please obtain a fund prospectus at no cost from your financial advisor and read it carefully before investing.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemption of Fund shares.

June 30, 2004 (Unaudited)

COMPARATIVE INDEX GRAPH (insert here)

Comparison of change in value of a $10,000 investment in the Integrity High Income Fund and the Lehman Brothers High Yield Corporate Bond Index

Class A Shares				Class C Shares
	Integrity High Income Fund w/o Sales Charge	Integrity High Income Fund w/Max Sales Charge	Lehman Brothers High Yield Corporate Bond Index		Integrity High Income Fund w/o CDSC	Lehman Brothers High Yield Corporate Bond Index
04/30/04	$10,000	$9,575	$10,000	04/30/04	$10,000	$10,000
06/30/04	$10,219	$9,788	$9,973	06/30/04	$10,166	$9,973

Putting Performance into Perspective

Returns are historical and are not a guarantee of future results.  The graph comparing your Fund’s performance to a benchmark index provides you with a general sense of how your Fund performed.  To put this information in context, it may be helpful to understand the special differences between the two.  Your Fund’s total return for the period shown appears with and without sales charges and includes Fund expenses and management fees.  A securities index measures the performance of a theoretical portfolio.  Unlike a fund, the index is unmanaged; there are no expenses that affect the results.  In addition, few investors could purchase all of the securities necessary to match the index.  And, if they could, they would incur transaction costs and other expenses.  All Fund and benchmark returns include reinvested dividends. The Fund’s share price, yields, and total returns will vary, so that shares, when redeemed, may be worth more or less than their original cost.

June 30, 2004 (Unaudited)

MANAGEMENT OF THE FUND

The Board of The Integrity Funds consists of four Trustees.  These same individuals, unless otherwise noted, also serve as directors or trustees for all of the funds in the Integrity family of funds, the six series of Integrity Managed Portfolios (formerly known as Ranson Managed Portfolios), and the eight series of The Integrity Funds.  Three Trustees (75% of the total) have no affiliation or business connection with the Investment Adviser or any of its affiliates.  These are the “independent” Trustees.  The remaining three Trustees/Officers are “interested” by virtue of their affiliation with the Investment Adviser and its affiliates.

The Independent Trustees of the Fund, their term of office and length of time served, their principal occupation(s) during the past five years, the number of portfolios overseen in the Fund Complex by each Independent Trustee and other directorships, if any, held outside the Fund Complex, are shown below.

INDEPENDENT TRUSTEES

Name, Address and Age	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex *	Other Directorships Held Outside The Fund Complex
Lynn W. Aas 904 NW 27th Minot, ND 58703 83	Trustee	Since Inception	Retired; Attorney; Director, ND Tax-Free Fund, Inc. (since December 1994), Montana Tax-Free Fund, Inc. (since December 1994), South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004) Integrity Fund of Funds, Inc. (since August 1994), Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003); Trustee, Integrity Managed Portfolios (since January 1996) and The Integrity Funds (since September 2003); and Director, First Western Bank & Trust (until May 2002).	17	None
Orlin W. Backes 15 2nd Ave., SW – Ste. 305 Minot, ND 58701 69	Trustee	Since Inception	Attorney, McGee, Hankla, Backes & Dobrovolny, P.C.; Director, ND Tax-Free Fund, Inc. (since April 1995), Montana Tax-Free Fund, Inc. (since April 1995), South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004), Integrity Fund of Funds, Inc. (since April 1995), Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003); Trustee, Integrity Managed Portfolios (since January 1996) and The Integrity Funds (since May 2003); and Director, First Western Bank & Trust.	17	Director, First Western Bank & Trust
R. James Maxson Town & Country Center 1015 S. Broadway Suite 15 Minot, ND 58701 56	Trustee	Since Inception	Attorney, Maxson Law Office (since November 2002), Attorney, McGee, Hankla, Backes & Dobrovolny, P.C. (April 2000 to November 2002); Attorney, Farhart, Lian and Maxson, P.C. (March 1976 to March 2000); Director, ND Tax-Free Fund, Inc. (since January 1999), Montana Tax-Free Fund, Inc. (since January 1999), South Dakota Tax-Free Fund, Inc. ( January 1999 to June 2004), Integrity Fund of Funds, Inc. (since January 1999), Integrity Small-Cap Fund of Funds, Inc. (January 1999 to June 2003); and Trustee, Integrity Managed Portfolios (since January 1999) and The Integrity Funds (since May 2003).	17	None

The Fund Complex consists of the three funds in the Integrity family of funds, the six series of Integrity Managed Portfolios, and the eight series of The Integrity Funds.

Trustees (Directors for Corporate Funds) and officers of the Fund serve until their resignation, removal or retirement.

The Statement of Additional Information contains more information about the Fund’s Trustees and is available without charge upon request, by calling Integrity Funds Distributor, Inc. at 1(800) 601-5593

The Interested Trustee and executive officers of the Fund, their term of office and length of time served, their principal occupation(s) during the past five years, the number of portfolios overseen in the Fund Complex by each Interested Trustee and other directorships, if any, held outside the Fund Complex, are shown below.

INTERESTED TRUSTEES AND EXECUTIVE OFFICERS

Name, Address and Age	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex *	Other Directorships Held Outside The Fund Complex
**Peter A. Quist 1 Main Street North Minot, ND 58703 70	Vice President and Secretary	Since Inception

Attorney; Director and Vice President, Integrity Mutual Funds, Inc.; Director, Vice President and Secretary, Integrity Money Management, Inc. (formerly known as ND Money Management, Inc.,), ND Capital, Inc., Integrity Fund Services, Inc., (formerly known as ND Resources, Inc.), ND Tax-Free Fund, Inc., ND Insured Income Fund, Inc. (November 1990 to August 1999), Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004), Integrity Fund of Funds, Inc., Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003), Integrity Funds Distributor, Inc., (formerly known as Ranson Capital Corporation) (since January 1996); and Director, ARM Securities Corporation (since May 2000).

				3	None
**Robert E. Walstad 1 Main Street North Minot, ND 58703 59	Trustee, Chairman, President	Since Inception

Director (since September 1987), President (September 1987 to October 2001 and September 2002 to May 2003), Integrity Mutual Funds, Inc.; Director, President and Treasurer, Integrity Money Management, Inc., ND Capital, Inc., Integrity Fund Services, Inc., ND Tax-Free Fund, Inc., ND Insured Income Fund, Inc. (November 1990 to August 1999), Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004), Integrity Fund of Funds, Inc. and Integrity Small-Cap Fund of Funds Inc.; (September 1998 to June 2003), Trustee, Chairman, President, and Treasurer, Integrity Managed Portfolios; Director, President, CEO, and Treasurer, Integrity Funds Distributor, Inc. (January 1996 to August 2003); Director (October 1999 to June 2003), President (October 1999 - October 2001), Magic Internet Services, Inc.; Director (since May 2000), President (May 2000 to October 2001- Sept 2002 to present), ARM Securities Corporation; Director, CEO, Chairman, Capital Financial Services, Inc. (since January 2002).

				17	Director, Capital Financial Services, Inc.
**Brent M. Wheeler 1 Main Street North Minot, ND 58703 33	Treasurer	Since May 2004

Fund Accountant (May 1994 to December 1997) Sr. Fund Accountant (December 1997 to June 1998) Fund Accounting Manager (Since June 1998), Integrity Mutual Funds, Inc.; Treasurer (Since May 2004), Integrity Funds, Integrity Managed Portfolios, Integrity Mutual Funds.

Minot State University Alumni Association

* The Fund Complex consists of the three funds in the Integrity family of funds, the six series of Integrity Managed Portfolios, and the eight series of The Integrity Funds.

** Trustees who are “interested persons” of the Funds as defined in the Investment Company Act of 1940.  Messrs. Quist, Walstad and Wheeler are interested persons by virtue of being officers and trustees of the Fund’s Investment Adviser and Principal Underwriter.

Trustees (Directors for Corporate Funds) and officers of the Fund serve until their resignation, removal or retirement.

The Statement of Additional Information contains more information about the Fund’s Trustees and is available without charge upon request, by calling Integrity Funds Distributor, Inc. at 1(800) 601-5593

June 30, 2004 (Unaudited)

Trustees Information

INDEPENDENT TRUSTEES

[PHOTO]	[PHOTO]	[PHOTO]
Lynn W. Aas	Orlin W. Backes	R. James Maxson

INTERESTED TRUSTEES AND EXECUTIVE OFFICERS

[PHOTO]	[PHOTO]	[PHOTO]
Peter A. Quist Vice-President	Robert E. Walstad President	Brent M. Wheeler Treasurer

Schedule of Investments  June 30, 2004 (Unaudited)

Name of Issuer Percentages represent the market value of each investment category to total net assets	Coupon Rate	Maturity	Principal Amount	Market Value

CORPORATE BONDS (84.7%)

Aerospace & Defense (3.8%)
Spacehab	8.000%	10/15/07	$ 199,000	$178,603
				178,603
Casino Hotels (9.9%)
Magna Entertainment	7.250	12/15/09	179,000	170,721
Trump Atlantic	11.250	05/01/06	206,000	179,220
Wynn Resorts	12.000	11/01/10	99,000	118,553
				468,494
Cruiselines (2.4%)
Royal Caribbean	7.500	10/15/27	120,000	112,200
				112,200
Finance - Other Services (3.8%)
Trump Holdings/Funding	12.625	03/15/10	175,000	179,375
				179,375
Hotels & Motels (3.8%)
Sholodge	9.750	11/01/06	190,000	178,600
				178,600
Medical - Hospitals (3.5%)
Tenet Healthcare	6.875	11/15/31	215,000	168,775
				168,775
Oil Co. - Explor. & Prod. (2.5%)
Benton Oil & Gas Co.	9.375	11/01/07	116,000	118,320
				118,320
Recreational Centers (3.8%)
Bally Total Fitness	9.875	10/15/07	219,000	181,770
				181,770
REITS – Hotels (3.7%)
Meristar	10.500	06/15/09	164,000	174,660
				174,660
Resorts – Themeparks (3.6%)
Six Flags Inc.	8.875	02/01/10	173,000	171,270
				171,270
Retail - Regional Dept. Store (5.0%)
Dillards, Inc.	7.000	12/01/28	129,000	118,035
Dillards, Inc.	7.750	05/15/27	120,000	118,044
				236,079
Retail - Major Dept. Store (1.9%)
Toys R Us	7.375	10/15/18	100,000	92,375
				92,375
Storage/Warehousing (2.9%)
Mobile Mini Inc.	9.500	07/01/13	128,000	140,160
				140,160
Telecom Services (13.6%)
Dobson Communications CP	8.875	10/01/13	220,000	167,200
PacWest Telecom Inc.	13.500	02/01/09	180,000	176,400
Time Warner Telecom	9.750	07/15/08	203,000	189,805
US West Communications	8.875	06/01/31	115,000	110,975
				644,380
Telephone-Integrated (7.7%)
Level 3 Communications Inc.	9.125	05/01/08	244,000	193,370
MCI Inc.	7.735	05/01/14	195,000	174,525
				367,895
Textile – Apparel (2.8%)
Unifi Inc.	6.500	02/01/08	171,000	131,670
				131,670
Wireless Equipment (10.0%)
American Tower	9.375	02/01/09	163,000	174,002
Crown Castle International	7.500	12/01/13	100,000	99,500
SBA Communications	10.250	02/01/09	194,000	198,850
				472,352

TOTAL CORPORATE BONDS (COST: $3,989,978)				$4,016,978

SHORT-TERM SECURITIES (5.3%)			Shares
Wells Fargo Cash Investment Money Market			125,000	$125,000
Wells Fargo Treasury Plus Money Market			125,000	125,000
TOTAL SHORT-TERM SECURITIES (COST: $250,000)				$250,000

TOTAL INVESTMENTS IN SECURITIES (COST: $4,239,978)				$4,266,978
OTHER ASSETS LESS LIABILITIES				478,148
NET ASSETS				$4,745,126

The accompanying notes are an integral part of these financial statements.

Financial Statements  June 30, 2004

Statement of Assets and Liabilities  June 30, 2004 (Unaudited)

ASSETS
Investments in securities, at value (cost: $4,239,978)	$4,266,978
Cash	274,883
Accrued dividends receivable	114
Accrued interest receivable	90,351
Receivable due from manager	8,138
Receivable for fund shares sold	164,000
Prepaid expenses	33,172

Total Assets	$4,837,636

LIABILITIES
Dividends payable	$29,825
Security purchase payable	46,211
Accrued expenses	16,474

Total Liabilities	$92,510

NET ASSETS	$4,745,126

Net assets are represented by:
Capital stock outstanding	$4,721,228
Accumulated undistributed net realized gain (loss) on investments	(3,102)
Unrealized appreciation on investments	27,000
Total amount representing net assets applicable to
472,319 outstanding shares of no par common stock (unlimited
shares authorized)	$4,745,126

Net Assets Consist of:
Class A	$513,392
Class C	$4,231,734
Total Net Assets	$4,745,126

Shares Outstanding:
Class A	51,210
Class C	421,109

Net Asset Value per share:
Class A	$10.03
Class A – offering price (based on sales charge of 4.25%)	$10.48
Class C	$10.05

Statement of Operations For the period since inception (April 30, 2004) through June 30, 2004 (Unaudited)

INVESTMENT INCOME
Interest	$66,368
Dividends	114
Total Investment Income	$66,482

EXPENSES
Investment advisory fees	$6,865
Distribution fees (12b-1) Class A	107
Distribution fees (12b-1) Class C	6,164
Administrative service fees	4,750
Transfer agent fees	4,750
Accounting service fees	5,093
Custodian fees	489
Professional fees	396
Trustees fees	248
Transfer agent out-of-pockets	196
Reports to shareholders	483
Insurance expense	322
Legal fees	584
Audit fees	950
License, fees, and registrations	6,539
Total Expenses	$37,936
Less expenses waived or absorbed by the Fund’s manager	(21,777)
Total Net Expenses	$16,159

NET INVESTMENT INCOME (LOSS)	$50,323

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from:
Investment transactions	$(3,102)
Net change in unrealized appreciation (depreciation) of:
Investments	27,000
Net Realized and Unrealized Gain (Loss) on Investments	$23,898
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$74,221

The accompanying notes are an integral part of these financial statements.

Financial Statements  June 30, 2004 (Unaudited)

Statement of Changes in Net Assets

For the period since inception (April 30, 2004) through June 30, 2004

For the Period Since Inception (April 30, 2004) thru June 30, 2004 (Unaudited)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$50,323
Net realized gain (loss) on investment transactions	(3,102)
Net change in unrealized appreciation (depreciation) on investments	27,000
Net Increase (Decrease) in Net Assets Resulting From Operations	$74,221

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income:
Class A ($.19)	$(3,848)
Class C ($.11)	(46,475)
Distributions from net realized gain on investment transactions:
Class A	0
Class C	0
Total Dividends and Distributions	$(50,323)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares:
Class A	$509,176
Class C	4,246,146
Proceeds from reinvested dividends:
Class A	877
Class C	18,870
Cost of shares redeemed:
Class A	0
Class C	(53,841)
Net Increase (Decrease) in Net Assets Resulting From Capital Share Transactions	$4,721,228
TOTAL INCREASE (DECREASE) IN NET ASSETS	$4,745,126
NET ASSETS, BEGINNING OF PERIOD	0
NET ASSETS, END OF PERIOD	$4,745,126
Undistributed Net Investment Income (Loss)	$0

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements  June 30, 2004 (Unaudited)

Note 1. ORGANIZATION

The Integrity High Income Fund (the “Fund”) is an investment portfolio of The Integrity Funds (the “Trust’) registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company.  The Fund seeks a high level of current income with capital appreciation as a secondary objective.  Fund commenced operations on April 30, 2004 under The Integrity Funds.  From its inception September 7, 1992 until February 9, 1998, The Integrity Funds were organized by the investment adviser as a Collective Investment Trust under New York Law and the regulations of the U.S. Comptroller of the Currency, participation in which was limited to qualified individual accounts such as IRAs and retirement and pension trusts.  On February 9, 1998, the Collective Investment Trust reorganized as a Delaware business trust.  In connection with this reorganization, the name of the trust was changed from “Canandaigua National Collective Investment Fund for Qualified Trusts” to “The Canandaigua Funds.”  On March 3, 2003, the trust was renamed “The Integrity Funds”.

Class A shares are sold with an initial sales charge of 4.25% and a distribution fee of up to 0.25% on an annual basis.  Class C shares are sold without a sales charge and are subject to a distribution fee of up to 1.00% on an annual basis and a Contingent Deferred Sales Charge of 1.00% if shares are redeemed within 12 months of purchase.  The two classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses, and have exclusive voting rights with respect to any matter on which a separate vote of any class is required.

Note 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investment security valuation – Assets for which market quotations are available are valued as follows: (a) each listed security is valued at its closing price obtained from the respective primary exchange on which the security is listed, or, if there were no sales on that day, at its last reported current bid price; (b) each unlisted security is valued at the last current bid price obtained from the National Association of Securities Dealers Automated Quotation System. All of these prices are obtained by the Administrator from services, which collect and disseminate such market prices. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.  In the absence of an ascertainable market value, assets are valued at their fair value as determined by the Adviser using methods and procedures reviewed and approved by the Trustees.

Redemption fees – In the case of investments of $1 million or more into Class A, a 1.00% redemption fee will be assessed on shares redeemed within 12 months of purchase (excluding shares purchased with reinvested dividends and/or distributions).

Federal and state income taxes – It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code (the “Code”) and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

The tax character of distributions paid was as follows:

June 30, 2004
Tax-exempt income	$0
Ordinary Income	50,323
Long-term Capital Gains	0
Total	$50,323

Net capital losses incurred after October 31, and within the tax year are deemed to arise on the first business day of the Funds’ next taxable year.

Multiple class allocations - The Fund simultaneously uses the settled shares method to allocate income and fund wide expenses and uses the relative net assets method to allocate gains and losses.  Class-specific expenses, distribution fees, and any other items that are specifically attributable to a particular class are charged directly to such class.  For the period since inception (April 30, 2004) through June 30, 2004, distribution fees were the only class-specific expenses.

Distributions to shareholders - Dividends from net investment income, declared daily and payable monthly, are reinvested in additional shares of the Fund at net asset value or paid in cash.  Capital gains, when available, are distributed along with the last income dividend of the calendar year.  Net investment income, other than distribution fees, are allocated daily to each class of shares based upon the settled shares of each class.

Premiums and discounts - Premiums and discounts on debt securities are amortized for financial reporting purposes.

Other - Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with accounting principles generally accepted in the United States of America.  These differences are primarily due to differing treatment for market discount, capital loss carryforwards and losses due to wash sales and futures transactions.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital.  Temporary book and tax basis differences will reverse in a subsequent period.

Futures contracts - The Fund may purchase and sell financial futures contracts to hedge against changes in the values of tax-exempt municipal securities the Fund owns or expects to purchase.

A futures contract is an agreement between two parties to buy or sell units of a particular index or a certain amount of U.S. Government or municipal securities at a set price on a future date.  Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum “initial margin” requirement of the futures exchange on which the contract is traded.  Subsequent payments (“variation margin”) are made or received by the Fund, dependent on the fluctuations in the value of the underlying index.  Daily fluctuations in value are recorded for financial reporting purposes as unrealized gains or losses by the Fund.  When entering into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contracts sold and the futures contracts to buy.  Unrealized appreciation (depreciation) related to open futures contracts is required to be treated as realized gain (loss) for Federal income tax purposes.

Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Schedule of Investments.  The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.

Certain risks may arise upon entering into futures contracts.  These risks may include changes in the value of the futures contracts that may not directly correlate with changes in the value of the underlying securities.

Use of estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Reclassifications – Certain prior year amounts have been reclassified to conform to the current year presentation.

Note 3. CAPITAL SHARE TRANSACTIONS

As of June 30, 2004, there were unlimited shares of no par authorized; 472,319 shares were outstanding at June 30, 2004.

Transactions in capital shares were as follows:

	Class A Shares	Class C Shares
	For The Period Since Inception (April 30, 2004) Thru June 30, 2004 (Unaudited)	For The Period Since Inception (April 30, 2004) Thru June 30, 2004 (Unaudited)
Shares sold	51,122	424,678
Shares issued on reinvestment of dividends	88	1,896
Shares redeemed	0	(5,465)
Net increase (decrease)	51,210	421,109

Note 4. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Integrity Money Management, Inc., the Fund’s investment adviser; Integrity Funds Distributor, Inc., the Fund’s underwriter; and Integrity Fund Services, Inc., the Fund’s transfer, accounting, and administrative services agent; are subsidiaries of Integrity Mutual Funds, Inc., the Fund’s sponsor.

The Fund has engaged Integrity Money Management, Inc. to provide investment advisory and management services to the Fund.  The Investment Advisory Agreement provides for fees to be computed at an annual rate of 1.00% of the Fund’s average daily net assets.  The Fund has waived all advisory fees for the period since inception (April 30, 2004) through June 30, 2004.  Certain officers and trustees of the Fund are also officers and trustees of the investment adviser.

The Investment Advisor has contractually agreed to waive its management fee and to reimburse expenses other than extraordinary or non-recurring expenses, so that the Net Annual Operating Expenses of the Integrity High Income Fund do not exceed 1.75% for the Class A shares and 2.50% for the Class C shares until April 30, 2005.  Thereafter, the expense limitation may be terminated or revised.  Amounts waived or reimbursed may be recouped by the Investment Advisor within three years of the waiver or reimbursement to the extent that recoupment will not cause expenses to exceed any expense limitation in place at that time.  An expense limitation lowers expense ratios and increased returns to investors.

Integrity Funds Distributor, Inc. serves as the principal underwriter for the Fund.  The Fund has adopted a distribution plan for each class of shares as allowed by Rule 12b-1 of the 1940 Act.  Distribution plans permit the Fund to reimburse its principal underwriter for costs related to selling shares of the Fund and for various other services.  These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Fund, are paid by shareholders through expenses called “Distribution Plan expenses.”  Class A presently pays an annual distribution fee of up to 0.25% of the average daily net assets of the class.  Class C presently pays an annual distribution fee of up to 1.00% of the average daily net assets of the class.  Distribution Plan expenses are calculated daily and paid monthly.

During the period since inception (April 30, 2004) through June 30, 2004, amounts paid or accrued to Integrity Funds Distributor and fees waived, if any, pursuant to Class A and Class C Distribution Plans were as follows:

	12b-1 Fees Charged	12b-1 Fees Waived
Class A Shares	107	0
Class C Shares	6,164	0

Integrity Fund Services, Inc. provides shareholder services for a monthly fee of 0.25% of average net assets with a minimum of $2,000 per month plus reimbursement of out-of-pocket expenses.  An additional fee with a minimum of $500 per month will be charged for each additional share class.  The Fund has recognized $4,750 of transfer agency fees for the period since inception (April 30, 2004) through June 30, 2004.  The Fund has a payable to Integrity Fund Services, Inc. of $2,667 at June 30, 2004 for transfer agency fees.  Integrity Fund Services, Inc. also acts as the Fund’s accounting services agent for a monthly fee equal to the sum of a fixed fee of $2,000, and a variable fee equal to 0.05% of the Fund’s average daily net assets on an annual basis for the Fund’s first $50 million and at a lower rate on the average daily net assets in excess of $50 million, together with reimbursement of out-of-pocket expenses.  An additional accounting services fee of $500 per month will be charged by Integrity Fund Services, Inc. for each additional share class.  The Fund has recognized $5,093 of accounting service fees for the period since inception (April 30, 2004) through June 30, 2004.  The Fund has a payable to Integrity Fund Services, Inc. of $2,864 at June 30, 2004, for accounting service fees.  Integrity Fund Services, Inc. also acts as the Fund’s administrative service agent for a monthly fee equal to the rate of 0.20% of average daily net assets with a minimum of $2,000 per month plus out-of-pocket expenses.  The Fund will pay an additional minimum fee of $500 per month for each additional share class.  The Fund has recognized $4,750 of administrative service fees for the period since inception (April 30, 2004) through June 30, 2004.  The Fund has a payable to Integrity Fund Services, Inc. of $2,667 at June 30, 2004, for administrative service fees.

Note 5. INVESTMENT SECURITY TRANSACTIONS

The cost of purchases and proceeds from the sale of investment securities (excluding short-term securities) aggregated $4,040,236 and $54,880, respectively, for the period since inception (April 30, 2004) through June 30, 2004.

Note 6. INVESTMENT IN SECURITIES

At June 30, 2004, the aggregate cost of securities for federal income tax purposes was substantially the same for financial reporting purposes at $4,239,978. The net unrealized appreciation of investments based on the cost was $27,000, which is comprised of $65,291 aggregate gross unrealized appreciation and $38,291 aggregate gross unrealized depreciation.

Financial Highlights

Selected per share data and ratios for the period indicated

Class A Shares

For The Period Since Inception (April 30, 2004) thru June 30, 2004 (Unaudited)
NET ASSET VALUE, BEGINNING OF PERIOD	$10.00

Income from Investment Operations:
Net investment income (loss)	$.19
Net realized and unrealized gain (loss) on investment transactions	.03
Total Income (Loss) From Investment Operations	$.22

Less Distributions:
Dividends from net investment income	$(.19)
Distributions from net realized gains	.00
Total Distributions	$(.19)

NET ASSET VALUE, END OF PERIOD	$10.03

Total Return	2.19%(A)(D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$513
Ratio of net expenses (after expense assumption) to average net assets	1.65%(B)(C)
Ratio of net investment income to average net assets	8.47%(C)
Portfolio turnover rate	2.07%

(A) Excludes maximum sales charge of 4.25%

(B) During the periods indicated above, Integrity Mutual Funds, Inc. assumed/waived expenses of $2,433.  If the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets would have been 7.01%.

(C) Ratio is annualized.

(D) Ratio is not annualized.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected per share data and ratios for the period indicated

Class C Shares

For The Period Since Inception (April 30, 2004) thru June 30, 2004 (Unaudited)
NET ASSET VALUE, BEGINNING OF PERIOD	$10.00

Income from Investment Operations:
Net investment income (loss)	$.11
Net realized and unrealized gain (loss) on investment transactions	.05
Total Income (Loss) From Investment Operations	$.16

Less Distributions:
Dividends from net investment income	$(.11)
Distributions from net realized gains	.00
Total Distributions	$(.11)

NET ASSET VALUE, END OF PERIOD	$10.05

Total Return	1.65%(A)(D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$4,232
Ratio of net expenses (after expense assumption) to average net assets	2.49%(A)(B)(C)
Ratio of net investment income to average net assets	7.52%(C)
Portfolio turnover rate	2.07%

(A) Excludes contingent deferred sales charge of 1.00%.

(B) During the periods indicated above, Integrity Mutual Funds, Inc. assumed/waived expenses of $19,344.  If the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets would have been 5.62%.

(C) Ratio is annualized.

(D) Ratio is not annualized.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

Integrity Municipal Fund

Dear Shareholder:

Enclosed is the semi-annual report of the operations of the Integrity Municipal Fund (the “Fund”) for the period since inception (April 30, 2004) through June 30, 2004.  The Fund’s portfolio and related financial statements are presented within for your review.

The global recovery, centered in the U.S. and Asia continues to improve as evidenced by the recent Federal Reserve hike in the Federal Funds Rate from a historic low of 1.00% to 1.25% on June 30th.  The increase was widely anticipated as recent economic and labor market conditions have improved.  The environment of rising profits, low interest rates, a weak dollar, accelerating domestic retail sales, and strengthening exports bodes well for a further accommodative Federal Reserve.

The Federal Reserve has taken center stage as it prepares to shift away from its stimulative monetary stance to a normalization of fed funds.

Several crucial questions remain unresolved:
What will constitute a neutral fed fund rate?
Will the normalization process be faster or slower than the market is currently discounting?
How much damage will higher rates cause the economy and market?

While no one knows for certain, recent verbiage from the Federal Reserve states: “With underlying inflation still expected to be relatively low, the Committee believes that policy accommodation can be removed at a pace that is likely to be measured.  Nonetheless, the Committee will respond to changes in economic prospects as needed to fulfill its obligation to maintain price stability.”

Municipals during the period remained range bound with yields on twenty-year AAA general obligations yielding 4.23% at the beginning of the year and ending the period at 4.81%. (Source: Municipal Market Data).

Having been undervalued relative to U.S. Treasuries for some time, municipals have started to rebound in recent months as municipal supply has declined.  This out-performance should continue as interest rates rise, further dampening municipal supply.

During the period the Fund utilized defensive positions designed to provide share price stability.  U.S. Treasury futures were used to hedge a portion of the portfolio, stabilizing the Fund’s share price as Treasury yields advanced during the period.  The Integrity Municipal Fund began the period at $10.00 per share and ended the period at $9.97 per share for a total return of 0.15% (without sales charge) since inception (April 30, 2004).  This compares to the Lehman municipal index’s return of 0.00% for the period since inception (April 30, 2004).  Risk management is important in this market environment.

An important part of the Fund’s strategy includes searching the primary and secondary markets for high quality Federally tax-exempt issues.  Credit quality for the period ended was AAA 83%, AA 12% and A 5%.

Income exempt from Federal taxes with preservation of capital remain the primary objectives of the Fund.

If you would like more frequent updates, visit our website at www.integritymf.com for daily prices along with pertinent Fund information.

Sincerely,

The Portfolio Management Team

The views expressed are those of Monte Avery, Chief Portfolio Strategist with Integrity Mutual Funds.   The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or any Integrity Mutual Fund.

Terms & Definitions  June 30, 2004 (Unaudited)

Appreciation

The increase in value of an asset.

Average Annual Total Return

A standardized measurement of the return (yield and appreciation) earned by the fund on an annual basis, assuming all distributions are reinvested.

Coupon Rate or Face Rate

The rate of interest payable annually, based on the face amount of the bond; expressed as a percentage.

Depreciation

The decrease in value of an asset.

Lehman Brothers Municipal Bond Index

An unmanaged list of long-term, fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market.  The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund.

Market Value

The actual (or estimated) price at which a bond trades in the market place.

Maturity

A measure of the term or life of a bond in years.  When a bond “matures,” the issuer repays the principal.

Net Asset Value (NAV)

The value of all your fund’s assets, minus any liabilities, divided by the number of outstanding shares, not including any initial sales charge.

Quality Ratings

A designation assigned by independent rating companies to give a relative indication of a bond’s credit worthiness.  “AAA,” “AA,” “A,” and “BBB” indicate investment grade securities.  Ratings can range from a high of “AAA” to a low of “D”.

Total Return

Measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in the fund’s portfolio for the period, assuming the reinvestment of all dividends.  It represents the aggregate percentage or dollar value change over the period.

June 30, 2004 (Unaudited)

Insert Pie Charts

PERFORMANCE AND COMPOSITION

PORTFOLIO QUALITY RATINGS

(based on Total Long-Term Investments)

AAA	83.6%
AA	11.6%
A	4.8%

Quality ratings reflect the financial strength of the issuer.  They are assigned by independent rating services such as Moody’s Investors Services and Standard & Poor’s.  Non-rated bonds have been determined to be of appropriate quality for the portfolio by Integrity Money Management, the investment adviser.

These percentages are subject to change.

PORTFOLIO MARKET SECTORS

(As a % of Net Assets)

T-Transportation	38.4%
W/S-Water/Sewer	17.2%
U-Utilities	16.4%
S-School	12.4%
O-Other	9.0%
HC-Health Care	4.4%
G-Government	2.2%

Market sectors are breakdowns of the Fund’s portfolio holdings into specific investment classes.

These percentages are subject to change.

June 30, 2004 (Unaudited)

DISCLOSURE OF FUND EXPENSES

EXAMPLE 1:

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $1,000 in the Fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of those periods.  The example also is based on the Fund’s actual expenses of 0.33% and rate of return for the period of 0.15%.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption	No Redemption
Share Class	A	A
YTD Expenses	$46	$46

Account value of an initial investment of $1,000 as of the end of the period would be $959.

EXAMPLE 2:

This example assumes that you invest $1,000 in the Fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of those periods.  The example is based on the Fund’s actual operating expenses of 0.33% and also assumes that your investment has a 5% return.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption	No Redemption
Share Class	A	A
YTD Expenses	$46	$46

Account value of an initial investment of $1,000 as of the end of the period would be $1,005.

June 30, 2004 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	For periods ending June 30, 2004
Integrity Municipal Fund				Since Inception
Class A Shares	1 year	5 year	10 year	(April 30, 2004)
Without Sales Charge	N/A	N/A	N/A	0.15%
With Sales Charge (4.25%)	N/A	N/A	N/A	(4.08)%

	For periods ending June 30, 2004
				Since Inception
Lehman Brothers Municipal Bond Index	1 year	5 year	10 year	(April 30, 2004)
	N/A	N/A	N/A	0.00%

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemption of Fund shares.

Performance data quoted above is historical.  Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.  You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 1-800-276-1262.

You should consider the fund's investment objectives, risks, and charges and expenses carefully before investing.  For this and other important information, please obtain a fund prospectus at no cost from your financial advisor and read it carefully before investing.

June 30, 2004 (Unaudited)

COMPARATIVE INDEX GRAPH (insert here)

Comparison of change in value of a $10,000 investment in the Integrity Municipal Fund and the Lehman Brothers Municipal Bond Index

	Integrity Municipal Fund w/o Sales Charge	Integrity Municipal Fund w/Max Sales Charge	Lehman Brothers Municipal Bond Index

04/30/04	$10,000	$9,575	$10,000
06/30/04	$10,015	$9,592	$10,000

Putting Performance into Perspective

Returns are historical and are not a guarantee of future results.  The graph comparing your Fund’s performance to a benchmark index provides you with a general sense of how your Fund performed.  To put this information in context, it may be helpful to understand the special differences between the two.  Your Fund’s total return for the period shown appears with and without sales charges and includes Fund expenses and management fees.  A securities index measures the performance of a theoretical portfolio.  Unlike a fund, the index is unmanaged; there are no expenses that affect the results.  In addition, few investors could purchase all of the securities necessary to match the index.  And, if they could, they would incur transaction costs and other expenses.  All Fund and benchmark returns include reinvested dividends. The Fund’s share price, yields, and total returns will vary, so that shares, when redeemed, may be worth more or less than their original cost.

June 30, 2004 (Unaudited)

MANAGEMENT OF THE FUND

The Board of The Integrity Funds consists of four Trustees.  These same individuals, unless otherwise noted, also serve as directors or trustees for all of the funds in the Integrity family of funds, the six series of Integrity Managed Portfolios (formerly known as Ranson Managed Portfolios), and the eight series of The Integrity Funds.  Three Trustees (75% of the total) have no affiliation or business connection with the Investment Adviser or any of its affiliates.  These are the “independent” Trustees.  The remaining three Trustees/Officers are “interested” by virtue of their affiliation with the Investment Adviser and its affiliates.

The Independent Trustees of the Fund, their term of office and length of time served, their principal occupation(s) during the past five years, the number of portfolios overseen in the Fund Complex by each Independent Trustee and other directorships, if any, held outside the Fund Complex, are shown below.

INDEPENDENT TRUSTEES

Name, Address and Age	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex *	Other Directorships Held Outside The Fund Complex
Lynn W. Aas 904 NW 27th Minot, ND 58703 83	Trustee	Since inception	Retired; Attorney; Director, ND Tax-Free Fund, Inc. (since December 1994), Montana Tax-Free Fund, Inc. (since December 1994), South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004) Integrity Fund of Funds, Inc. (since August 1994), Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003); Trustee, Integrity Managed Portfolios (since January 1996) and The Integrity Funds (since September 2003); and Director, First Western Bank & Trust (until May 2002).	17	None
Orlin W. Backes 15 2nd Ave., SW – Ste. 305 Minot, ND 58701 69	Trustee	Since inception	Attorney, McGee, Hankla, Backes & Dobrovolny, P.C.; Director, ND Tax-Free Fund, Inc. (since April 1995), Montana Tax-Free Fund, Inc. (since April 1995), South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004), Integrity Fund of Funds, Inc. (since April 1995), Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003); Trustee, Integrity Managed Portfolios (since January 1996) and The Integrity Funds (since May 2003); and Director, First Western Bank & Trust.	17	Director, First Western Bank & Trust
R. James Maxson Town & Country Center 1015 S. Broadway Suite 15 Minot, ND 58701 56	Trustee	Since inception	Attorney, Maxson Law Office (since November 2002), Attorney, McGee, Hankla, Backes & Dobrovolny, P.C. (April 2000 to November 2002); Attorney, Farhart, Lian and Maxson, P.C. (March 1976 to March 2000); Director, ND Tax-Free Fund, Inc. (since January 1999), Montana Tax-Free Fund, Inc. (since January 1999), South Dakota Tax-Free Fund, Inc. ( January 1999 to June 2004), Integrity Fund of Funds, Inc. (since January 1999), Integrity Small-Cap Fund of Funds, Inc. (January 1999 to June 2003); and Trustee, Integrity Managed Portfolios (since January 1999) and The Integrity Funds (since May 2003).	17	None

*The Fund Complex consists of the three funds in the Integrity family of funds, the six series of Integrity Managed Portfolios, and the eight series of The Integrity Funds.

Trustees (Directors for Corporate Funds) and officers of the Fund serve until their resignation, removal or retirement.

The Statement of Additional Information contains more information about the Fund’s Trustees and is available without charge upon request, by calling Integrity Funds Distributor, Inc. at 1(800) 601-5593

The Interested Trustees and executive officers of the Fund, their term of office and length of time served, their principal occupation(s) during the past five years, the number of portfolios overseen in the Fund Complex by each Interested Trustee and other directorships, if any, held outside the Fund Complex, are shown below.

INTERESTED TRUSTEES AND EXECUTIVE OFFICERS

Name, Address and Age	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex *	Other Directorships Held Outside The Fund Complex
**Peter A. Quist 1 Main Street North Minot, ND 58703 70	Vice President and Secretary	Since inception

Attorney; Director and Vice President, Integrity Mutual Funds, Inc.; Director, Vice President and Secretary, Integrity Money Management, Inc. (formerly known as ND Money Management, Inc.,), ND Capital, Inc., Integrity Fund Services, Inc., (formerly known as ND Resources, Inc.), ND Tax-Free Fund, Inc., ND Insured Income Fund, Inc. (November 1990 to August 1999), Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004), Integrity Fund of Funds, Inc., Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003), Integrity Funds Distributor, Inc., (formerly known as Ranson Capital Corporation) (since January 1996); and Director, ARM Securities Corporation (since May 2000).

				3	None
**Robert E. Walstad 1 Main Street North Minot, ND 58703 59	Trustee, Chairman, President	Since inception

Director (since September 1987), President (September 1987 to October 2001 and September 2002 to May 2003), Integrity Mutual Funds, Inc.; Director, President and Treasurer, Integrity Money Management, Inc., ND Capital, Inc., Integrity Fund Services, Inc., ND Tax-Free Fund, Inc., ND Insured Income Fund, Inc. (November 1990 to August 1999), Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004), Integrity Fund of Funds, Inc. and Integrity Small-Cap Fund of Funds Inc.; (September 1998 to June 2003), Trustee, Chairman, President, and Treasurer, Integrity Managed Portfolios; Director, President, CEO, and Treasurer, Integrity Funds Distributor, Inc. (January 1996 to August 2003); Director (October 1999 to June 2003), President (October 1999 - October 2001), Magic Internet Services, Inc.; Director (since May 2000), President (May 2000 to October 2001- Sept 2002 to present), ARM Securities Corporation; Director, CEO, Chairman, Capital Financial Services, Inc. (since January 2002).

				17	Director, Capital Financial Services, Inc.
**Brent M. Wheeler 1 Main Street North Minot, ND 58703 33	Treasurer	Since May 2004

Fund Accountant (May 1994 to December 1997) Sr. Fund Accountant (December 1997 to June 1998) Fund Accounting Manager (Since June 1998), Integrity Mutual Funds, Inc.; Treasurer (Since May 2004), Integrity Funds, Integrity Managed Portfolios, Integrity Mutual Funds.

Minot State University Alumni Association

* The Fund Complex consists of the three funds in the Integrity family of funds, the six series of Integrity Managed Portfolios, and the eight series of The Integrity Funds.

** Trustees who are “interested persons” of the Funds as defined in the Investment Company Act of 1940.  Messrs. Quist, Walstad and Wheeler are interested persons by virtue of being officers and directors of the Fund’s Investment Adviser and Principal Underwriter.

Trustees (Directors for Corporate Funds) and officers of the Fund serve until their resignation, removal or retirement.

The Statement of Additional Information contains more information about the Fund’s Trustees and is available without charge upon request, by calling Integrity Funds Distributor, Inc. at 1(800) 601-5593

June 30, 2004 (Unaudited)

TRUSTEES INFORMATION

INDEPENDENT TRUSTEES

[PHOTO]	[PHOTO]	[PHOTO]
Lynn W. Aas	Orlin W. Backes	R. James Maxson

INTERESTED TRUSTEES AND EXECUTIVE OFFICERS

[PHOTO]	[PHOTO]	[PHOTO]
Peter A. Quist Vice-President	Robert E. Walstad President	Brent M. Wheeler Treasurer

Schedule of Investments  June 30, 2004 (Unaudited)

Name of Issuer Percentages represent the market value of each investment category to total net assets	Rating Moodys/S&P	Coupon Rate	Maturity	Principal Amount	Market Value

STATE MUNICIPAL BONDS (91.4%)

Anchorage, Alaska (Water Rev.) MBIA	Aaa/AAA	5.125%	05/01/2029	$25,000	$25,386
Total Alaska Municipal Bonds (2.2%)					25,386

Glendale, AZ. (Water & Sewer Rev.) AMBAC	Aaa/AAA	5.000	07/01/2028	65,000	65,362
Mesa, AZ. (Street & Highway Rev.) FSA	Aaa/AAA	5.125	07/01/2023	50,000	51,333
Northern AZ. (University Rev.) FGIC	Aaa/AAA	5.000	06/01/2027	10,000	10,060
Oro Valley, AZ. (Municipal Water Proj.) MBIA	Aaa/AAA	5.000	07/01/2028	40,000	40,223
*Phoenix, AZ (Various Purpose)	Aa-1/AA+	5.000	07/01/2027	20,000	20,136
Salt River Proj. AZ (Ag Imp & Power Elec. Sys.)	Aa/AA	5.000	01/01/2024	25,000	25,596
#Scottsdale, AZ General Obligation	Aaa/AAA	5.000	07/01/2024	25,000	25,605
Total Arizona Municipal Bonds (21.0%)					238,315

#Colorado Springs, CO Utility Rev.	Aa/AA	5.000	11/15/2027	25,000	25,093
Denver, CO (Convention Center) XLCA	Aaa/AAA	4.750	12/01/2028	5,000	4,836
Total Colorado Municipal Bonds (2.6%)					29,929

Marco Island, FL (Utility Rev.) MBIA	Aaa/AAA	5.000	10/01/2027	25,000	25,152
Tallahassee, FL (Energy System Rev.) FSA	Aaa/AAA	4.750	10/01/2026	5,000	4,915
Total Florida Municipal Bonds (2.6%)					30,067

Fulton County, GA (Water & Sewer Rev.) FGIC	Aaa/AAA	4.750	01/01/2028	15,000	14,545
Total Georgia Municipal Bonds (1.3%)					14,545

Chicago, IL FGIC	Aaa/AAA	5.250	01/01/2028	10,000	10,287
#Illinois State General Obligation	Aa-3/AA	5.000	06/01/2028	25,000	24,946
Total Illinois Municipal Bonds (3.1%)					35,233

Burlington, KS PCR Gas & Elec. MBIA	Aaa/AAA	5.300	06/01/2031	50,000	50,577
Total Kansas Municipal Bonds (4.5%)					50,577

*Michigan St. Bldg. Rev.	Aa/AA	5.000	10/15/2024	25,000	25,101
Total Michigan Municipal Bonds (2.2%)					25,101

#Minneapolis & St Paul, MN (Airport Rev.) MBIA	Aaa/AAA	5.000	01/01/2028	30,000	30,415
Total Minnesota Municipal Bonds (2.7%)					30,415

New Hampshire Hgr. Educ. & Hlth. Fac. (Dartmouth College) Rev.	Aaa/AAA	5.125	06/01/2028	25,000	25,484
Total New Hampshire Municipal Bonds (2.2%)					25,484

#Metropolitan Transit Auth. NY FSA	Aaa/AAA	5.000	11/15/2027	25,000	25,093
*New York, NY G.O.	A/A	5.000	10/15/2029	50,000	49,300
Total New York Municipal Bonds (6.6%)					74,393

#Franklin Cty, OH Hosp. Rev. (Ohio Health) MBIA	Aaa/AAA	5.000	05/15/2028	25,000	24,921
*Ohio State (Turnpike Rev.) AMBAC	Aaa/AAA	5.250	02/15/2031	30,000	30,882
#University of Cincinnati, Ohio FGIC	Aaa/AAA	5.000	06/01/2031	30,000	30,045
Total Ohio Municipal Bonds (7.6%)					85,848

#Claremore, OK (Public Works Rev.) FSA	NR/AAA	5.000	06/01/2029	40,000	40,018
Oklahoma City, OK Water Utility Trust (Water & Sewer) Rev. FGIC	Aaa/AAA	5.000	07/01/2029	25,000	24,517
Total Oklahoma Municipal Bonds (5.7%)					64,535

Amarillo, TX (Independent School District) PSF	Aaa/AAA	5.000	02/01/2026	25,000	25,179
Dallas, TX (Rapid Transit) AMBAC	Aaa/AAA	5.000	12/01/2026	5,000	5,037
*El Paso, TX School District PSF	Aaa/AAA	5.125	08/15/2029	20,000	20,133
Frisco, TX (Independent School District) PSF	Aaa/NR	5.000	05/15/2030	5,000	4,969
San Antonio, TX Water Rev. FGIC	Aaa/AAA	5.125	05/15/2029	25,000	25,101
Texas St. Turnpike (Dallas Northway Rev.) FGIC	Aaa/AAA	5.000	01/01/2025	85,000	86,865
Total Texas Municipal Bonds (14.7%)					167,284

Utah St. University (Student Building) MBIA	Aaa/AAA	5.000	04/01/2026	25,000	25,148
Total Utah Municipal Bonds (2.2%)					25,148

Bremerton, WA. G.O. AMBAC	Aaa/NR	5.250	12/01/2027	25,000	25,594
King County, WA (Public Transportation Sales Tax) MBIA	Aaa/AAA	5.000	06/01/2025	25,000	25,274
Seattle, WA G.O.	Aa-1/AAA	5.000	08/01/2026	25,000	24,916
Total Washington Municipal Bonds (6.7%)					75,784

Wisconsin (Public Power Rev) MBIA	Aaa/AAA	5.000	07/01/2028	15,000	15,042
*Wisconsin St. Health & Ed. Facs. (Prohealth Care) AMBAC	Aaa/AAA	5.125	08/15/2028	25,000	25,151
Total Wisconsin Municipal Bonds (3.5%)					40,193

TOTAL MUNICIPAL BONDS (COST: $1,031,265)					$1,038,237

TOTAL INVESTMENTS IN SECURITIES (COST: $1,031,265)					$1,038,237
OTHER ASSETS LESS LIABILITIES					97,498
NET ASSETS					$1,135,735

* Indicates bonds are segregated by the custodian to cover when-issued or delayed-delivery purchases.

   Only 25,000 of the New York, NY G.O. 5.000% 10/15/2029 position is segregated as of 06/30/04.

# Indicates bonds are segregated by the custodian to cover initial margin requirements.

 Non-rated (NR) securities in the Fund were investment grade when purchased.

The accompanying notes are an integral part of these financial statements.

Financial Statements  June 30, 2004

Statement of Assets and Liabilities  June 30, 2004 (Unaudited)

ASSETS
Investments in securities, at value (cost: $1,031,265)	$1,038,237
Cash	16,103
Variation margin on futures	11,531
Accrued interest receivable	14,771
Receivable due from manager	8,521
Receivable for fund shares sold	50,000
Prepaid expenses	8,122

Total Assets	$1,147,285

LIABILITIES
Dividends payable	$3,164
Accrued expenses	8,386

Total Liabilities	$11,550

NET ASSETS	$1,135,735

Net assets are represented by:
Capital stock outstanding	$1,135,860
Accumulated undistributed net realized gain (loss) on investments	10
Unrealized appreciation on investments	6,972
Unrealized depreciation on futures	(7,107)
Total amount representing net assets applicable to
113,954 outstanding shares of no par common stock (unlimited
shares authorized)	$1,135,735

Net asset value per share	$9.97
Offering price (based on sales charge of 4.25%)	$10.41

The accompanying notes are an integral part of these financial statements.

Statement of Operations  For the period since inception (April 30, 2004) through June 30, 2004 (Unaudited)

INVESTMENT INCOME
Interest	$4,194
Total Investment Income	$4,194

EXPENSES
Investment advisory fees	$704
Distribution (12b-1) fees	292
Administrative service fees	3,733
Transfer agent fees	2,800
Accounting service fees	3,792
Custodian fees	156
Professional fees	129
Trustees fees	235
Transfer agent out-of-pockets	62
Reports to shareholders	156
Insurance expense	104
Legal fees	757
Audit fees	933
License, fees, and registrations	1,556
Total Expenses	$15,409
Less expenses waived or absorbed by the Fund’s manager	(15,016)
Total Net Expenses	$393

NET INVESTMENT INCOME	$3,801

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from:
Investment transactions	$0
Net change in unrealized appreciation (depreciation) of:
Investments	6,972
Futures	(7,107)
Net Realized and Unrealized Gain (Loss) on Investments	$(135)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,666

The accompanying notes are an integral part of these financial statements.

Financial Statements  June 30, 2004

Statement of Changes in Net Assets
For the period since inception (April 30, 2004) through June 30, 2004

For The Period Since Inception (April 30, 2004) Thru June 30, 2004 (Unaudited)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$3,801
Net realized gain (loss) on investment and futures transactions	0
Net change in unrealized appreciation (depreciation) on investments and futures	(135)
Net Increase (Decrease) in Net Assets Resulting From Operations	$3,666

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income ($.04)	$(3,790)
Distributions from net realized gain on investment transactions:	0
Total Dividends and Distributions	$(3,790)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	$1,151,308
Proceeds from reinvested dividends:	551
Cost of shares redeemed:	(16,000)
Net Increase (Decrease) in Net Assets Resulting From Capital Share Transactions	$1,135,859

TOTAL INCREASE (DECREASE) IN NET ASSETS	$1,135,735
NET ASSETS, BEGINNING OF PERIOD	0
NET ASSETS, END OF PERIOD	$1,135,735

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements  June 30, 2004 (Unaudited)

Note 1.  ORGANIZATION

Integrity Municipal Fund (the “Fund”) is an investment portfolio of The Integrity Funds (the “Trust”) registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company.  The Fund seeks to earn as high level of current income exempt from federal taxes as is consistent with preservation of capital.  The Fund commenced operations on April 30, 2004, under The Integrity Funds.  From its inception September 7, 1992 until February 9, 1998, The Integrity Funds were organized by the investment adviser as a Collective Investment Trust under New York Law and the regulations of the U.S. Comptroller of the Currency, participation in which was limited to qualified individual accounts such as IRAs and retirement and pension trusts.  On February 9, 1998, the Collective Investment Trust reorganized as a Delaware business trust.  In connection with this reorganization, the name of the trust was changed from “Canandaigua National Collective Investment Fund for Qualified Trusts” to “The Canandaigua Funds.”  On March 3, 2003, the trust was renamed “The Integrity Funds”.

The Funds shares are sold with an initial sales charge of 4.25% and a distribution fee of up to 0.25% on an annual basis.

Note 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investment security valuation - Securities for which quotations are not readily available (which will constitute a majority of the securities held by the Fund) are valued using a matrix system at fair value as determined by Integrity Money Management, Inc.  The matrix system has been developed based on procedures approved by the Board of Trustees which include consideration of the following: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions.  Because the market value of securities can only be established by agreement between parties in a sales transaction, and because of the uncertainty inherent in the valuation process, the fair values as determined may differ from the values that would have been used had a ready market for the securities existed.  The Fund follows industry practice and records security transactions on the trade date.

Federal and state income taxes – It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code (the “Code”) and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

The tax character of distributions paid was as follows:

June 30, 2004
Tax-exempt income	$3,790
Ordinary Income	0
Long-term Capital Gains	0
Total	$3,790

Net capital losses incurred after October 31, and within the tax year are deemed to arise on the first business day of the Funds’ next taxable year.

Distributions to shareholders - Dividends from net investment income, declared daily and payable monthly, are reinvested in additional shares of the Fund at net asset value or paid in cash.  Capital gains, when available, are distributed along with the last income dividend of the calendar year.

Premiums and discounts - Premiums and discounts on debt securities are amortized for financial reporting purposes.

Other - Income and expenses are recorded on the accrual basis.  Investment transactions are accounted for on the trade date.  Realized gains and losses are reported on the identified cost basis.  Distributions to shareholders are recorded by the Fund on the ex-dividend date.  Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with accounting principles generally accepted in the United States of America.  These differences are primarily due to differing treatment for market discount, capital loss carryforwards and losses due to wash sales and futures transactions.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital.  Temporary book and tax basis differences will reverse in a subsequent period.

Futures contracts - The Fund may purchase and sell financial futures contracts to hedge against changes in the values of tax-exempt municipal securities the Fund owns or expects to purchase.

A futures contract is an agreement between two parties to buy or sell units of a particular index or a certain amount of U.S. Government or municipal securities at a set price on a future date.  Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum “initial margin” requirement of the futures exchange on which the contract is traded.  Subsequent payments (“variation margin”) are made or received by the Fund, dependent on the fluctuations in the value of the underlying index.  Daily fluctuations in value are recorded for financial reporting purposes as unrealized gains or losses by the Fund.  When entering into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contracts sold and the futures contracts to buy.  Unrealized appreciation (depreciation) related to open futures contracts is required to be treated as realized gain (loss) for Federal income tax purposes.

Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Schedule of Investments.  The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.

Certain risks may arise upon entering into futures contracts.  These risks may include changes in the value of the futures contracts that may not directly correlate with changes in the value of the underlying securities.

At June 30, 2004, the Fund had outstanding futures contracts to sell debt securities as follows:

Contracts to Sell	Expiration Date	Number of Futures Contracts	Valuation as of June 30, 2004	Unrealized Appreciation (Depreciation)
U.S. Treasury Bonds	09/2004	3	$11,531	($7,107)

Use of estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Reclassifications – Certain prior year amounts have been reclassified to conform to the current year presentation.

Note 3.  CAPITAL SHARE TRANSACTIONS

As of June 30, 2004, there were unlimited shares of no par authorized; 113,954 shares were outstanding at June 30, 2004.

Transactions in capital shares were as follows:

For The Period Since Inception (April 30, 2004) Thru June 30, 2004 (Unaudited)
Shares sold	115,515
Shares issued on reinvestment of dividends	55
Shares redeemed	(1,616)
Net increase (decrease)	113,954

Note 4. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Integrity Money Management, Inc., the Fund’s investment adviser; Integrity Funds Distributor, Inc., the Fund’s underwriter; and Integrity Fund Services, Inc., the Fund’s transfer, accounting, and administrative services agent; are subsidiaries of Integrity Mutual Funds, Inc., the Fund’s sponsor.

The Fund has engaged Integrity Money Management, Inc. to provide investment advisory and management services to the Fund.  The Investment Advisory Agreement provides for fees to be computed at an annual rate of 0.60% of the Fund’s average daily net assets.  The Fund has waived all investment advisory and management service fees for the period since inception (April 30, 2004) through June 30, 2004.  Certain officers and trustees of the Fund are also officers and trustees of the investment adviser.

The Investment Adviser has contractually agreed to waive its management fee and to reimburse expenses, other that extraordinary or non-recurring expenses, so that the Net Annual Operating Expenses of the Municipal Fund do not exceed 1.25% until April 30, 2005.  Thereafter, the expense limitation may be terminated or revised.  Amounts waived or reimbursed may be recouped by the Investment Adviser within three years of the waiver or reimbursement to the extent that recoupment will not cause operating expenses to exceed any expense limitation in place at the time.  An expense limitation lowers expense ratios and increases returns to investors.

Integrity Funds Distributor, Inc. serves as the principal underwriter for the Fund.  The Fund has adopted a distribution plan for each class of shares as allowed by Rule 12b-1 of the 1940 Act.  Distribution plans permit the Fund to reimburse its principal underwriter for costs related to selling shares of the Fund and for various other services.  These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Fund, are paid by shareholders through expenses called “Distribution Plan expenses.”  The Fund presently pays an annual distribution fee of up to 0.25% of the average daily net assets of the class.  Distribution Plan expenses are calculated daily and paid monthly.  The Fund has recognized $292 of distribution fees for the period since inception through June 30, 2004.  The Fund has a payable to Integrity Funds Distributor, Inc. of $199 at June 30, 2004, for distribution fees.

Integrity Fund Services, Inc. (the transfer agent) provides shareholder services for a fee that varies according to the size of the Fund and is reimbursed for out-of-pocket expenses.  An additional fee with a minimum of $500 per month is charged for each additional share class.  The Fund has recognized $2,800 of transfer agency fees for the period since inception through June 30, 2004.  The Fund has a payable to Integrity Fund Services, Inc. of $1,600 at June 30, 2004, for transfer agency fees.  Integrity Fund Services, Inc. also acts as the Fund’s accounting services agent for a monthly fee equal to the sum of a fixed fee of $2,000, and a variable fee equal to 0.05% of the Fund’s average daily net assets on an annual basis for the Fund’s first $50 million and at a lower rate on the average daily net assets in excess of $50 million.  An additional minimum fee of $500 per month is charged by Integrity Fund Services, Inc. for each additional share class.  The Fund has recognized $3,792 accounting service fees for the period since inception through June 30, 2004.  The Fund has a payable to Integrity Fund Services, Inc. of $2,173 at June 30, 2004, for accounting service fees.  Integrity Fund Services, Inc. also acts as the Fund’s administrative service agent for a monthly fee equal to the rate of 0.20% of average daily net assets with a minimum of $2,000 per month plus out-of-pocket expenses.  The Fund will pay an additional minimum fee of $500 per month for each additional share class.  The Fund has recognized $3,733 of administrative service fees for the period since inception through June 30, 2004.  The Fund has a payable to Integrity Fund Services, Inc. of $2,133 at June 30, 2004, for administrative service fees.

Note 5.  INVESTMENT SECURITY TRANSACTIONS

The cost of purchases and proceeds from the sale of investment securities (excluding short-term securities) aggregated $1,031,351 and $0, respectively, for the period since inception (April 30, 2004) through June 30, 2004.

Note 6.  INVESTMENT IN SECURITIES

At June 30, 2004, the aggregate cost of securities for federal income tax purposes was substantially the same for financial reporting purposes at $1,031,265. The net unrealized appreciation of investments based on the cost was $6,972, which is comprised of $7,747 aggregate gross unrealized appreciation and $775 aggregate gross unrealized depreciation.

Financial Highlights

Selected per share data and ratios for the period indicated

For The Period Since Inception (April 30, 2004) Thru June 30, 2004 (Unaudited)
NET ASSET VALUE, BEGINNING OF PERIOD	$10.00

Income from Investment Operations:
Net investment income	$.04
Net realized and unrealized gain (loss) on investment transactions	(.03)
Total Income (Loss) From Investment Operations	.01

Less Distributions:
Dividends from net investment income	$(.04)
Distributions from net realized gains	.00
Total Distributions	$(.04)

NET ASSET VALUE, END OF PERIOD	$9.97

Total Return	0.15%(A)(D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$1,136
Ratio of net expenses (after expense assumption) to average net assets	0.33%(B)(C)
Ratio of net investment income to average net assets	1.02%(C)
Portfolio turnover rate	0.00%

(A) Excludes maximum sales charge of 4.25%

(B) During the periods indicated above, Integrity Mutual Funds, Inc. assumed/waived expenses of $15,016.  If the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets would have been 12.89%.

(C) Ratio is annualized.

(D) Ratio is not annualized.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant's annual Form N-CSR.  No substantive amendments were approved or waivers were granted to this code of ethics during the registrant's most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Item not applicable to semi-annual report.

Item 4. Principal Accountant Fees and Services.

Item not applicable to semi-annual report.

Items 5. Not applicable

Items 6. The Schedule of Investments is included in  Item 1 of Form N-CSRS.

Item 7. Not applicable

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

              Not applicable

Item 9. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors in the last fiscal half-year.

Item 10. Controls and Procedures.

(a)                The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b)                The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11. Exhibits

(a)(1)       The registrant’s code of ethics filed pursuant to Item 2 of the N-CSR is filed with the registrant’s annual N-CSR.

(2)          Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 is filed and attached hereto.

(b)                Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Integrity Funds

BY: Robert E. Wastad

ROBERT E. WALSTAD

PRESIDENT

Date: August 27, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

The Integrity Funds

BY: Robert E. Wastad

ROBERT E. WALSTAD

PRESIDENT

Date: August 27, 2004

BY: Brent Wheeler

BRENT WHEELER

TREASURER

Date: August 27, 2004